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                                                                   EXHIBIT 10.10



                               VESSEL CONSTRUCTION
                                    CONTRACT













































March 30, 2000                                                      Page 1 of 23
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                                Table of Contents


Article                                                              Page No.
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
1.    SUBJECT MATTER....................................................3

2.    PERFORMANCE BOND..................................................4

3.    CONSIDERATION AND PROGRESS PAYMENTS...............................4

4.    MASTER CONSTRUCTION SCHEDULE......................................5

5.    INVOICING.........................................................5

6.    INSPECTION, ACCESS, AND TESTS.....................................5

7.    TIME FOR COMPLETION...............................................6

8.    DELIVERY AND RISK OF LOSS.........................................7

9.    ALTERATIONS OR CHANGES............................................9

10.   INSURANCE AND INDEMNITY..........................................10

11.   TITLE TO THE VESSEL..............................................12

12.   DEFAULT..........................................................12

13.   PAYMENT OF SUPPLIERS AND WORKMEN.................................15

14.   ASSIGNMENT.......................................................15

15.   REPRESENTATIONS ABOUT COMMISSIONS................................15

16.   REGARDING WARRANTIES AND RELATED MATTERS.........................15

17.   ARBITRATION PROVISION............................................17

18.   NOTICES..........................................................17

19.   OWNER-FURNISHED EQUIPMENT........................................17

20.   TAXES............................................................17

21.   EFFECT OF WAIVER.................................................18

22.   CONTRACT EMBODIES ALL AGREEMENTS.................................18

23.   PATENTS..........................................................18

24.   USE OF PLANS AND SPECIFICATIONS..................................18

25.   CONSTRUCTION OF AGREEMENT........................................18

26.   CONTRACT EFFECTIVE DATE..........................................19

27.   APPENDIX A - TECHNICAL SPECIFICATIONS AND PLANS..................20

28.   APPENDIX B - MASTER CONSTRUCTION SCHEDULE........................21

29.   APPENDIX C - MODEL PERFORMANCE BOND..............................22

30.   APPENDIX D - UNIT RATES..........................................23

March 30, 2000                                                      Page 2 of 23

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THIS VESSEL CONSTRUCTION CONTRACT(hereinafter referred to as "the Contract") is made and executed this __ day of ________; 2000, by and between BENDER SHIPBUILDING & REPAIR CO. INC. whose address is 265 S. Water St. Mobile Alabama 36601, (hereinafter called "Builder"), and Torch Deepwater Inc. whose address is 401 Whitney Avenue. Suite 400, Gretna. LA 70056, (hereinafter called "Owner").

                                   WITNESSETH:

1.  SUBJECT MATTER

Builder agrees to construct, complete, test and deliver the "Midnight Warrior" (hereinafter referred to as "Vessel" or the "Work") at its yard in Mobile, Alabama to Owner at Builder's dock. The Vessel is to be constructed in accordance with final detailed construction plans prepared by the Builder, based on Owner's specifications, preliminary drawings and appendices thereof, dated March 30th, 2000, which are made a part hereof, and approved by Owner. The final construction plans are hereinafter referred to as the "Plans", and the Technical Specifications are hereinafter referred to as the "Specifications". The Plans and Specifications are identified by the initials of the designated representatives of Builder and Owner. Any conflict between the requirements of the Contract, the Specifications, or the Plans shall be resolved by giving preference first to the terms of the Contract, and then to the Specifications, and then to the Plans.

Builder agrees to furnish at its expense all plant, labor, tools, equipment, and materials, all naval architecture, engineering and detailed working plans and drawings, and to obtain all licenses, permits, inspections, surveys, and approvals necessary for the construction of the Vessel.

The Vessel, when delivered, shall have the certificates listed in the Specifications under "Regulatory, Approvals and Certifications", as appropriate, all of which shall be procured by Builder at Builder's expense.

All certificates shall be procured in Owner's name.











March 30, 2000                                                      Page 3 of 23
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2.  PERFORMANCE BOND

Builder agrees to furnish, at its own expense, a performance bond of an amount up to 100% of the Contract Price in favor of Owner, in form and substance, and with such surety as may be approved by Owner, MarAd or any other financial institution, as it may apply, as per model in Appendix C. The Contract Price mentioned in Article 3 here below includes the cost of such performance bond equal to 100% of the Contract Price.

3.   CONSIDERATION AND PROGRESS PAYMENTS

Owner agrees to pay Builder for the construction of the Vessel covered by this Contract the total sum of $36,258,856.00 (U.S. Dollars) (the "Contract Price"), payable as per Article 5.

Percentage complete is to be established through mutual agreement of Builder's Representative, and Owner's Representative.

Owner shall deduct 5% from each progress payment as "Retention" and deposit this amount in a bank mutually agreed between Owner and Builder. Any interest on this account shall be payable to Builder. Upon completion of the Work according to the Specifications and approval of the Classification Society, the Owner shall release this "Retention" in full to the Builder prior to the delivery of the Vessel. If a dispute arises, Article 17 ? Arbitration Provision shall apply.

It is agreed that progress payments shall be made by Owner to Builder within thirty (30) days of the Builder submitting an invoice to the Owner.

All payments shall be made by bank wire to Builder's bank account, or check as specified by Builder upon Contract execution.

It is specifically understood and agreed that the Contract Price will only be increased or decreased in strict accordance with the provisions of Article 9 hereof.

Owner's obligation to pay the aggregate sum set forth above shall be absolute, and not in any way dependent upon whatever financial commitments, Owner may have from others, whether or not the Vessel is lost or destroyed after delivery and acceptance, and regardless of any occurrence, happening or event of whatsoever nature which occurs after delivery of said Vessel. Builder shall not suffer or permit any liens, claims or encumbrances to be made or asserted against the Vessel in connection with the Work provided that Owner pays for the Work as contemplated hereby.

Builder will invoice Owner, and Owner will pay Builder a 10% down payment upon Contract execution. Progress Payments shall be made by Owner to Builder based on approved progress reports as per Master Construction Schedule.




March 30, 2000                                                      Page 4 of 23

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Additional payments to the Contract Price may be due for Changes and Additions
to the Work as defined in Article 7, hereunder.

Billing of approved Change Orders by Builder, and payment by Owner, shall be made monthly and payment by Owner will be made as mentioned herein. Article 3, for the Contract Price Progress Payments.

4. MASTER CONSTRUCTION SCHEDULE

The Master Construction Schedule has been established by Builder and is attached at Appendix B of the Contract. This Master Construction Schedule is primarily a GANT chart of the Vessel construction including about 300 tasks in the Master Construction Schedule and shows "critical path" tasks. Builder and Owner acknowledge that the Master Construction Schedule is based on information available as of the execution date of this Contract. As drawings are produced information available as of the execution date of this Contract. The Master Construction Schedule will evolve into a more comprehensive CPM schedule. The CPM schedule will be updated periodically during the course of the Work and the "critical path" tasks will change as the Work progresses, subject to Article 7 and 9. Attached to the Master Construction Schedule is a spreadsheet that allocates the Contract Price for each of the tasks in the Master Construction Schedule over 10,000 points. Each task is broken down between labor and material (material includes equipment and subcontractors). The point value of one point equals the Contract Price divided by 10,000.

At the end of each month Builder and Owner will agree on the progress achieved for each task component and derive the cumulative number of points earned by Builder.

5. INVOICING

The monthly invoice amount will equal the difference between the current month's cumulative points earned less the cumulative number of points earned at the end of the previous month. The points earned during the month will be multiplied by the point value calculated in accordance with Article 4 above, less 10% thereof.

6. INSPECTION, ACCESS, AND TESTS.

The detailed manner and method of performing the Work hereunder shall be under the control of Builder, Owner being interested only in the result obtained. Notwithstanding, Owner and its designated representatives shall be given a reasonable opportunity to inspect the Work and perform all tests it deems appropriate at all times during normal business hours. Builder will, upon notice in writing by Owner or its representative, correct any deficiencies or defects in the Work, irrespective of possible ABS/USCG prior acceptance of same. No inspection or testing shall affect in any manner any of the



March 30, 2000                                                      Page 5 of 23

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thereof by Owner; provided, however, that Builder shall not be required to delay
Work because of the absence of such representative.

Builder shall provide fully furnished offices, within walking distance from the Vessel, with communications and computer facilities for up to four (4) Owner Representatives and two (2) Standard Pick-up Trucks to be utilized within shipyard facilities at no cost to Owner.

7. TIME FOR COMPLETION

Builder shall deliver the Vessel on or before eighteen (18) months after Contract Effective Date as defined in Article 26 below.

If, at any time before actual delivery, the construction of the Vessel is delayed due to acts of the U.S. Government, foreign government, princes or rulers; war, blockade, revolution, insurrection, mobilization, civil commotion, or riots; strikes; Acts of God or the public enemy; plague or other epidemic, quarantines; freight embargoes; earthquakes, tidal waves, flood, typhoons, hurricanes or storms that result in damage to the Shipyard or Works of the Builder, or to the Vessel, or any part thereof; fire, flood, or other causes beyond the control of the Builder or its sub-contractors, as the case may be, ("Force Majeure"); then, subject to the next succeeding sentence, the time for delivery of the Vessel under this Contract shall be extended for a period of time which shall not exceed the total cumulated time of all such permissible delays. Force Majeure events giving rise to delay(s) lasting 24 hours or less shall not be considered a permissible delay. If any series of Force Majeure events occurs which are due to a single cause, then, in such case, all such events shall be treated as one event. Builder shall take all reasonable steps to minimize the effects of Force Majeure.

Delays on account of such causes as provided for in the previous paragraph shall be understood to be permissible delays and are to be distinguished from non-permissible delays on account of which the Contract Price of the Vessel is subject to adjustment, as provided for in the last paragraph of this Article.

All reasonable action shall be taken by the party claiming Force Majeure to remove or overcome the cause of Force Majeure and to minimize the effect of Force Majeure on the delivery date, such claiming party to act with all reasonable dispatch. Force Majeure shall not apply, however, to financial obligations otherwise due. Each party claiming Force Majeure shall maintain records thereof which shall be open to inspection by the other and each party claiming Force Majeure shall give notice to the other in writing within two (2) working days of learning of the existence of a Force Majeure event or development. Such notice shall include a new delivery date, which shall be no more distant than the previous delivery date plus the number of day(s) of actual Force Majeure


March 30, 2000                                                      Page 6 of 23
delay. It is further agreed by the parties that delays that do not affect the "critical path tasks" cannot be used to increase the price or extend the delivery date.

If and when the completion of the Vessel is delayed by Force Majeure, the stipulated delivery date may be extended by a period equal to the subsequent delay affecting the critical path tasks, unless otherwise agreed to in writing. The delivery date shall automatically be extended to the new delivery date unless the other party, within five (5) working days after receipt of notice of a Force Majeure event or development, shall state its objection in writing to so treating such event or development as Force Majeure, in which event the rights of both parties shall be preserved, and the burden shall be on the party claiming Force Majeure to establish its right to rely on, and its compliance with, the provisions of this section. It is understood and agreed that Builder has included normal rain days in its schedule and that rain days shall not be considered Force Majeure unless the number of rain days exceeds the mean number as established by the National Weather Service for the area of Builder's yard by more than ten (10) days during the period of the Contract.

Within thirty (30) calendar days after the Contract Effective Date hereof, Builder shall furnish Owner with a written schedule specifying the date upon which each item of material and equipment for the Vessel being furnished by someone other than Owner shall be delivered to Builder's yard(s). Permissible delays, as herein above defined, in delivery of material or equipment being furnished for the Vessel by someone other than Owner shall be calculated on the basis of said schedule.

Since time is of the essence for the delivery of the Vessel, should a delay in the delivery of the Vessel be due to causes within the control of Builder and not one of the excusable delays set forth in the paragraphs above, Owner shall not be excused from its obligation to accept and pay for said Vessel, but Owner shall be entitled to Liquidated Damages in the amount of $50.00 per calendar day from the 10th day after the scheduled date for delivery until the actual delivery date. Said Liquidated Damages shall in no event exceed 10% of the Price. It is agreed that the Vessel is considered to be complete in accordance with the Contract and ready for delivery if only minor items remain outstanding and if these items do not adversely affect the commercial utility or efficient and lawful operation of the Vessel (collectively, the "Minor Items") and Builder has agreed to correct such Minor Items in a timely manner.

8. DELIVERY AND RISK OF LOSS

Builder agrees to complete and deliver the Vessel in accordance with the Plans and Specifications, and after completion of reasonable and satisfactory local sea trials, as described in the Specifications and/or required by the Classification Society, and delivery to the specified port, on payment of the balance of the price by Owner to Builder, deliver the Vessel to the Owner free and clear of all liens, claims or other encumbrances, in a seaworthy condition and in accordance with the Plans and Specifications, at a safe berth floating alongside the dock. In the event Owner fails to sign such a written acceptance,



March 30, 2000                                                      Page 7 of 23

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acceptance shall be conclusively presumed when Owner takes possession and control of the Vessel and departs the dock with the Vessel. Risk of loss shall pass to Owner upon documented delivery and acceptance.

Owner shall not unreasonably withhold acceptance of the Vessel, and shall notify Builder, in writing, within three (3) days of the completion of sea trials and inspections, of the exact nature of any defect or fault in construction which constitutes a refusal to accept such Vessel. Owner shall give Builder a reasonable time within which to correct such defect or fault not to exceed 30 days after receipt of written notice of same. Upon satisfactory correction of such defect or fault, Owner shall immediately accept the Vessel.

In the event Owner and Builder are unable to agree that the reason for refusing to accept the Vessel constitutes a fault or defect, Owner shall pay Builder the undisputed amount remaining outstanding, and shall deposit the disputed amount into an escrow account at a mutually acceptable financial institution, and the dispute shall be referred to arbitration as provided in Article 17 hereof.

Builder shall perform Vessel model tank tests to confirm that the ship basic design (hull and propulsion) is adequate to obtain the specified basic design speed. The Vessel motion, hydrodynamic characteristics, sea-keeping capability, stability and dynamic response (all as determined by response amplitude operators - RAOs) will be determined through model testing and non-linear time domain computer simulations. Such model tests and non-linear time domain computer simulations, will have to be undertaken under Builder's responsibility immediately after the Contract Effective Date and upon completion of hull line refinement no later than two (2) months after the Contract Effective Date.

If design confirmation is obtained, then Builder shall guarantee the 13 knots Vessel design speed. In the contrary, Owner will decide whether to accept the reduced speed that will result from the model tests and Builder shall guarantee the same. Alternatively, Owner and Builder will decide the course of action needed to reach the originally required speed and the revised Vessel design will be the subject of a Contract Change (Article 9 of Contract).

         (a) If the Vessel makes a speed of at least twelve and eight tenths (12.8) knots but less than thirteen (13) knots, Builder shall have the option of making corrections/changes as required to make the design speed or accepting payment of ninety nine per cent (99%) of the Price specified above.

         (b) If the Vessel makes a speed of at least twelve and one half (12.5) knots but less than twelve and eight tenths (12.8) knots, Builder shall have the option of making corrections/ changes as required to make the design speed or accepting payment of ninety eight per cent (98%) of the Price specified above.



March 30, 2000                                                      Page 8 of 23

         (c) If the Vessel makes a speed of at least twelve (12.0) knots but less than twelve and one half (12.5) knots, Builder shall have the option of making corrections/changes as required to make the design speed or accepting payment of ninety seven per cent (97%) of the Price specified above.

         (d) If the Vessel makes a speed of at least eleven and one half (11.5) knots but less than twelve (12.0) knots, Builder shall have the option of making corrections/ changes as required to make the design speed or accepting payment of ninety five per cent (95%) of the Price specified above.

         (e) If the Vessel makes a speed of at least eleven (11.0) knots but less than eleven and one half (11.5) knots, Builder shall have the option of making corrections/changes as required to make the design speed or accepting payment of ninety three per cent (93%) of the Price specified above.

Sea trial procedures will be developed by Builder on the basis of Guido Perla & Associates relevant Standard Specifications and SNAME Technical Research Bulletin 3-47 Guide for Sea Trials.

Furthermore, upon assessment by Owner of the Builder's report on the mentioned model tank tests and non-linear time domain computer simulations, Owner may require certain modifications of the Vessel basic design to alter the Vessel motion, hydrodynamic characteristics, sea-keeping capability, stability or dynamic response. Any such modifications will also be the subject of a Contract Change Order (Article 9 of the Contract).

9. ALTERATIONS OR CHANGES

If during construction of the Vessel, Owner desires to make any additions to, deductions from, or alterations in the Plans and/or Specifications, Owner's representative shall give notice in writing to Builder specifying in detail the changes proposed by Owner. Change Orders proposed by Owner must be mutually agreed upon by Owner and Builder, and Builder shall have no obligation to perform said changes unless a Change Order is signed by the Owner and the Builder and said Change Order must specify:

         (a) Details of change proposed, including reference to new Plans and/or Specifications, if any;

         (b)      The value of the Change Order, positive or negative; and

         (c) The number of days by which the delivery date of the Vessel shall be increased or decreased as per Change Order. Changes that do not affect the Master Construction Schedule's critical path cannot be used to extend the delivery date.

Should the regulatory agencies' rules and regulations referred to in the Technical Specifications, or the interpretation thereof, written and officially published by the following organizations:

International Maritime Organization "IMO", Maritime Safety Committee "MSC", United States Coast Guard NVIC "USCG NVIC", International Association of Classification Societies "IACS", when relevant and applicable, be altered


March 30, 2000                                                      Page 9 of 23

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or changed after the Contract Execution Date, then such change(s) will be the subject of a Change Order to the extent they affect the design and/or construction of the Vessel.

In the event that the parties cannot agree upon the cost of such changes, Owner will pay such changes by application of the Unit Rates for Procurement of Materials, Unit Rates for Itemized Work, Unit Rates for Labor or for Equipment as attached to this Agreement in Appendix D at its discretion.

10. INSURANCE AND INDEMNITY

Risk of loss of the Vessel shall be with the Builder until delivery.

A. Builder shall procure, at its expense, Builder's Risk insurance covering the Vessel and the Work (including Owner Furnished Equipment insured while located in Builder's yard) to its full value. The Builder's Risk policy shall be under the latest full American Institute Builder's Risk form including the Protection and Indemnity and the SRCC endorsement. The policy shall name Owner as additional assured and provide that payment of all losses shall be payable to the Owner, all progress payments made to Builder and the cost of any losses of Owner Furnished Equipment or materials destroyed as a result of such loss.

B. Builder hereby agrees to indemnify, defend and hold harmless Owner, its officers, employees, agents, and affiliates from and against any and all claims, demands or causes of action, by any and all third parties, arising out of or in any way connected with, directly or indirectly, the performance by the Builder of this Contract, for damages for death or injury to any person or loss of or damage to property, of any and all third parties, howsoever arising, and whether based in whole or in part on any negligent act or omission of Owner; provided, however, Builder shall not be required to defend, hold harmless and indemnify Owner for any claims caused by the sole negligence of Owner. Provided further, the foregoing indemnity shall be limited to the insurance coverages and limits set forth in paragraph C immediately following.

C. Builder further agrees to procure and maintain, at its sole cost and expense, insurance to fully cover all of its obligations set forth in this Contract, which shall include, but not be limited to, the following:

         1. Worker's Compensation Insurance at statutory amounts, endorsed to include the Longshoreman and Harbor Worker's Compensation Act coverage, with alternate employer and borrowed servant endorsements in favor of Owner. However, the alternate employer and the borrowed servant endorsements shall not operate to grant assured or additional assured status to Owner.

         2. Employers' and Maritime Employers' Liability insurance with alternate employer and borrowed servant endorsements in favor of Owner, in the minimum amount of $1,000,000 per occurrence covering injury to or death of any employee which may be outside the scope of the workmen's compensation statute in the area where the Work is performed. However, the alternate employer and the borrowed



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

                  servant endorsements shall not operate to grant assured or additional assured status to Owner.

         3. Comprehensive General Liability insurance, with the watercraft and care, custody and control exclusions deleted throughout, in the minimum amount of $1,000,000 per occurrence for bodily injury, personal injury and property damage and subject to a $2,000,000 general aggregate. Such insurance shall specifically cover the contractual liabilities and indemnities herein assumed by Builder and shall include "Action Over/Indemnity Buyback", "Products and Completed Operations Liability" and "Shiprepairer's Liability" provisions or endorsements.

         4. Automobile Liability insurance covering owned, non-owned, and hired automotive equipment in the minimum amount of $1,000,000 combined single limit for bodily injury or property damage.

         5. Excess liability insurance in the amount of $20,000,000 above the coverages in (2) through (4) above.

         6. If Builder uses any vessel in connection with its Work for Owner, Builder is required to maintain the following coverages with respect to such vessels:

                  a. Hull and Machinery Insurance on each vessel per the American Institute Hull clauses (June 2, 1977) or equivalent, covering fire explosions and marine perils, together with full four-fourths collision and running down clause [including Tower's Liability Insurance per the American Institute Tug Form (August 1, 1976) or equivalent, if the vessel is a tug] in an amount equal to the full insurable value of the vessel.

                  b. Primary Protection and Indemnity Insurance and Excess Protection and Indemnity Insurance per the SP-23 Form (Revised 1/56) or equivalent including excess Collision (and excess Tower's Liability Insurance, if the vessel is a tug) with limits of liability not less than $10,000,000 each accident on each Vessel.

All such insurance policies shall name the Owner as additional assured (with the exception of the Worker's Compensation and Employers' and Maritime Employers' Liability coverages) with a waiver of subrogation, provided that there is no recourse to Owner for the payment of premiums, deductibles or other charges, and be endorsed to be primary as respects any other insurance carried by Owner, and any "other insurance" or "cover elsewhere" clauses are to be deemed deleted as to Owner.

All such policies shall be upon such terms and with such insurers and underwriters as are acceptable to Owner, and shall provide not less than thirty
(30) days written notice to Owner of any cancellation, failure to renew, or of any material change in coverage. Further, the Comprehensive General Liability policies of Builder shall delete any provisions that might exclude coverage to Owner for claims by Builder's employees on the grounds of that employment relationship.


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

It is further agreed that the additional assured status and subrogation waivers shall be enforceable even if the contractual defense and indemnity obligations assumed by Builder under this Contract are invalidated or unenforceable by application of any state or federal law, including without limitation, the Longshoremen and Harbor Workers Compensation Act.

All premiums and deductibles shall be for Builder's sole account.

11. TITLE TO THE VESSEL.

Title and right to possession of the Vessel and all materials, equipment and machinery purchased for the Vessel are to be vested in Owner at all stages of construction subject to security interest in favor of Builder against the Vessel, material, equipment and machinery for all amounts due from owner to Builder. Builder shall identify, segregate and label all such materials, equipment and machinery.

12. DEFAULT

If any of the following events shall occur:

         (a) The Owner shall fail to make any payment when due under the Contract or fail to accept delivery of the Vessel completed in accordance with the Contract and such failure shall continue for more than fifteen (15) days after the Builder shall have given written notice thereof to the Owner; or

         (b) The Owner or Builder shall file a voluntary petition in bankruptcy or shall be adjudicated as bankrupt or insolvent, or shall file a petition or answer seeking any composition, readjustment, liquidation, dissolution or similar relief for itself under any federal, state or other law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of itself or of all or any substantial part of its assets, or shall make any general assignment for the benefit of creditors, or shall liquidate or dissolve; or

         (c) Further to above, if a petition shall be filed against the Owner or Builder seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under any federal, state or other law or regulation, and such petition shall remain undismissed or unstayed for an aggregate of thirty (30) days, or if any trustee, receiver or liquidator of the Owner or Builder or of all of any substantial part of its properties shall be appointed without the consent or acquiescence of the Owner or Builder and such appointment shall remain unvacated or unstayed for an aggregate of thirty (30); or



March 30, 2000                                                     Page 12 of 23

         (d) Builder shall fail to prosecute the Work with diligence, in accordance with the Master Construction Schedule, made part of the Contract, hereto as Appendix B or otherwise to comply substantially with all of its obligations under this Contract (except and to the extent that such failure is due to Force Majeure or Excusable delays) and such failure shall continue for more than five (5) calendar days after the Owner shall have given written notice thereof to Builder;

Then in any such event:

1.       Action By Owner Upon Default

         In the event of Builder's default, and Owner's election to have all or part of the Work completed, the Builder, at Owner's option, shall (i) assign such subcontracts and orders for material, services, and supplies to be used in the performance of the Work to the Owner as the Owner may direct and (ii) pay to the Owner the amount by which the total costs to the Owner of completing the Work, plus all amounts paid to the Builder hereunder, exceeds the total Contract Price, as adjusted hereunder; provided, however, that in computing the amount, if any, to be paid by the Builder to the Owner, appropriate adjustment shall be made for Change Orders.

         In the event of Builder's default, and if the Owner shall elect not to complete the Vessel, the Owner, at any time within one hundred and twenty (120) days, (but not less than sixty (60) days, unless the parties agree otherwise), from the date of termination hereunder, may sell the partially completed Vessel, work-in-process, materials, articles of machinery, outfit and equipment and supplies, together with all Plans, Specifications, calculations and other records required for the construction or equipment thereof. The sale shall be public, (unless the parties agree otherwise), and shall be made free from any equity of redemption and without appraisement or valuation and shall be conducted in the manner determined by the Owner. Any purchaser at any such sale shall be given reasonable time, not less than sixty (60) days from the date of sale, within which to remove from the Builder's Shipyard the Vessel, work-in-process, materials, articles of machinery, outfit, equipment and supplies purchased. The Owner may become a purchaser at such a sale. The proceeds of the sale shall be applied, first, to payment of all costs and expenses, including reasonable attorney's fees incurred by the Owner or its assigns in making such sale; secondly, to reimbursement of the Owner for payments theretofore made by the Owner, if any, to the Builder on account of the Vessel, and, thirdly, to payment of any damages, demands or deficiencies arising by reason of default of the Builder. The remaining proceeds, if any, shall be paid over to the Builder. In the event the proceeds of the sale shall not be sufficient to pay the first, second and third items, as above set forth, the difference shall be paid to the Owner by the Builder or the Builder's surety or guarantor.

         The failure of the Owner to exercise the rights conferred upon it hereunder in any one or more instances of the occurrence of an event of default, as hereinabove



March 30, 2000                                                     Page 13 of 23
         defined, shall not constitute a waiver of the Owner's rights under the Contract, as herein provided, in the event of any subsequent Builder's default.


2.       Actions by Builder Upon Default:

         If any event of default specified in this Article 12 has not been cured by Owner within thirty (30) days following Owner's receipt of notice of default, the Builder shall have an option to:

         (i) suspend work on the Vessel under the Contract until such default is cured by Owner paving any payments in default plus interest at a floating rate per annum equal to the Prime Rate, published in The Wall Street Journal during the period for which such calculations are made plus two percent, computed from the due date of such installment to the date when the Builder has received the payment;

         (ii) continue to perform the Contract provided the Owner shall remain liable to pay any payments in default plus interest at a floating rate per annum equal to the Prime Rate, published in The Wall Street Journal during the period for which such calculations is made plus two percent, computed from the due date of such installment to the date when the Builder has received the payment; or

         (iii) terminate the Contract by giving notice to the Owner without prejudice to all claims of the Builder for the proved loss and damages caused by such Owner's default, and any lien or property right of Owner in and to the Vessel and to any material, parts or equipment thereof, including Owner's Supplies at the Shipyard and not yet utilized in the construction of the Vessel, shall forthwith cease, and the Vessel and any parts or equipment thereof, including Owner's Supplies, shall become the sole property of the Builder, provided, that any proceeds thereof obtained at the public auction or at private sale by the Builder shall be applied by the Builder for mitigation of the damages caused by the Owner's default. In the event progress payments paid by the Owner, and the proceeds from the public auction or the private sale as aforesaid are insufficient to adequately compensate the Builder for the proved loss or damages which the Builder has sustained from the Owner's default, the Owner shall be liable for and shall pay the Builder additional compensation to cover such loss or damages. If the proceeds of the sale are more than what the Builder can prove as its loss and/or damages, any amounts in excess of Builder's proven loss and/or damages shall be paid by the Builder to the Owner by immediate transfer of funds.



March 30, 2000                                                     Page 14 of 23

13. PAYMENT OF SUPPLIERS AND WORKMEN

Builder warrants that Builder will pay its suppliers and workmen on time for all materials, equipment and labor which go into the construction of the Vessel and that its books and records reflecting that these debts are kept current will be made available for reasonable inspection by the Owner. Builder also warrants that, insofar as is reasonably practical, all equipment and materials purchased for use in the construction of the Vessel will be marked, tagged or stored in such a manner that they may be readily identifiable as destined for use in the Vessel.

14. ASSIGNMENT

The Contract may not be assigned by Owner or Builder without the prior written consent of the other; with the exception of MarAd or any other financial institution.

15. REPRESENTATIONS ABOUT COMMISSIONS

Owner and Builder both represent that no commission, finders fees or similar fees are due or owing to any third party in connection with the Contract or the procurement thereof. Should any third party claim any such fee as a result of any alleged prior agreement between Owner or Builder and such third party, Owner or Builder, as the case may be, agrees to indemnify, protect and hold the other harmless from and against any such claim or claims.

16. REGARDING WARRANTIES AND RELATED MATTERS

(A) Builder warrants that the Vessel will be built in accordance with the Plans and Specifications in a good and workmanlike manner and that all labor and installations made shall meet the requirements and standards described in the Specifications, and all materials and equipment used by Builder and incorporated into the Vessel, except those specified or furnished by Owner, shall be of the quality set forth in the Specifications. If at any time within one year (365 days) after delivery of the Vessel there shall appear or be discovered in such Vessel any defect in any Builder furnished workmanship or material (hereinafter called a "Construction Deficiency"), such Construction Deficiency shall be made good, at Builder's expense, to the requirements of the Plans and Specifications.

         Builder shall be responsible for the cost of correcting any such Construction Deficiency only to the extent that the same resulted from defective workmanship or material and not, for instance, from ordinary wear and tear, or the negligence or improper act of Owner or any other person other than the Builder or its subcontractors. Any work required to be performed to correct a Construction



March 30, 2000                                                     Page 15 of 23

         Deficiency for which Builder is liable hereunder shall be carried out at Builder's shipyard, if practical.

         Where, because of geographical distance involved, it would be impractical to return the Vessel to Builder's yard for repairs or replacements under this warranty, Owner may contract to have such work performed by another shipyard or ship repair facility, and Builder shall be responsible only for a sum representing no more than the cost of corrections at straight time commercial shipyard or ship repair yard rates charged by Builder or prevailing on the coast of the Gulf of Mexico. In the event Owner elects to have any work required to be performed to correct a Construction Deficiency, it is an express condition precedent of this warranty that Builder must be notified three (3) days prior to the commencement of work unless the work shall be of an emergency nature to prevent further damage or to complete a critical operation to the Vessel at sea, in which case repairs may be started immediately and Builder must be notified not later than Noon on the next business day.

         Such notification shall include description of the Construction Deficiency, location of the Vessel and the company selected to perform the work. Builder shall not be liable for any alleged Construction Deficiency of which it is not notified in writing within or before five
         (5) days following the end of the one year (365 day) guarantee period. The one year (365 day) construction warranty constitutes Builder's sole warranty and legal obligation with respect to the quality, design, manufacture or fitness of the Vessel.

(B) Builder shall not be liable, under any theory of liability whatsoever, including, but not limited to, express or implied warranty, negligence or manufacturer's strict liability under the General Maritime Law or the law of any state or country whatsoever, for contingent, consequential or incidental damages, such as, but not limited to, any claim for "down time", loss of earnings or damage to the Vessel or cargo but shall be liable only for making good the Construction Deficiency or pay cost of same, as set forth in paragraph (A) of this section.

(C) It is expressly provided that Builder DOES NOT WARRANT machinery, equipment and fittings purchased by Builder for installation in the Vessel, but hereby extends and assigns the manufacturer's and/or supplier's warranty or guarantee, if any, to Owner. Builder will, however, be responsible for proper installation of said equipment purchased by Builder and installed in the Vessel under supervision and direction of manufacturer's representative.

(D) EXCEPT AS HEREIN SET FORTH IN THIS ARTICLE 15, BUILDER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND PARTICULARLY DOES NOT MAKE ANY IMPLIED WARRANTIES OF FITNESS FOR PARTICULAR PURPOSE, MERCHANTABILITY OR WORKMANSHIP WITH RESPECT TO THE VESSEL



March 30, 2000                                                    Page 16 of 23

17. ARBITRATION PROVISION

1. Disputes arising prior to delivery of the Vessel concerning the Specifications, Plans, any milestone event and other technical disputes related to the construction of the Vessel shall be resolved by arbitration as set forth in this paragraph. The arbitration shall be in New Orleans, Louisiana before the Houston Manager of the Lloyds Register of Shipping (or his designee) (the "Technical Arbitrator"). The Technical Arbitrator shall promptly arbitrate such dispute, and any expense of the Technical Arbitrator and the parties attorneys' fees in connection with the resolution of such technical disputes shall be paid by the party against whom the adverse decision is rendered. In the event the Technical Arbitrator is unable or unwilling to examine or adjudicate upon the matter in dispute, such dispute shall be referred to arbitration as provided in Clause 17-2.

2. The parties agree that all other disputes under the Contract will be resolved by binding arbitration under the auspices of the American Arbitration Association (AAA) in New Orleans, Louisiana. All disputes, controversies or differences which may arise between Builder and Owner out of or in relation to or in connection with the Contract, or for the breach thereof, shall be finally settled by arbitration. Arbitrators shall be commercial men familiar with shipbuilding practices, with each side choosing one arbitrator and the two arbitrators then choosing the third. In the event that the two arbitrators are unable to agree on an umpire, the Chief Judge of the United States District Court for the District of New Orleans shall appoint the umpire. It is mutually agreed that New Orleans, Louisiana, shall be and it is hereby designated as the place for conducting any such arbitration.

18. NOTICES

All notices shall be sent to the respective address of Owner and Builder set forth above, unless Owner or Builder notifies the other in writing of a change of address in which event the notices shall be sent to the changed address.

19. OWNER-FURNISHED EQUIPMENT

All Owner-furnished equipment and information, if any, must be delivered F.O.B. Builder's yard(s) at Mobile, Alabama, in accordance with Section 1 of the Specifications.

All Owner Supplied Equipment shall be stored at no cost to Owner (estimated space: 10,000 sqft). Some equipment may require climate controlled storage or covered space (estimated: 2,000 sqft).

20. TAXES

Builder shall pay all local, state and federal taxes measured by Builder's receipts or income, and all withholding, worker's compensation, social security or old age benefits, and any other taxes, changes, assessments and contributions of any kind now or


March 30, 2000                                                     Page 17 of 23
hereinafter imposed upon, or with respect to or measured by the wages, salaries, or other remuneration paid to persons employed in connection with the performance of this Contract.

21. EFFECT OF WAIVER

No waiver by either party hereto of any default by the other in the strict and literal performance of or compliance with any provision, condition, or requirement herein shall be deemed to be a waiver of the strict and literal performance of and compliance with any other provision, condition, or requirement herein, nor to be a waiver of, or in any manner release such other from, strict compliance with any provision, condition, or requirement in the future.

22. CONTRACT EMBODIES ALL AGREEMENTS

The Contract embodies all agreements between the parties hereto and any promises, agreements, representations, or obligations which may have been previously made or undertaken by either party and not set out herein are canceled and shall be of no further force or effect.

23. PATENTS

Builder agrees to protect and hold harmless Owner against claims of third persons for damage sustained by reason of the infringement of any patent rights with respect to the design, materials, processes, machinery and equipment selected and used by Builder in the construction of the Vessel.

24. USE OF PLANS AND SPECIFICATIONS

The Specifications, Contract Plans and Builder's working and construction drawings as of the Vessel, as approved by Classification Society are and shall remain the property of Owner.

25. CONSTRUCTION OF AGREEMENT

The Contract shall be governed by and construed in accordance with the General Maritime Law of the United States. In the event such law is found inapplicable with respect to the issues presented in a particular interpretation of the Contract, then the Contract shall be governed by and construed in accordance with the law of the State of Louisiana.



March 30, 2000                                                     Page 18 of 23

26. CONTRACT EFFECTIVE DATE

The Contract will become effective at the date when all conditions here below are fulfilled ("The Contract Effective Date"):

    o    MarAd has approved Builder and the Contract,

    o    Owner has secured construction financing for the Contract,

    o    Builder has submitted the requested performance Bond to Owner (Article
         2); and

    o    Builder has received the Contract 10% down payment from Owner (Article
         3).

If the above conditions are not fulfilled within (ninety) 90 days of the Contract execution date then the Contract will become null and void unless the parties agree otherwise.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed, this the day, month and year first herein above mentioned.

WITNESSES:                              BUILDER:
                                        Bender Shipbuilding & Repair Co., Inc.

/s/ Brian K.                            By: /s/ T.B. Bender, Jr.
------------------------                   ------------------------------------

/s/ William J. Blackwell                Its: Pres.
------------------------                     ----------------------------------


WITNESSES:                              OWNER - Torch Deepwater, Inc.


/s/ Lana J. Hingle                      By: Lyle G. Stockstill
------------------------                    -----------------------------------

/s. Patrice Chemin                      Its: C.E.O
------------------------                    -----------------------------------


March 30, 2000                                                     Page 19 of 23

27. APPENDIX A   TECHNICAL SPECIFICATIONS AND PLANS





























March 30, 2000                                                     Page 20 of 23

Midnight Warrior Technical Specifications
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                                                                      APPENDIX A



                             TORCH DEEPWATER, INC.

                                340' x 85' x 31'

                         DEEP WATER CONSTRUCTION VESSEL



                            TECHNICAL SPECIFICATIONS



          DATE ORIGINATED:                             JANUARY 28, 1998

          REVISED FOR TENDER:                          JULY 20, 1999

          REVISED FOR CONSTRUCTION CONTRACT:           MARCH 30, 2000



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Midnight Warrior Technical Specifications
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                                     INDEX


SECTION I - GENERAL ............................................................      6

INTENT: ........................................................................      6
DEFINITIONS: ...................................................................      6
VESSEL CHARACTERISTICS: ........................................................      6
CONTRACT PLANS: ................................................................      7
WORKMANSHIP ....................................................................      9
QUALITY OF MATERIAL AND ARTICLES ...............................................      9
CARE OF CRAFT DURING CONSTRUCTION ..............................................      9
DATA TO BE PLACED ONBOARD: .....................................................     10
OWNER FURNISHED EQUIPMENT - (OFE): .............................................     10
GENERAL INSPECTION, CLASSIFICATIONS, CERTIFICATION & OTHER REQUIREMENTS: .......     11
REGULATORY AGENCIES, APPROVALS AND CERTIFICATIONS ..............................     11
INSPECTION BY OWNER'S REPRESENTATIVE: ..........................................     11
DRAWING APPROVAL ...............................................................     12
DOCUMENTS SUBMITTED FOR REVIEW .................................................     12
REPORTING ......................................................................     13
VESSEL DELIVERY ................................................................     13

SECTION II - HULL AND DECKHOUSE ................................................     14

200  SUB DIVISION: .............................................................     14
201  FRAMING: ..................................................................     14
202  BULKHEADS: ................................................................     15
204  DECK PLATING: .............................................................     15
205  SIDE PLATING: .............................................................     15
206  BOTTOM PLATING: ...........................................................     16
207  SIDE AND STERN STEEL FENDERS ..............................................     16
208  SKEG: .....................................................................     16
209  MAIN DECK BULWARK: ........................................................     16
214  FOC'SLE DECK PLATES: ......................................................     16
215  FOC'SLE SIDE PLATES: ......................................................     17
216  FOC'SLE BULWARKS: .........................................................     17
221  BRIDGE DECK AND PILOTHOUSE: ...............................................     17

SECTION III - STEEL OUTFITTING: ................................................     18

223  ANODES: ...................................................................     18
224  KEEL COOLING: .............................................................     18
226  STACKS ....................................................................     18
228  MASTS .....................................................................     18
230  LASHING PADEYES: ..........................................................     19
231  DECK FITTINGS: ............................................................     19
235  LADDERS AND HANDRAILS: ....................................................     20
241  MANHOLES: .................................................................     20
242  HATCHES: ..................................................................     20
243  WEATHERTIGHT/WATERTIGHT DOORS: ............................................     21
244  PORTHOLES: ................................................................     22
251  WALKING FLATS: ............................................................     22
252  ENGINE ROOM FITTINGS: .....................................................     22


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Midnight Warrior Technical Specifications
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
255  HAWSE AND CHAIN PIPE: .....................................................     23
260  STOWAGE: ..................................................................     23
262  HELIPORT ..................................................................     24
264  CRANES: ...................................................................     24
266  NAME, DRAFT AND HAILING PORT: .............................................     25

SECTION IV - PROPULSION & STEERING .............................................     26

274  AZIMUTH THRUSTERS: ........................................................     26
300  MAIN PROPULSION GENERATOR ENGINES: ........................................     26
301  MAIN PROPULSION MOTORS: ...................................................     27
302  STEERING SYSTEM: ..........................................................     27
303  ENGINE CONTROLS: ..........................................................     27

SECTION V - AUXILIARY MACHINERY ................................................     28

304  VENTILATION: ..............................................................     28
306  AUXILIARY GENERATORS AND ENGINES: .........................................     29
307  ANCHOR WINDLASS: ..........................................................     29
308  BOW THRUSTERS: ............................................................     30
310  CAPSTAN: ..................................................................     30
311  DECK UTILITY STATIONS .....................................................     30

SECTION VI - PIPING ............................................................     32

319  GENERAL: ..................................................................     32
320  MAIN ENGINE EXHAUST: ......................................................     33
321  AUXILIARY ENGINE EXHAUST: .................................................     34
340  FILLS, VENTS AND SOUNDS: ..................................................     34
350  BILGE, BALLAST AND FIRE SYSTEM: ...........................................     35
351  FIRE DETECTION SYSTEM .....................................................     37
353  FUEL OIL TRANSFER AND SERVICE PIPING: .....................................     37
354  LUBE OIL SYSTEM: ..........................................................     38
355  FRESH WATER SYSTEM: .......................................................     39
356  MAIN PROPULSION COOLING SYSTEM: ...........................................     40
357  COMPRESSED AIR SYSTEM: ....................................................     40
357A DIVE AIR SYSTEM: ..........................................................     41
358  SANITARY SYSTEM: ..........................................................     41
360  SEA CHESTS: ...............................................................     42
361  WALK-IN COOLER AND FREEZER: ...............................................     42
362  AIR CONDITIONING AND HEATING: .............................................     43
364  HYDRAULIC POWER SYSTEMS: ..................................................     44
367  GENERATOR AND AUXILIARY ENGINE COOLING: ...................................     44

SECTION VII - ELECTRICAL .......................................................     45

401  GENERAL: ..................................................................     45
402  SWITCHBOARD: ..............................................................     46
405  DISTRIBUTION SYSTEM: ......................................................     47
409  EXTERIOR AND INTERIOR LIGHTING: ...........................................     48
410  DYNAMIC POSITIONING SYSTEM: ...............................................     49
411  VESSEL MANAGEMENT SYSTEM (VMS) ............................................     50
415  NAVIGATION LIGHTING SYSTEM: ...............................................     50
420  BATTERIES: ................................................................     51
423  MOTORS AND CONTROLLERS: ...................................................     51
427  ENGINE & MOTOR ALARMS: ....................................................     52
430  GENERAL ALARM AND EMERGENCY LIGHTING SYSTEM: ..............................     54
431  COMPUTERIZED MANAGEMENT SYSTEMS ...........................................     54
435  ENGINE ORDER TELEGRAPH: ...................................................     56


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Midnight Warrior Technical Specifications
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
436  TELEPHONE AND INTERCOMS: ..................................................     57

SECTION VIII - ELECTRONICS .....................................................     59

438  COMPUTER SYSTEM ...........................................................     59
439  ENTERTAINMENT: ............................................................     60
440  GLOBAL MARITIME DISTRESS AND SAFETY SYSTEM (GMDSS): .......................     61
441  WHEELHOUSE EQUIPMENT ......................................................     61
442  RADARS: ...................................................................     62
443  COMPASS: ..................................................................     62
444  GLOBAL POSITIONING SYSTEM: ................................................     62
445  GYRO COMPASS: .............................................................     62
446  AUTOPILOT: ................................................................     63
447  CCTV CAMERAS AND MONITORS .................................................     63
448  DEPTH RECORDER: ...........................................................     64
449  SPEED LOG .................................................................     64

SECTION IX - OUTFITTING AND FURNITURE ..........................................     65

450  LIFESAVING EQUIPMENT: .....................................................     65
453  FIXED FIRE FIGHTING EQUIPMENT: ............................................     66
458  LAUNDRY EQUIPMENT: ........................................................     66
460  MISCELLANEOUS EQUIPMENT: ..................................................     66
461  SPARE PARTS: ..............................................................     67
470  REFRIGERATOR: .............................................................     67
471  STOVE AND VENT: ...........................................................     67
473  GALLEY/MESS & DAY ROOM FURNISHINGS: .......................................     67
480  WINDSHIELD WIPER: .........................................................     68
482  HORN AND BELL .............................................................     68
500  INTERIOR SHEATHING: .......................................................     68
501  JOINER BULKHEADS: .........................................................     69
502  COMPARTMENT INSULATION: ...................................................     69
504  OVERHEAD SHEATHING: .......................................................     70
506  FURNITURE AND FURNISHINGS: ................................................     70
507  PILOTHOUSE AND CONSOLES: ..................................................     72
521  WOOD DECK: ................................................................     73
530  INTERIOR DOORS: ...........................................................     73
535  WINDOWS ...................................................................     73
545  DECK COVERING: ............................................................     73
551  EXTERIOR HULL SURFACES: ...................................................     74
552  INTERIOR SURFACES: ........................................................     74
555  TABLE COATING SYSTEM: .....................................................     74
556  UNDERWATER PAINT: .........................................................     75
557  EXTERIOR SURFACES: ........................................................     75
558  INTERIOR SURFACES: ........................................................     75
564  TANK CLEANING AND/OR COATING: .............................................     75
565  CLEAN VESSEL PRIOR TO DELIVERY: ...........................................     76

SECTION X - MISCELLANEOUS SERVICES .............................................     77

610  TEST AND TRIALS: ..........................................................     77
621  SCALE MODELS: .............................................................     81

APPENDIX A - DRAWINGS ..........................................................     82

APPENDIX B - OWNER SUPPLIED EQUIPMENT LOADS ....................................     83

     MOON POOL LOAD HANDLING FOUNDATION ........................................     85


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Midnight Warrior Technical Specifications
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
     CAROUSEL ..................................................................     85

     MAIN CRANE ................................................................     85

APPENDIX C - CALCULATION NOTES .................................................     87


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Midnight Warrior Technical Specifications
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                               SECTION I - GENERAL



INTENT:

         It is the intent of these specifications and plans that the Builder, Bender Shipbuilding and Repair, shall deliver to Torch Deepwater a Deep Water Installation Vessel (DWIV), complete and fitted out in accordance with good commercial marine practice and these specifications, and ready for service. The principal design criteria of this vessel are those providing:

                  1. Offshore flowline installation

                  2. Offshore umbilical installation.

                  3. Subsea Construction

         To do so with the greatest effectiveness, it should be of rugged construction and highly maneuverable.

DEFINITIONS:

         As used throughout these specifications, the following terms have meaning as indicated:

                  "Builder" is the shipyard that has been selected by Torch Deepwater for the construction of the Midnight Warrior

                  "Owner" is Torch Deepwater Inc.

                  "Owner's Representative" is the representative so designated by the Owner.

                  The "Plans" means the Contract Plans and/or the working drawings to be developed by Builder.

         Whenever terms such as "or equal", "as approved", "to approval", "for the approval", "as directed", and "as required" are used without further qualifications, the decision of the regulatory body or classification society representative is intended. For items which are not covered by regulations, the decision of Builder is intended.

         "Options" or "Optional Extra Items" means not included in the vessel being acquired by Owner, but an item or items that can be added using a change order as outlined in the Contract.

         "Owner Furnished Equipment" or OFE means equipment, materials and supplies furnished by Owner to be part of the vessel.

VESSEL CHARACTERISTICS:

         The vessel shall have the following minimum characteristics:



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Midnight Warrior Technical Specifications
--------------------------------------------------------------------------------

                  Length Overall           336' (102.41 m)

                  LBP                      320' (97.5 m)

                  Beam (Molded)            85' (25.91 m)

                  Depth (Molded)           31' (9.45 m)

                  Draft (design)           18' (5.49 m)

                  Design displacement      9,616 LT

                  Draft (operating)        20' - 21'

                  Maximum displacement     12,976 LT

                  Light ship weight        6,218 LT

                  Speed                    Minimum l3 knots @ 18' design draft

                  Deadweight               Maximum 6,758 LT @ 23'

                  Tank capacity

                    Fuel oil               1,450 LT

                    Ballast                4,565 LT

                    Fresh water            600 LT

                  Dynamic Positioning      ABS Certified DPS-2

                  Moonpool                 20' x 30' (19' x 29' clear opening)

                  Gross Tonnage            To be defined, Registered (1969 Convention)

                  Range & Endurance        6,000 Nautical miles and 60 days on station

                  Accommodations           116 persons

                  Flag                     USA or Vanuatu (to be advised)

CONTRACT PLANS:

         The plans supplied herewith (appendix A) show the general configuration, approximate bulkhead locations, frame spacing, and arrangement of spaces, etc. of the intended vessel. When in conflict, written specifications prevail on attached drawings that are listed here below:

         GENERAL ARRANGEMENT OF 340' VESSEL:

         02199-100-02 Rev- General arrangement - Lines drawing - 1 sht

         340PL-802-01 Rev- General arrangements - 3 shts

         340PL-802-03 Rev- General arrangements - Inboard profile - 1 sht

         340PL-802-02 Rev- General arrangements - Outboard profile - 1 Sht

         02199-835-61 Rev- Speed and power estimate

                           Table of hydrostatics

                           Preliminary electrical single line diagram

         DRAWINGS OF 300' VESSEL (for guidance only):

         STRUCTURAL

         93898-100-01 Rev- Structural arrangements - Inboard profile - 1 Sht

         93898-111-01 Rev- Structural arrangements - Side and bottom shell - 2 shts


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Midnight Warrior Technical Specifications
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
         93898-113-01 Rev-  Structural arrangements - Tank tops scantling - 1 sht

         93898-117-01 Rev-  Structural arrangements - Mid ship section - 1 sht

         93898-117-02 Rev-  Structural arrangements - Forward frames - 2 shts

         93898-117-05 Rev-  Structural arrangements - Aft frames - 3 shts

         93898-131-01 Rev-  Structural arrangements - Main deck scantlings - 1 sht

         93898-136-01 Rev-  Structural arrangements - 01 & 02 level scantling - 1 sht

         93898-138-01 Rev-  Structural arrangements - 03 level and above scantling - 1 sht

         PROPULSION SYSTEMS

         93898-256-0 Rev-   Engine cooling water systems schematic - 2 shts

         93898-259-01 Rev-  Exhaust piping diagram - 2 shts

         93898-264-01 Rev-  Lube oil system diagram - 2 shts

         ELECTRICAL POWER DISTRIBUTION

         300.01   Load analysis

         MECHANICAL SYSTEMS

         93898-501-Rev-     Machinery arrangements - 3 shts

         93898-506-01 Rev-  Vents, fills and sounding tubes diagram - 2 shts

         93898-513-01 Rev-  Machinery space ventilation diagram - 2 shts

         93898-521-01 Rev-  Fire main system diagram - 3 shts

         93898-526-01 Rev-  Weather deck drains diagram - 2 shts

         92898-528-01 Rev-  Black and gray water schematic - 2 shts

         93898-529-01 Rev-  Bilge and ballast diagram - 2 shts

         93898-529-02 Rev-  Dynamic ballast system diagram - 1 sht

         93898-533-01 Rev-  Potable water and sanitary system schematic - 2 shts

         93898-541-01 Rev-  Fuel oil transfer system schematic - 2 shts

         93898-541-02 Rev-  Fuel oil service system schematic - 2 shts

         93898-551-01 Rev-  Compressed air system schematic - 2 shts

         93898-551-02 Rev-  Utility air system schematic - 1 sht

         93898-551-03 Rev-  Dive air system schematic - 1 sht

         93898-835-01 Rev-  ABS calculations

         The design drawings herein designated will be employed as guides for the preparation of detailed working drawings to govern the construction of the vessel.

         These specifications will be considered as a minimum and additional equipment or larger sizes required by ABS to receive the Classification noted in Section I shall be furnished by and for the account of Builder.


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Midnight Warrior Technical Specifications
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         Builder shall deliver to Owner with the Vessel a copy of all drawings, calculation notes, manuals, etc. developed for the construction and operation of the Vessel in electronic format (on a CD) and a selection of the former in printed form at buyer choice.

WORKMANSHIP:

         The workmanship throughout shall be to good commercial marine standards for vessels of this service, size and class, and particular care shall be taken to insure fair lines and smooth surfaces.

QUALITY OF MATERIAL AND ARTICLES:

         All materials and articles of equipment installed in or delivered with the craft shall be new. Equipment shall be standardized to keep spares to a minimum.

         Trade names and names of specific manufacturers mentioned in the specifications are intended to describe desired qualities and construction of the items, articles and materials, and not to exclude any other makes not so named, unless specifically stated otherwise herein.

CARE OF CRAFT DURING CONSTRUCTION:

         All parts of the craft including, but not limited to, structural, paint work, machinery, auxiliaries, appliances and apparatus shall be maintained in a satisfactory condition during the entire period of construction. Measures shall be taken to keep to a minimum any wear and damage incident to construction and to prevent corrosion and other deterioration especially to unpainted, polished and moving parts. All water piping shall be kept drained except during trials and tests.

         Before being placed on-board, equipment, prefabricated parts, furniture and items such as lines and canvas, which are stowed in warehouses or on piers during the construction period, shall be thoroughly examined for, and rid of, rats and vermin.

         The Builder shall be responsible for the care of all machinery and equipment, whether furnished by him or by the Owner. Electrical, electronic and interior communication equipment shall be adequately protected against dust, moisture or other foreign matter.

         All unpainted machinery, parts, both interior and exterior, shall be protected against corrosion and deterioration during the interval between manufacture and placing in service on board the vessel.

         All preservative applied by manufacturer shall be left intact until installation of the machinery or equipment on the Craft. If removal of the preservative is necessary for testing the machinery or equipment prior to installation, the Builder shall preserve and protect the machinery or equipment.

         All parts, especially those having working surfaces, or passages, or piping for lubricating oil, shall be kept clean and protected during manufacture, storage, assembly and after installation. Tanks and voids shall be clean


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


Midnight Warrior Technical Specifications
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         before being closed. Rubbish shall be removed from places that are to be permanently covered, or which may become inaccessible.

         Hydraulic oil lines shall be pickled to industry standard and lines shall be flushed through, to remove all swarf and debris to Owner's Representatives satisfaction.


DATA TO BE PLACED ON BOARD:

         1.      Tank Capacity Tables

         2.      Docking Plan

         3.      Outboard Profile

         4.      General Arrangement of Decks

         5.      General Arrangements of Machinery

         6.      Electrical One-Line Diagram

         7.      Fuel Oil Diagram

         8.      Bilge, Ballast & Fire Diagram

         9.      Shaft Drawings

         10.     Safety Plan

         11. Manufacturer's standard operation and maintenance manuals shall be supplied to Owner for all or machinery and equipment provided by Builder.

         12.     Stability Book (approved and stamped by Classification Society)

         13.     Draft Operating Manual for Equipment Commissioning including DP

         14.     Vessel Operations Manual (ISM Compliant)


OWNER FURNISHED EQUIPMENT - (OFE):

         All articles commonly referred to as stores, including, but not limited to the following:

         Lines, galley accessories, (pots, pans, dishes, all chinaware, utensils, etc.), linens, sheets, pillows, tools (other than those furnished with machinery), all rigging accessories (shackles, blocks, etc.), portable navigation equipment, charts, books, portable fans, entertainment radios, groceries, and foodstuffs, and other such articles will be to the Owner's account.

         Mission related OFE is mentioned at Chapter VII -- Electrical Item 405 and Appendix B.

         Owner furnished information (OFI) and owner furnished equipment (OFE) will be provided by the Owner in accordance with the Master Construction Schedule (Appendix B). OFE will be self contained with all required components integrated on the provided skid or mounting pad. Builder will be required to provide foundations, skid or pad installation and hook-up interface with applicable shipboard systems (piping, electrical) only. All supporting components and their installation on the skid or pad are the responsibility of the owner and his selected supplier. The following definitions of OFI are provided:

         a. Preliminary design information. This information is required to support the basic regulatory design of the vessel and support hull lines refinement and model testing. It includes OFE footprint, approximate geometry (height, width, length), loads (dynamic and static), weight, center of gravity and power requirement.


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Midnight Warrior Technical Specifications
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         b. System interface information. This information includes highly accurate data required to develop full modeling and integration of the OFE with shipboard systems. It includes maintenance and accessibility envelopes (required clear area around equipment), pipe connections (required sizes and locations), supporting deck and bulkhead penetrations, electrical cable requirements and connections and precise dimensions for equipment.

GENERAL INSPECTION, CLASSIFICATIONS, CERTIFICATION & OTHER REQUIREMENTS:

         Builder, in executing the work, shall comply with the requirements of the regulatory agencies applicable at the time of contract signing, as indicated with an "X" below. Builder shall furnish certificates therefore, at the Builder's expense. Builder shall provide all spare parts required or recommended by ABS.

         More over, Builder shall design the vessel in accordance with IMCA document 'IMCA M 103 - Guidelines for the Design and Operation of Dynamically Positioned Vessels -- February 1999'.


REGULATORY AGENCIES, APPROVALS AND CERTIFICATIONS:

                 Documents to be procured by Builder in name of Owner (as applicable):

                 X      ABS Loadline Certificate
                ---
                 X      ABS Class +A1 +AMS DPS-2 Circle E
                ---
                 X      USCG Certificate Of Inspection and Stability Letter
                ---
                 X      US Coast Guard Registered Tonnage Certificate
                ---
                        US Coast Guard Admeasurement with Regulatory Certificate
                ---
                 X      Panama Canal Tonnage Certificate
                ---
                 X      Suez Canal Tonnage Certificate
                ---
                 X      International Tonnage Certificate
                ---
                 X      Builder's Certificate
                ---
                        F.C.C. License/SOLAS Safety Radio (Owner to apply for)
                ---
                 X      IOPP Certificate (Conformance to Marpol)
                ---
                 X      SOLAS Certificates (Safety Construction, Safety
                ---     Equipment, Safety Radio)

                 X      Safe Manning Certificate - Flag State
                ---

         The above original certificates and documents shall be mounted in frames onboard the Vessel by the Builder when required by the issuing agency.


         One copy of these certificates is to be placed on board the vessel and another copy provided to the Owner.


         NOTE: Vessel to be built to USPH regulations, but no plan review will be done or certificate issued.

INSPECTION BY OWNER'S REPRESENTATIVE:

         Builder will furnish reasonable space at its yard for up to four (4) representative(s) of Owner who shall have reasonable access to the work of Builder. Owner's representative(s) shall promptly inspect and accept all


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Midnight Warrior Technical Specifications
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         workmanship and material which is in conformity with the Contract
         Documents and shall with equal promptness, reject all workmanship and material which does not comply with the Contract Documents, provided that the acceptance of such workmanship and material by Owner's representative shall not prejudice the rights of Owner under the provisions of the contract.

         Builder shall notify Owner in advance when test and trials as described in Section 610 shall be conducted.

DRAWING APPROVAL

         The initial issue of the following drawings developed for the construction of the vessel shall be submitted to Owner for review and approval.

         1) Outboard Profile

         2) General Arrangements

         3) Bilge, Ballast, & Fire System Diagram

         4) Potable & Sanitary Water System Diagram

         5) Fuel Oil Transfer & Service System Diagram

         6) Electrical One Line Diagram


         Builder shall respond to each of the Owner's comments in writing. Revisions to these drawings after the initial review, and all other drawings developed for the construction of the vessel shall be sent to Owner for information and verification only.


         Owner shall have a maximum of ten (10) working days after receipt of the drawing (paper or electronic version) to return the drawing with approval or approval with comments marked on drawing. Lack of response within ten (10) working days shall constitute approval without comments.

         Owner's comments over and above regulatory, classification society, contract and specification issues shall be handled as change orders.

         Change orders and Variations to Specification are to be documented and issued by Builder, in numerical order, to Owner for approval, such orders and variations to include full costs for equipment and fitting.


DOCUMENTS SUBMITTED FOR REVIEW

         Owner reserve its right to request additional drawing and supporting documents for his review and comments in order to verify that the various ship systems do not interfere with or impede Owner Supplied Equipment installation and operation, and in general with Vessel mission.


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Midnight Warrior Technical Specifications
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REPORTING

         Builder shall provide Owner with a monthly progress report commenting on progress. This report will include a detailed bar chart planning (updated Master Construction Schedule) and progress report covering documentation preparation and approval, equipment and supplies purchase orders follow-up, significant events, problems encountered, etc.

VESSEL DELIVERY

         Delivery of the vessel shall take place at the Builder's dock.


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Midnight Warrior Technical Specifications
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                         SECTION II - HULL AND DECKHOUSE

200      SUB DIVISION:

         The vessel's hull between keel and main deck shall be sub-divided by transverse and longitudinal bulkheads.

         Bulkheads to be watertight or oil-tight. The following compartments shall be provided as shown on the arrangement drawings.

                            A.   Ballast Tanks

                                 (1)    Forepeak Ballast Tank

                                 (2)    Aft Peak Ballast Tanks (1 P/S)

                                 (5)    Forward of Engine Room

                                 (6)    Aft of Engine Room

                            B.   Fuel Oil Storage Tanks

                                 (6)    Double Bottom/Wing Tanks

                                 (6)    Double Bottom Tanks

                                 (2)    Fuel Oil Day Tanks

                            C.   (4)    Fresh Water Tanks

                            D.   (4)    Oil Storage Tanks

                            E.   (1)    Oily Bilge Tank

                            F.   (1)    Dirty Oil Tank

                            G.   (1)    Propulsion/Azimuth Thruster Compartment

                            H.   (1)    Engine Room

                            I.   (1)    Auxiliary Machinery Room

                            J.   (1)    Bow Thruster Compartment

                            K.   (1)    Sewage Holding Tank

                            L.   (1)    Voids

                                 (1)    Moon Pool

201      FRAMING:

         Framing shall be of the transverse and/or longitudinal system in accordance with ABS rules for steel vessels of more than 90m.


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Midnight Warrior Technical Specifications
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         Stanchions and supports will be provided where required to support concentrated loads, deck machinery, etc. Swash plates will be furnished in tanks where required to minimize free surface effect of fluids in tank. Limber and vent holes shall be provided to assure proper drainage and eliminate entrapment of air pockets.

         Framing inside F.W. tanks, and sewage holding tank shall be completely seal welded.

         Bottom framing attached to bottom shell from one foot forward of Propulsion/Azimuth Thruster Compartment bulkhead to transom shall be welded double continuous.

         Transverse overhead framing in way of ballast, fresh water, voids and any other coated tank shall use appropriate sized bulb flats in lieu of angles, at builders option.

202      BULKHEADS:

         Bulkheads shall be as required by regulation and Classification Society Rules. With properly sized stiffeners all in accordance with ABS Rules.

         Swash bulkheads to be in accordance with ABS Rules.

204      DECK PLATING:

         Main deck shall be minimum 3/8" thick throughout. All openings in main deck shall have radius corners and where deck stiffeners have been eliminated due to cuts, they shall be headed with properly sized members.

         Main deck shall be designed for a maximum uniform loading as follows, 2,000 psf aft of fr 92, 3,000 psf in a 12' wide area around the moonpool, and 1,000 psf fwd of frame 92 to the aft house bhd.

         Local strengthening of the main deck will be required to support the load from OFE mission related equipment. OFE equipment load transfers to ship deck are specified in Appendix B.

         Deck plate around the moonpool shall be 3/4" minimum and have radiused corners sized appropriately.

         Deck angles in overhead of ballast, fresh water, voids and any other coated tank shall use appropriately sized bulb flats in lieu of structural angles, at Builders option.

205      SIDE PLATING:

         All side plating shall be 1/2" plate in accordance with ABS and shall be provided from shear strake knuckle to upper chine from stem to 12" forward of the corner side tangent. Transom and corners shall be 1" plate, and shall extend 12" past tangent lines.

         The shear strake shall extend from frame 50 to the aft corner side tangent and shall be fabricated from 3/4" plate.


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206      BOTTOM PLATING:

         All bottom plating shall be 1/2" thick, minimum.

         Inner bottom plating shall be 3/8" thick minimum.

207      SIDE AND STERN STEEL FENDERS:

         Two fenders shall be fabricated from 1/2 section of 10" XS steel pipe and shall be installed from frame 35 to side tangent corner approximately one 1" below the side plating at the main deck and one 3' below the previous one, by continuous welding to the hull sides P/S. Fenders shall be located as shown on contract outboard profile drawing. (Flush with rust inhibitor, Section 564). Similar fenders shall be installed diagonally to protect the raised part of the ship bow from frame 35 to 10.

         Drain and test plug shall be provided at the lowest point of each fender with a vent plug at highest point and shall be mounted as close to the side as possible.

208      SKEG:

         A centerline skeg shall be constructed of 1/2" plate sides, 3/8" plate diaphragms, 1" plate bottom and 1" x 6" F.B. trailing edge.

         Interior of skeg shall be coated with a rust inhibiting compound (Section 564). A 1" drain plug and 1" vent plug shall be installed in skeg.

209      MAIN DECK BULWARK:

         Main deck bulwarks shall be installed around the vessel's perimeter aft of deck house and shall be minimum 40" high. All main deck bulwarks will be fabricated of 5/16" thick steel plating with a 3" Sch. 80 pipe cap rail, and shall be set in 4" from deck edge.

         Two (2) hinged bulwark gates. One (1) port and (1) stbd shall be provided for gangway access, at approximately Frame 55.

         Bulwark brackets shall be 5/16" flange plate located on alternate frames and welded directly to the deck plating.

214      FOC'SLE DECK PLATES:

         All foc'sle deck plates shall be 5/16" thick.

         The anchor windlass and hawse pipe ring shall set on a 1/2" doubler plate.

         The foc'sle deck shall not have sheer or camber.


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Midnight Warrior Technical Specifications
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215      FOC'SLE SIDE PLATES:

         Foc'sle side plating shall be 3/8" thick.

         Foc'sle side plating shall be from approximately frame 42 forward to bow

216      FOC'SLE BULWARKS:

         Foc'sle deck bulwarks shall be fabricated from 5/16" plate with a 3" Sch. 80 pipe cap rail.

         Bulwarks shall extend from the bow aft with sheer as shown on the drawings.

         Bulwark brackets shall be installed on approximately 4' centers and be constructed of 5/16" thick flange plate and shall be normal to bulwarks and shall have doubler plates on foc'sle deck as required by ABS.

221      BRIDGE DECK AND PILOTHOUSE:

         A steel deck house shall be fabricated and installed of 5/16" plate front, and 1/4" plate sides and back, and the bridge deck shall be 1/4" plate. Interior steel bulkheads shall be 1/4" plate. Interior joiner bulkheads shall be as described in Section 501. All stiffeners shall be sized according to regulatory bodies.


         The pilothouse shall have 5/16" plate front, and 1/4" sides, back and top.


         The deckhouse heights shall be as follows:

                 Mn.-01:         10'
                 01-02:          10'
                 02-03:          10'
                 03-04:          10'
                 04-05:          10'
                 Pilothouse:      9'

         Ceilings will be positioned to give suitable finished head room.

         Pipe hand rails shall be installed as shown on contract plans.

         Vertical ladder to pilothouse top and protective hand rail on pilothouse top shall be yard standards.



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Midnight Warrior Technical Specifications
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                         SECTION III - STEEL OUTFITTING:

223      ANODES:

         24 pound zinc anodes shall be welded or bolted, at Builder's option, on underwater area at advantageous locations to offset electrolytic action.

         Anodes to be fitted in transverse thruster tunnels as per Thruster manufacturers advice.

         Two (2) anodes shall be installed in each sea chest. (Section 360).

224      KEEL COOLING:

         Ships service generator engine shall be cooled by channel coolers secured to the bottom, and sized for 86 water temperature at 1/2 knot.

         The channels shall be welded to the bottom plating. All high points of each system shall be fitted with a valved line to bleed air from the system. Ends of channel shall be fitted with fair plates.

         All coolers shall be cleaned, flushed, and treated with Nalcool rust inhibitor prior to starting engines (Item #564).

226      STACKS

         Two stacks are to be installed and shall be fabricated from 5/16" plate with angle stiffeners. The stack design will be as shown on the contract drawings.

         The stacks will be designed to house the main engines exhaust and the generators and emergency generator exhaust lines as well as their silencers and spark arresting systems as necessary.

         The blower casing for engine room supply air shall be adjacent to the stack.

         Stack drains to be 2" minimum.

228      MASTS

         A main mast, foremast and radar masts shall be provided in accordance with the requirements of the USCG and ABS and shall be configured and located as shown on the contract drawings. The masts shall be provided with brackets for mounting navigation lights. The main mast shall be provided with gaff, yardarms, and halyards with bronze snap hooks for hoisting flags and signals.

         Required stays and mounting hardware shall be 3/8" stainless steel wire rope installed with stainless cable clamps or appropriately sized structural tubing may be used in lieu of wire rope.


         Radar platforms shall be fabricated of steel and fitted to the mast.



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Midnight Warrior Technical Specifications
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         A short hinged mast shall be installed on the aft section of the cargo deck for the vessel's anchor light as shown on the contract drawing.


         A foremast fabricated of steel shall be fitted as indicated on the contract drawing. Builder shall ensure that mast foundation and stay arrangement does not interfere with fairlead angles for foc'sle deck mooring fittings.


         The foremast may be hinged just above the 03 level for lowering during helicopter operations. The builder shall ensure that all required clearances for safe helicopter operations are met. The mast will be fitted with a hand winch, Beebe or equal.


         Electrical cabling to mast fitted receptacles and light fixtures shall be fastened to the mast by cable hangers, and shall be completed at a terminal within a waterproof junction box fitted to the mast tabernacle or to receptacles at lights.

         The number of aerials required to meet the communications specification shall be quantified and an appropriate aerial plan made for Owner's approval.

230      LASHING PADEYES:

         12 ton lashing padeyes shall be furnished and installed on the main deck. The padeyes should be located as far outboard as possible and spaced every eight feet, between the bulwark brackets. The padeyes shall be standard type, with eyeplate and doubler continuously welded. The padeyes shall be load tested and relevant certificates provided.

231      DECK FITTINGS:

         02 LEVEL

         One (1) Panama Canal Lead on centerline.

         Two (2) Double Bitts located approximately on frame 5. Each bitt will be aligned with the horizontal gypsy barrels of the anchor windlass (one port and one starboard). The bitts will penetrate the deck and be suitably bracketed to structure.

         Two (2) Double Bitts at approximately frame 13 (1P & 1S), w/ 1/2" doubler

         Two (2) Mooring eyes at approximately frame 3 (1P & 1S)

         Two (2) Mooring eyes at approximately frame 3 (1P & 1S)

         Two (2) Mooring eyes at approximately frame 18 (1P & 1S)


         MAIN DECK

         Two (2) raised Double Bitts (1P & 1S) boxed into the bulwark w 1/2" doubler plate welded to the deck at approximately frame 80.



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Midnight Warrior Technical Specifications
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         Two (2) raised Double Bitts (1P & 1S) at approximately frame 150. These bitts will penetrate the deck and be suitably bracketed to the hull structure. They shall be fabricated from schedule 120 pipe.

235      LADDERS AND HANDRAILS:

         Inclined ladders within quarters shall be constructed of non-slip treads welded at their ends to bulkheads or 8" x 11" channel stringers.


         Exterior inclined ladders and ladders to machinery spaces shall be constructed of steel channel stringers with non-slip treads and shall be removable. Handrails shall be welded to the stringers.


         Exterior vertical ladders shall be constructed of 3/4" square bar rungs welded at their ends to 3" x 1/2" flat bar stringers. Vertical ladders in tanks shall be fabricated of 3/4" square bar rungs welded at their ends to 3" x 1/2" flat bar stringers or to bulkheads below access manholes.


         Exterior three (3) tier fixed pipe handrails shall be installed in accordance with regulatory body requirements.


         All handrails and supports are steel and painted as specified elsewhere.

         Handrails shall be braced to reduce vibration.

         Two pilot ladders shall be provided on port and starboard sides of the ship.

         Interior and exterior storm rails shall be supplied to meet regulatory requirements.

241      MANHOLES:

         Manholes shall be purchased single bolt type or yard standard fabricated multi-bolt type.

         Type and size manholes shall be provided and installed in accordance with the following schedule.

                LOCATION                          SIZE           TYPE                                         COMMENTS
                --------                          ----           ----                                         --------
                Chain Lockers                     18" dia.       Single Bolt                                  One P&S

                Vertical bhds, &                  15" x 23"      Raised Multi-Bolt Bronze Bolts &
                Tank tops under grating                          SS Nuts Tacked

                All Others                        15" x 23"      Flush Multi-Bolt Drilled & tapped with
                                                                 Socket head Screws



242      HATCHES:

         Two (1P/1S) raised hinged quick acting, spring balanced 24" x 24" with 24" coaming, hatches shall be provided. One shall be provided for propulsion motor/Azimuth compartment escape.

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         The 20' x 30' moonpool shall be fitted with a flush steel deck cover designed for 540 psf uniform load.

         The bottoms of the moonpool shall be fitted with a steel cover essentially flush with the bottom shell plate. Bottom covers shall be designed to be removed from above, through the moonpool. Diver assistance for securing the cover in place and/or for removing the cover is acceptable. Details of the design and procedure for installation and removal of the covers are to be approved by the Owner.


         One (1P) raised hinged quick acting spring balanced 24" x 24" with coaming on the main deck level inside the accommodation -- escape hatch from forward Thruster Room.


         One (1S) raised hinged multi-dogged, counter balanced 48" x 48" with coaming on the 02 level at approximate frame 6 to the stores compartment.


         One (1S) flush multi-dogged, 13' x 6' hatch on the main deck level at approximately frame 85 to the winch/stores compartment.


         One (1P) flush multi-dogged, 6' x 6' hatch on the main deck level at approximately frame 112 for product access to the carousel. Actual position required to be confirmed at later date.


         One (1P) flush multi-dogged, 6' x 4' hatch on the main deck level at approximately frame 95 for A & R Winch wire. A weather tight sheave arrangement for the egress of this wire will be designed by Builder. This sheave arrangement should be capable of being bolted into position, in place of the hatch. The sheave will be load bearing, with a vertical load of 120 tonnes.

243      WEATHERTIGHT/WATERTIGHT DOORS:

         Watertight doors shall be installed as shown on the contract drawing and/or required by ABS. All watertight doors shall be 6 dog, steel, wheel operated, unless noted.


         Pilothouse doors to be aluminum weathertight with two (2) dogs and lites.

         Watertight doors below the main deck shall be either quick acting wheel operated dog type or sliding electro-hydraulic type, depending on regulatory requirements. Sliding doors shall be capable of being operated locally and remotely from the wheelhouse. Open/close indicator panel to be incorporated into wheelhouse control panel. Remote closing automatic alarms to be fitted. Dogged doors below the main deck shall be alarmed i.e. an alarm will sound locally until closed. An open/closed indicator will be fitted in the wheelhouse. Intercom connections to be established at all below main deck sliding W/T doors.

         The exterior house doors on the 01 level and above shall be steel weathertight.


244      PORTHOLES:



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         16" diameter welded-in steel portholes with hinged glass, aluminum dogged deadlight covers and insect screens shall be installed in deck house quarters area as shown on the drawing.

         Each porthole shall be fitted with a fiberglass insert.

251      WALKING FLATS:


         The engine room, auxiliary machinery room, fwd bow thruster compartment, and propulsion motor/Azimuth thruster compartment shall have aluminum floor plates (where permitted by regulations or SOLAS) of non-skid type 1/4" diamond pattern installed in walking and working areas. Floor plates to be set on rubber coating.


         Hinged sections shall be fitted in way of valves, bilge strainers, bilge alarm sensors, packing glands, etc., requiring routine inspection.


         Finger holes to be a minimum of 1 1/4" diameter. All hinged sections to be deburred, and edges ground smooth.

         Hinges to be stainless.

         Floor plates to be installed using stainless steel self drilling, self tapping screws.

252      ENGINE ROOM FITTINGS:


         Two Craftsman 5 drawer upright tool cabinets shall be located in the engine room workshop. An 18" x 18" x 10" steel sink shall be fabricated into the work table with cold water provided and gravity drained with ball valve to separate bilge well.

         An eye wash station shall be provided in the workshop.

         The following services shall be provided:

                              AIR       WATER        ELECTRIC
                              ---       -----        --------

Workshop                      x           x             x

Engine Room                   x           x             x

Motor Room                    x                         x

Bow Thruster Compartment      x                         x


         Two (2) each, 400 amp welding machines with outlets to service main deck and workshop shall be provided. Rectifier type welding machines are not acceptable.


         Four (4) 50' welding leads shall also be provided.


         The following workshop equipment to be installed:

         1. One (1) lathe, 1,200 mm center distance, 300 mm center height with standard equipment.

         2. One (1) vertical drilling machine, for 30 mm drills with standard equipment.



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Midnight Warrior Technical Specifications
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         3.       One (1) grinding machine with two grinding wheels, 150 mm in diameter, fitted with safety guards.

         4.       One (1) vise bench with drawers.

         5.       One tool board and shelves.

         6.       Storage shelves for spare parts.

         7.       Two lockable lockers for engine spare parts.


         Electrical Workshop (Engine Room)

         1.       One vise bench with drawers.

         2.       Six lockers to store electrical tools and spare parts.


         Power requirements to be determined by Builder.


         Storage racks for welding gas bottles shall be located in the deck locker on the main deck. Gases to be piped from storage site to workshop in Engine Room and deck port and starboard utility supply stations.

255      HAWSE AND CHAIN PIPE:

         Two (2) 18" (3/4" wall thickness) steel hawse pipes shall be located Port and Starboard in accordance with the contract drawings. The doubler as shown on the contract drawing at the shell shall protect the hull from damage caused by the anchor flukes. The doubler at the deck shall be part of the anchor windlass doubler. Doubler plates shall be plug welded on 12" centers and continuously welded around perimeter.


         The edge of the deck and hull penetrations shall be protected with a section of 2" half round bar for wear.


         Two (2) 8" Sch. 80 steel chain pipes shall be located P/S to feed chain in and out of the chain lockers from and to the anchor windlass. Chain pipes shall have a 8" x 12" x 1/2" wall bell-mouth on the bottom

260      STOWAGE:

         Stowage locations shall be provided at these locations and outfitted by the builder as described herein:


                  1) FP Stores                    - Fit shelving along port & stbd sides 24" deep

                  2) Dry Stores                   - expanded metal boundary & door on port side

                                                  - four tier shelving, 24' deep as shown on the
                                                    arrangement drawings


                  3) Deck Locker (Main Deck)      - CO(2) storage bottle racks

                  4) Paint Chest                  - 6' x 4' x 4' aluminum locker on the main deck

                  5) Bosun's Stores               - four tier wood shelving, 24" deep as shown
                                                    on the arrangement drawing



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
                  6) Deck Locker (03 Level)       - four tier wood shelving, 24" deep
                                                    as shown on the arrangement drawings

                  7) Helideck FiFi Locker         - helideck firefighting equipment

                  8) Rigging                      - hooks with locking device to be provided on
                                                    aft side of house bhd at locations to be
                                                    approved by the Owner

                                                  - 1 rigging locker, located under port exterior
                                                    stairs on main deck


262      HELIPORT:

         Builder shall fabricate and install a steel heliport/deck as shown on the arrangement drawings. The deck should be designed to meet ABS and Coast Guard requirements for a helicopter rotor diameter of a Sikorsky S-76/61, and a wheel loading of a Super Puma.


         The heliport to be equipped with the necessary perimeter lights, tie down points, netting surround, and surface netting as required by the relevant authorities. Fire fighting and crash emergency equipment to be provided as required by International regulations, and should include, but not be limited to, the following:


         o Two (2) remotely operated foam fire monitors supplied by a AAAF bladder tank, pressurized from the vessel fire main. Output from the monitors shall comply with International Requirements.

         o        One (1) emergency escape directly opposite the access ladder.

         o Two (2) Fire suits plus two (2) BA sets for helideck personnel use.

                  Crash Emergency Kit CO2 and/or Dry Powder installations as required by the relevant regulation.

264      CRANES:

         Owner will furnish and install a pedestal mounted rotating crane rated for 250 metric tons @ 43' radius. Builder shall provide power hookups and foundations below the main deck. Owner will provide a pedestal with the crane that is to be welded to the foundation at about deck level. Builder shall incorporate a staircase in the below deck crane foundation for access to below deck machinery and storage.


         Builder shall provide a suitable boom rest in area to be determined based on details of the crane. The boom rest shall be designed to be removable in a manner similar to the crane foundation.


         Builder shall furnish and install an electro-hydraulic deck crane EBI TC30-25-40, or equal, on the port side near the aft superstructure bhd as shown on the arrangement drawings.



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Midnight Warrior Technical Specifications
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         Builder shall also furnish and install one (1) stores davit with hand winch, Beebe, or equal, for handling stores on the fwd 02 level through the hatch provided.

266      NAME, DRAFT AND HAILING PORT:

         The name "Midnight Warrior" shall be installed using cut plate, continuously welded in these locations:

                 Bow                    P&S, 18" letters
                 Side bulwark (aft)     P&S, 12" letters
                 Stern bulwark          Centerline, 12" letters


         The homeport, TBD, shall be installed using cut plate, continuously welded in these locations using 6" letters.

                 Side bulwark (aft)          P&S
                 Stern bulwark               Centerline


         Draft marks shall be provided P/S fore, midship and aft and shall be cut plate continuously welded. The loadline shall be cut plate continuously welded.


         Mahogany name boards shall be provided on P/S sides of pilothouse using 10" letters.


         The stack insignias cut from 1/4" thick steel plate shall be welded in place with continuous welding. Owner will provide the design of this insignias in electronic form.












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Midnight Warrior Technical Specifications
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                       SECTION IV - PROPULSION & STEERING

274      AZIMUTH THRUSTERS:

         Builder shall furnish and install three (3) Ulstein fully azimuthing Z-drive, steerable thrusters with nozzles or equal. The units shall be rated for 3,000 HP @ 1,000 RPM. They shall be supplied complete with ABS certificates for DPS-2 service, lube oil system, hydraulic steering system with DP interface and vendor and ABS required spares and tools. Individual thruster controls will be provided as part of the integrated DP and joystick electronics package described in Section 431.

         The vendor shall also provide a complete shaft arrangement from the output flange of the propulsion motors. The vendor shall perform alignment, whirling, and torsional vibration calculations to verify the installation.


         The azimuth thruster vendor shall also provide three (3) four-blade fixed pitch Nibral propellers sized for 13 knots. The propellers shall turn inboard at the top when going ahead.

         The azimuth thrusters will be water cooled.

         Owner to review and approve propeller selection.

300      MAIN PROPULSION GENERATOR ENGINES:

         Builder shall finish and install five MAK 8 M25 generators rated at 2,320 kW at 1200 RPM at 0.7 PF, 600 VAC, with accessory racks. The gensets shall be supplied with governor actuators. The load sharing governors shall be part of the power management system described in Sections 402 and 411.


         The engines shall be furnished complete with accessories as per manufacturers specifications and those required by ABS. There will be 12" min. clearance between the engine lube oil strainer and the accessory racks.


         The engine skid shall sit on Lo-Rez or equal isolation mounts supplied with the gensets.


         All five main propulsion generator engines shall be equipped with air starting. The engines. generators and gears shall also include alarm sending units/contractors, etc. connected to the power management system.


         The main propulsion generator engines shall be heat exchanger cooled using 85 degree sea water as a sizing criteria.

         Each main propulsion generator engines shall be supplied with a prelube pump, preheating equipment, soak-back pump and Triplex type fuel oil filter.




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Midnight Warrior Technical Specifications
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         See Section 356 for cooling system.


301      MAIN PROPULSION MOTORS:

         The builder shall furnish and install nine High Torque GE 752 UB1 SCR driven, DC motors as follows.

         Three 1,130 HP motors on each of three z-drive thruster, motors output to be limited to 1,000 HP each. Maximum speed of each motor is 1,000 rpm. The motors will be air cooled.

302      STEERING SYSTEM:

         An ABS and Coast Guard approved Electro-Hydraulic steering system shall be provided with the Azimuth thrusters by the manufacturer. Steering controls will be supplied as part of the DP and joystick electronics package described in Section 431. The steering machinery supplied shall meet ABS DPS-2 requirements.

303      ENGINE CONTROLS:

         Controls for the propulsion motors shall be electronic and provided with the azimuth thrusters. The system shall interface with generator controls and engine governors and the joystick system. Four (4) control systems shall be provided, one forward and one aft in the pilothouse, one in the engine room and one portable unit in the pilothouse capable of reaching the bridge wing extensions. System shall interface with the DPS-2 certified DP system described in Section 431.

         The controls for the propulsion motors that are in the Engine Room shall be centrally located in an Engineers Control Console (ECC).


         Emergency stop buttons for the main propulsion motors shall be located in the wheelhouse and the ECR.



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                         SECTION V - AUXILIARY MACHINERY

304      VENTILATION:

         ENGINE ROOM SUPPLY: Two (2) Hartzell axial flow two-speed fans approximately 75 hp each, shall be sized to suit combustion air of all diesel engines and ventilation requirements of the space. These fans will be installed on or near the forward engine room bulkhead. Air will be ducted to the engine room from louvers located on the aft side of each stack above the 01 level. Ducting within engine room shall be fabricated from 10 gauge sheet metal.

         ENGINE ROOM EXHAUST: Two (2) Hartzell axial flow fans approximately 40 hp each, shall be sized to suit combustion air of all diesel engines and ventilation requirements of the space. These fans will be installed on or near the 01 level inside the exhaust stack. Air will be trunked with the engine exhaust systems to the stacks and out exhaust louvers located near the top of each stack.

         PROPULSION MOTOR / AZIMUTH THRUSTER COMPARTMENT SUPPLY: One (1) Hartzell axial flow fan approximately 20 hp, shall be sized to suit ventilation requirements of the space. The fan will be installed on or near the forward bulkhead. Air will be ducted to the space from louvers located near the deckhouse above the 01 level. Ducting within space, if required, shall be fabricated from 10 gauge sheet metal.

         PROPULSION MOTOR / AZIMUTH THRUSTER COMPARTMENT EXHAUST: Exhaust air will be forced naturally through a matching duct on the opposite side of the vessel.

         BOW THRUSTER COMPARTMENT SUPPLY: One (1) Hartzell axial flow fan approximately 5 hp, shall be sized to suit ventilation requirements of the space. The fan will be installed just below the Main Deck. Air will be ducted to the space from louvers located near the deckhouse above the 01 level. Ducting within space, if required, shall be fabricated from 10 gauge sheet metal.

         BOW THRUSTER COMPARTMENT EXHAUST: Exhaust air will be forced naturally through a matching duct on the opposite side of the vessel.

         AUXILIARY MACHINERY ROOM SUPPLY: One (1) Hartzell axial flow fan approximately 5 hp, shall be sized to suit ventilation requirements of the space. The fan will be installed just below the Main Deck. Air will be ducted to the space from louvers located near the deckhouse above the 01 level. Ducting within space, if required, shall be fabricated from 10 gauge sheet metal.




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         AUXILIARY MACHINERY ROOM EXHAUST: Exhaust air will be forced naturally through a matching duct on the opposite side of the vessel.

         A&R WINCH AND CAROUSEL COMPARTMENTS, EMERGENCY GENERATOR AND CO2 ROOMS: ventilation shall be sized as per class requirements.

306      AUXILIARY GENERATORS AND ENGINES:

         Builder shall supply auxiliary generators and engines as required. Each genset shall be provided with the necessary certificates required for classification. Generator controls and instruments shall be 24 VDC. Instrument panel with hour meter, ammeter, tachometer, water temperature gauge, and lube oil gauges shall be mounted on each generator set. Alarm contacts as required shall be provided with each generator set. Each generator shall be fitted with a Racor Duplex fuel oil filter.


         Two (2) clean current generators Kato type 600 or equal, 750 kW each, for ROV supply, to be connected to the separate clean current switchboard.


         One (1) ship service/harbor generator, Caterpillar 3412 or equal rated for 550 kW at 1,800 rpm. This engine shall be equipped for channel cooling and air starting. The generator shall provide 480v/ 3[SYMBOL]/ 60 Hz power by 3 wire configuration.


         One (1) emergency generator, Caterpillar 3306B or equal rated for 190 kW @ 1,800 rpm. This generator shall provide 480v/ 3[SYMBOL]/60 Hz power by 3 wire configuration. It shall also have 24 VDC electric start with auto-start capability.

307      ANCHOR WINDLASS:

         Builder shall furnish and install a double wildcat anchor windlass complete with chain stoppers. Windlass shall be for 2" size chain, electro-hydraulic unit as manufactured by McElroy or equal.


         The Builder shall furnish a total of 18 shots (9 shots per anchor) of 2" high strength Grade 2 stud link anchor chain with connecting links, swivels and pear shaped links to suit.


         Builder shall furnish two (2) 5460# (minimum), as required by ABS, superior holding ability anchors. Fluke angle to be determined. A reduced voltage motor controller shall be furnished for the anchor windlass along with a start and stop switch.


         Slotted covers over hawse pipes shall be provided.




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         Chain lockers shall be installed as shown on the contract drawing and shall be fitted with wood grating bottom and a steel split pipe overboard drain. Chain lockers should of the self-stowing type, and should be capable of taking all the chain, without resort to manual intervention.

308      BOW THRUSTERS:

         The bow thrusters shall be started and stopped from the pilothouse stations and controlled from both stations in the pilothouse and integrated into the DP system. Thruster controls shall be provided as part of the integrated DP and joystick electronics package described in
         Section 431. An electric RPM indicator shall be mounted at the pilothouse fore and aft stations.

         Emergency stop buttons for the thruster motors shall be located in the Wheelhouse and the ECR.

         The header tanks reservoir for the bow thruster lubricating oil shall be mounted in the overhead from the main deck.

         The bow thrusters athwartship tube openings to be protected by flat bar grating.

         Builder will furnish and install two (2) 2,000 HP tunnel bow thrusters each driven by two (2) GE 752 UB1 motors 1,130 HP SCR driven DC motors, motors output to be limited to 1,000 HP each. The motors shall be air cooled. The bow thrusters shall include double tunnels with elastic mounting of the inner tunnel to reduce noise of propellers or alternative devices aiming at reducing thruster noise to be defined by Builder and submitted to Owner for review as part of Vessel noise level control (refer to 502 -- Compartment Insulation).

         Thruster motors and ancillary equipment shall be approved for DPS-2 operation.

310      CAPSTAN:

         None will be provided.

311      DECK UTILITY STATIONS

         Builder shall design two deck waterproof utility stations, located mid deck, port and starboard sides, that will include the following:

         o Hydraulic power system take offs (refer to 364 -- Hydraulic Power Systems)

         o Clean current: two panels for ROV 1 and 2 on port side only (refer to 405 -- Distribution System)

         o Spare electrical connection: one panel on port side (refer to 405 -- Distribution System)

         o Welding current and welding gas take offs (refer to 252 -- Engine Room Fittings)

         o Dry compressed air take off on port side only (refer to 367 -- Compressed Air System)

         In addition, Builder shall provide additional utility stations as follows:




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Midnight Warrior Technical Specifications
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         o        Compressed air: take off connection every 20 ft each side of the deck (refer to 367--Compressed Air System)

         o Hydraulic power system: one each, port and starboard sides, aft of deck house and stern (refer to 364--Hydraulic Power Systems)




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Midnight Warrior Technical Specifications
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                              SECTION VI - PIPING

319      GENERAL:

         All piping and support system materials, accessories, design parameters, fabrication and assembly techniques, welding, testing and inspection shall meet or exceed the requirements of the USCG, ABS, the recommendations of equipment manufacturers and the minimum conditions hereafter specified.

         The vessel's piping systems shall be installed by the Builder in accordance with good marine practice representative of industry standards. Completed piping and tubing systems shall be arranged to provide accessibility to installed valves, equipment and appurtenances.

         The suctions of electric pumps shall be provided with basket type strainers or equivalent. Each pump discharge shall be fitted with a valved vent and a pressure gauge.

         Where remotely operated valves are required by the regulatory agencies or are specified herein, the Builder shall furnish and install yard standard reach rods.

         Spill containments shall be installed around fuel, hydraulic oil, and lube oil vents to satisfy the latest applicable anti pollution regulations in force at the time of contract signing. The spill containments shall be fitted with drain plugs composed of stainless steel collars with brass plugs.

         Piping Systems, materials and specifications shall be furnished and installed per Table 319.

                            TABLE OF PIPING MATERIAL


             SYSTEM                                         PIPE                                       FITTINGS
             ------                                         ----                                       --------

Bilge, Ballast, Fire, Auxiliary Sea          All sizes Schedule 80, Black, Steel,         Sizes 2 1/2" & Larger X-strong Blk.
Water, Sounding Tube, Vents                  ASTM A-53 Gr. B                              B.W., C.S. ASTM A-234. Sizes 2"
Overflows, Cooling Fresh Water, Sea                                                       & Smaller 300# M.I. Blk. SCR'd.
Water Cooling                                                                             ASTM A-197, or 3,000# ASTM
                                                                                          A105 Socket Weld



Sewage System, Plumbing and Deck             All sizes Schedule 80, Black Steel,          All sizes X-strong Blk, B.W. C.S.
Drains, Weather Deck Drains                  ASTM A-53 Gr. B                              ASTM A-234

Compressed Air System                        All sizes Schedule 80, Black Steel,          Sizes 2 1/2" & Larger X-strong Blk.
                                             ASTM A-53 Gr. B                              B.W. C.S. ASTM A-234. Sizes 2"
                                                                                          & Smaller 3000# F.S., S.W. ASTM
                                                                                          A105, Gr. II or 300#, M.I., ASTM
                                                                                          A-197 SCR'd



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Midnight Warrior Technical Specifications
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
Aux. Hydraulic System. Hydraulic             ASTM A-312, Type 304L Schedule 80            SS, 3000# S.W., ASTM A-182 or
Steering                                     Pipe or ASTM A-213/A-269 Type 304            SS compression non-bite type
                                             Tubing                                       fittings

Fuel Oil/Oil Systems                         All sizes Schedule 80 Black Sml Steel        Sizes 2 1/2" & Larger X-strong Blk.,
                                             ASTM A-53 Gr. B                              B.W., C.S., ASTM A-234 Sizes 2"
                                                                                          & smaller 3000# F.S., S.W. Blk.
                                                                                          ASTM A-105 GR. II

Potable Water System, Fresh Water            All sizes Schedule 40 Galvanized Steel,      Sizes 2 1/2" & Larger Std. Wt.
System                                       ASTM A-53 Gr. B or Copper Tubing             Galv., B.W., C.S., ASTM A-234
                                             ASTM B-88                                    Sizes 2" & Smaller 150# M.I.,
                                                                                          Galv., SCR'd ASTM A-197 & Wrot
                                                                                          Copper and compression fittings

Refrigeration/Refrigerant Systems            All sizes Copper Tubing ASTM B-280           All sizes Wrot Copper-Sil Brz'd
                                                                                          ANSI-B16.22

Engine Exhaust                               Up through 8" Schedule 40, 10" and           Standard Weight, B.W., C.S. ASTM
                                             larger 0.25 wall or Schedule 20 (at          A-234
                                             builders option)


320      MAIN ENGINE EXHAUST:

         Each engine in engine room shall have a separate exhaust piping system between its exhaust manifold outlet and the top of the stack.

         Each system shall meet USCG and ABS requirements and be of adequate size and routed as direct as possible.

         Stainless steel American Boa expansion joints shall be installed between the diesel engine exhaust manifolds and the exhaust piping as required.

         Exhaust lines will be properly insulated with 2" calcium silicate except in way of flexes, fittings and flanges, which shall be covered by removable blankets. Main engine exhaust manifolds shall not be insulated.

         A drain plug shall be provided at the low point in all exhaust lines. Piping materials shall be per Table 319.

         The silencers will be Maxim MSA-1, or equal.



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321      AUXILIARY ENGINE EXHAUST:

         Each engine shall have a separate exhaust piping system between its exhaust manifold outlet and the top of the stack.

         Each system shall meet USCG and ABS requirements and be of adequate size and routed as direct as possible.

         Stainless steel American Boa expansion joints shall be installed between the diesel engine exhaust manifolds and the exhaust piping as required.

         Exhaust lines will be properly insulated with 2" calcium silicate except in way of flexes, fittings and flanges, which shall be covered by removable blankets.

         A drain plug shall be provided at the low point in all exhaust lines. Piping materials shall be per Table 319.

         The silencers will be Maxim MSA-1, or equal.

340      FILLS, VENTS AND SOUNDS:

         Fills shall be located and installed by the Builder for the following systems at the locations indicated.

                  SYSTEM                                     LOCATION
                  ------                                     --------
             Fuel Oil                        P/S, Main Deck, between frames 61 - 65
             Lube Oil                        P/S, Main Deck, between frames 61 - 65
             Cargo Water/Ballast             P/S, Main Deck, between frames 61 - 65
             Fresh Water                     P/S, Main Deck, aft of Foc'sle at frame 61 - 65

         Fills shall be properly sized and separate from vent and sounding lines. Filling connection locations and details shall be in accordance with USCG and ABS requirements.

         Tank and compartment vents shall be sized and wall thickness determined in accordance with the requirements of USCG and ABS and installed by the Builder neatly between the main deck bulwark and cargo rail.

         All vents (except dryer) shall be fitted in according with the following table.

           TANKS             TYPE            SIZE                                  MATERIAL
           -----             ----            ----                                  --------
         Lube Oil          Inverted          2.5"              C.I. w/ss or copper float check and flame screen
         Fuel Oil          Inverted          5"                C.I. w/ss or copper float check and flame screen
         Oily Water        Inverted          2.5"              C.I. w/ss or copper float check and flame screen
         Dirty Oil         Inverted          2.5"              C.I. w/ss or copper float check and flame screen



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
         Ballast           Vertical          5"                Winel or equal steel w/ss or copper float check
         Fresh Water       Inverted          3"                C.I. w/ss or copper float check and insect screen
         Sewage            Vertical          4"                Winel or equal steel w/ss or copper float check and
                                                               flame screen
         Sea Chest         Inverted          2"                Return bend with screen
         Steering Gear     Vertical          2.5"              Winel or equal steel w/ss or copper floats
         Hydraulic Oil     Inverted          2.5"              C.I. w/ss or copper float check and flame screen
         Tank

         NOTE: All vertical vents are flanged. All other vents 3 inch and larger are flanged.

         Containments of suitable size to meet the regulatory requirements shall be installed under all oil vents and all oil fill/discharge manifolds. All vents shall be located in protected areas under the cargo rails or against bulwarks and house sides outside of walk and work areas.

         Sounding tubes, yard standard, shall be provided for all tanks except fresh water tanks and shall be fabricated from 1 1/2" Schedule 80 steel pipe and appropriately sized stainless steel deck boxes (socket weld to FNPT pipe coupling) fitted with bronze plugs. Sounding tubes shall be fitted with strikers at the bottom plates. Fresh water tanks shall be fitted with petcocks (Section 355). Sounding tubes shall be fitted as close to the lowest point of tanks as possible.

         Piping material specifications shall be in accordance with Table 319.

350      BILGE, BALLAST AND FIRE SYSTEM:

         The Bilge, Ballast and Fire System and installation shall meet the requirements of USCG and ABS and specifications of Table 319.

         The following pumps shall be provided and installed

         1 - Ballast/Fire pump: Aurora Model 341, 3" x 4" x 9A w/50 hp 460 volt, 3 [symbol], 60 cycle, 50 degrees C 3500 rpm TEFC electric motor. Capacity of pump is 600 gpm at 250' TDH.

         1 - Fire pump; Aurora Model 341, 2" x 2 1/2" x 9A w/25 hp 460 VAC, 60 cycle, 50 degrees C 3500 rpm TEFC electric motor. Capacity of pump is 350 gpm at 200' TDH.

         1 - Bilge pump; Aurora Model 341, 3" x 4" x 9A w/7.5 hp 460 VAC, 60 cycle, 50 degrees C 1750 rpm TEFC electric motor. Capacity of pump is 400 gpm at 50' TDH.

         1 - Bilge/Ballast pump; Aurora model 341, 3" x 4" x 9A w/7.5 hp 460
             VAC, 60 cycle, 50 degrees C 1750 rpm TEFC electric motor. Capacity of pump is 400 gpm at 50' TDH.



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         1 - Forward emergency fire pump 350 gpm @ 200' TDH.

         1 - Oily bilge pump: Roper 26 AM 16 or Viking HL 4195D with 2 hp 460 volt, 3[SYMBOL], 60 cycle, 50 degrees C 1200 rpm TEFC electric motor. Capacity of pump is 20 gpm at 50 psi.

         BILGE

         The bilge system shall consist of a bilge manifold taking suction from the bow thruster room, two (2) engine room suctions, two (2) auxiliary machine space suctions, two (2) void suctions and one (1) propulsion motor compartment suction. There shall also be an independent bilge suction located in the engine room. The emergency bilge suction shall be fitted on the bilge/ballast pump. All bilge suctions shall be fitted with globe valves modified to stop check and protected by rose box strainers.

         Discharge from bilge pumps shall be to the oily water bilge tank, and directly overboard to ballast deck discharge. The deck discharge shall be located between frames 61 - 65.

         The dirty oil pump shall take suction from the oily water bilge tank and discharge to the oily waste tank. See Section 354.

         An oily water separator "Helisep" or equal Model 1000, 4.4 gpm @ 2 KW, or equal, with overboard discharge monitor (Marpol, USCG) shall be installed to satisfy USCG and MARPOL requirements.

         BALLAST

         The filling and discharging of ballast tanks shall be accomplished through a 5" suction/discharge line connected to individual suction and discharge headers. Provision shall be made for pumps, pipework, and valving for a fast, cross ballasting system to assist in crane operation. Pump operation and valve function to be operated from the wheelhouse. Details of capacities etc., to be provided by Builder.


         Dynamic ballast system

         The dynamic ballast system (DBS) shall be able to keep the ship list below 3 degrees when the main crane rotates 180 degrees at full capacity (250 Te @ 13 meters) from a position outside the ship
         (90 degrees to quay side) to middle of deck in less than 5 minutes.


         FIRE

         The fire system shall consist of a pump taking direct suction from the sea chest and discharging to a 3" fire main servicing the fire stations. The number and locations of the stations are to be determined to meet the applicable requirements. There will be a 50' length of 1-1/2" fire hose complete with nozzle, spanner wrench and rack for storage at each station. A cross connect shall be provided to ballast/fire pump so that




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         ballast/fire pump can be used in an emergency. The fire pump shall have a remote start-stop station with indicator light located in pilothouse. The fire main shall be pressurized at all times by means of a pressure tank and auto start of the fire pump on pressure loss.

         Fire nozzles shall be combination type.

351      FIRE DETECTION SYSTEM:

         Fire Detection System shall be installed, covering all areas of the vessel. Detection of smoke, heat or flame shall activate fire alarms distributed about the vessel. The Vessel shall be subdivided into zones for the purpose of quickly determining the location of the alarm. Control panels for this system shall be located in the wheelhouse and the ECR. Owner to approve proposed locations of sensors and zoning prior to installation. The system shall meet the requirements of USCG, ABS and SOLAS.

353      FUEL OIL TRANSFER AND SERVICE PIPING:

         The system shall meet the requirements of USCG and ABS and specifications in Table 319.

         The following pumps shall be furnished and installed:

           1 - Fuel Oil Transfer Pump - Aurora Model 341, 3 x 4 x 9A or equal, 460 volt, 3[SYMBOL], 60 cycle, 50 degrees C 3500 rpm, 30 HP ODP electric motor. Pump shall have bronze impeller; shaft sleeves and wear rings and mechanical seals. Rating point 500 gpm @ 150' tdh.

           1 - Fuel Oil Standby Pump - Roper model 26 AM 16 or Viking HL 4195D Rotary Pump or equal 2 hp, 460 volt, 3[SYMBOL], 60 cycle, 50 degrees C 1200 rpm ODP electric motor. Capacity of pump is 20 gpm at 50 psi.

           1 - Hand Operated rotary Fuel Oil Pump-Blackmer PA414.

         The fuel oil transfer shall be accomplished through a manifold so that the pump can take suction from any fuel oil tank and discharge to any other fuel oil tank, or to the discharge stations.

         The deck stations shall be fitted with a shut off valve, flanges and nipple, to be used for filling and discharging storage tanks through the fuel oil manifold.

         The fuel oil supply to the engines shall header from the fuel oil day tanks through yard standard water traps and then piped to a fuel suction of each engine. The return fuel from the engines shall be piped back to the day tanks. The service piping shall be sized in accordance with manufacturer's recommendations.

         Fuel supply to the engines shall contain an element of redundancy to comply with DPS 2 requirements. No single failure in the fuel supply system shall be capable of causing the vessel to lose position. System to be approved prior to installation by ABS.





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         Builder shall install one Westfalia OTB-9, or equal, fuel oil centrifuge arranged to take suction from F.O. manifold and discharge to the day tanks. The purifier will be sized to meet the maximum fuel consumption rate of all diesels running simultaneously.

         Sounding tubes shall be provided in each day tank. A plugged valve will be provided at the lowest point of F.O. day tanks for cleaning. Rochester, Kenco or equal tank level indicators shall be fitted to each day tank.

         A Brooks Brody model B 82 DB, A.O. Smith, Tokhiem or equal, fuel oil meter of 100,000 gallon capacity shall be provided for vessel to meter fuel in and out of vessel and shall be equipped for printing.

         Primary triplex fuel filters Racor Model 79/1000 MAX., or equal shall be provided for main engines and duplex Model 75/1000 MAX. shall be provided for each auxiliary engine.

         Yard standard reach rods shall be installed for emergency fuel cut off in accordance with US Coast Guard regulations.

         The fuel oil day tanks shall be fitted with a 3/4" manual ball valve with plug as a stripping connection.

354      LUBE OIL SYSTEM:

         The system shall meet the requirements of USCG and ABS and specifications of Table 319.

         Lube oil tanks shall be provided for storage of oil for main engines, generators and gears. Capacity of tanks shall be sufficient for complete oil change of all engines, plus 50%.

         The tanks shall be equipped for gravity fill at the tank. The lube oil tanks will be fitted with 1" I.P.S. bottom drains fitted with valves equipped with pipe plugs. The main genset lube oil tank to be fitted with hose and storage reel adequate to serve all engines. Meters to be fitted to all tanks.

         Engine lube oil filters and coolers shall be installed per engine manufacturer's recommendations.

         A Rochester level indicator or Kenco sight gauge (at Builder's option) shall be provided for each lube oil and hydraulic oil tank.

         A dirty oil tank shall be provided and shall be emptied by the dirty oil pump as mentioned in Section 350. This pump shall also take suction from each main engine and discharge to dirty oil tank. The pump shall take suction from the dirty oil tank and pump to a deck discharge station.



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         An oil blender shall also be provided for mixing used engine oil into the fuel.

         Main engine manually operated prelube pump Roper 26AM16, Viking HL4195D, or equal, shall be provided and piped so that they may act as lube oil transfer pumps.

         Hydraulic oil tank shall be equipped for gravity fill at the tank for fill cans.

355      FRESH WATER SYSTEM:

         The vessel shall be equipped with a complete fresh water system. Complete installation shall be in accordance with applicable US Public Health Service requirements and the specifications of Table 319.

         A two pumps pressure set shall be provided and it shall take suction from the fresh water tank and discharge to the galley, water coolers, lavatories, water heater and showers. The fresh water system shall be equipped with three (3) independent 30kW 80 gallon electric water heaters.

         The fresh water pressure set shall be a F&W 5 hp each or equal with a vertical 120 gallon bladder tank.

         All piping shall be galvanized with copper tubing flexible sections at the various terminal connections.

         A fill deck station shall be installed on P/S sides according to section 340. It shall be fitted with a shut off valve and used for filling storage tanks.

         The fresh water tank shall be coated in accordance with Table 555 and flushed prior to filling with fresh water. Five (5) Oasis or equal, drinking fountains shall also be furnished and installed as shown on drawings.

         An ultra-violet Aquafine water purifier sized for fresh water output from the pressure set shall be installed in the fresh water system in accordance with the applicable regulations (Public Health, etc.). Builder shall provide a spool piece to by-pass purifier in the event of servicing.

         The Builder shall furnish and install two (2) 6,000 GPD each reverse osmosis units. Units to be supplied with full set of manufacturer recommended spares.

         A hose bib shall be provided fwd and aft of deckhouse for washdown.

         A hose bib shall be provided in the engine room near the workbench for washdown.




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         Brass petcocks shall be provided in fresh water tank every 12" for checking water level. A suitably sized fresh water hose for filling tanks shall be supplied and stowed in rack or box in main deck locker.

356      MAIN PROPULSION COOLING SYSTEM:

         Main engine cooling shall be accomplished by heat exchangers supplied with the main genset accessory racks. Seawater and freshwater circulation pumps shall also be supplied with the accessory racks. The Builder shall furnish and install the raw water circuit. Capacity of this system will be to the engine manufacturers recommendations.

         Piping and other equipment shall be kept as clear as possible from the heat exchangers to allow access for clean out. The coolers are to be sized to satisfactorily cool the machinery according to the manufacturers recommendation in 85 degrees F seawater temperature. Strainers shall be fitted between the sea chests and raw water pumps.

         The main gensets cooling system shall contain an element of redundancy to comply with DPS 2 requirements. No single failure of the cooling system shall cause loss of position. System to be approved prior to installation by ABS.

         Azimuth thrusters shall be seawater cooled by taking water off the main gensets raw water circuit by a pair of redundant pumps with crossovers.

         Vents shall be located in accessible locations so that the operator may reasonably vent off any air in the system.

         Fresh water fill piping to the expansion tanks shall be configured to prevent back flow.

357      COMPRESSED AIR SYSTEM:

         The Builder shall install a complete compressed air system for diesel engine air starting, clutch, pneumatic control system, air whistle, sea chest and ship's service. The system shall include two (2) motor driven air compressors, sufficient air receivers to meet ABS and USCG starting requirements, piping relief valves and all other necessary valves.

         There shall be two (2) Quincy D350 or equal air compressors, two cylinders, two stage type, equipped with loadless starting, air filters, slide rails, inter-coolers and driven by two 10 HP 230/460 volt, 3 phase, 60 cycle, 50 degrees C, TEFC electric motors. Both compressors shall be provided with Square D brand automatic pressure operated control switches, ball check valves, pressure relief valves and stop valves. Each of the required 300 gallon air receivers shall be fitted with safety pop valves at 10 percent over operating pressure. The air receiver design pressure shall be 300 PSI, with a MAWP of 275 PSIG and normal operating pressure of 250 PSIG.




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         Pressure gauges for air compressor shall be oil or glycerin filled. An air dryer shall be fitted in the engine room where control air is taken off the system and at each pneumatic control station air supply.

         The builder shall furnish and install two (2) utility air systems on the vessel for mission related equipment. Each system shall deliver at least 365 cfm at 150 psig. The compressors and receivers and other associated equipment shall be skid mounted and ready for service. The Builder shall provide and install 480v 3 phase 60 Hz power to the units, and piping and connections necessary to provide service to the main deck port and stbd. with a take off connection every 20 ft per side. There should also be a line to the Engine Room Workshop.

         A membrane type air dryer is to be included with the units. This dryer will provide at least 40 cfm 150 psig to connections installed at the moonpool and workshop.

357 A    DIVE AIR SYSTEM

         Builder shall also provide and install a compressed air system for dive operations. The equipment shall be skid mounted and consist of one oil less diving HP Bauer or equivalent electrically driven air compressor delivering 15 scum/hour (9 scfm) @ 200 bars (2,900 psi). The compressor shall be equipped with adequate water separation and air purifier units. Air to be delivered to 5 x 50 liter @ 200 bar cylinders arranged in a bank adjacent to the compressor. Air supply to be drawn from unpolluted source.

         The unit/system shall meet OSHA and all other applicable requirements for vessel class.

         The utility and dive air package skids shall be delivered to the yard with all required certificates, and constructed and arranged to allow maintenance access to important components.

358      SANITARY SYSTEM:

         The system shall meet the requirements of USCG and ABS and the specification of Table 319.

         Plumbing fixtures will be located as shown on plans and will be American Standard, or equal vitreous china. Faucets are to be domestic and trimmed in H.D. Chrome Plate. Heavy duty plate glass mirrors, soap dish, toilet paper holders, plastic shower curtains, etc., as necessary to complete washroom shall be furnished and installed. Shower trays should be of the non-slip variety.

         All drains shall be Schedule 80 steel pipe in all lavatory, toilet, shower spaces, and galley spaces. The piping of the deck and plumbing drains shall be so arranged that the maximum pitch possible is attained.

         All gray water shall drain overboard.

         The sanitary system shall be of the vacuum type. Black water from commodes shall be piped to a sewage holding tank with a by-pass to the overboard discharge.

         One (1) sewage pump, Hydromatic, 30 MP, 150 gpm @ 50' tdh, 1750 rpm, ODP and 7.5 hp shall be provided. The sewage pump shall take suction from the holding tank and discharge to a deck station as well as overboard




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         The Builder shall furnish and install one marine sanitation device with sufficient spare capacity to satisfy prevailing regulation (MARPOL, etc.).

360      SEA CHESTS:

         Sea chests shall be located in the main propulsion generator engine room to serve the ballast system, sanitary system, fire system, heat exchanger cooling systems, and for general service with a valved cross connect.

         The main engine cooling seawater circuit shall be able to take suction from three (3) sea chests. Two (2) of these shall be located near the bottom of the hull port and starboard. Either sea chest should be sized to provide all cooling water necessary. One (1) additional sea chest should be higher in the hull at a location to be approved by the Owner to provide water to the gensets when in port.

         The sea chests shall be fitted with anodes and air lines for clean out and blow out purposes and each sea chest shall be vented with a line terminating above the main deck.

         There shall be a separate sea chest forward to service the second required fire pump.

361      WALK-IN COOLER AND FREEZER:

         A built-in walk-in cooler and freezer shall be furnished and installed as shown on the contract drawing. Size to be confirmed by Builder and approved by Owner.

         Two (2) compressors, Copeland, or equal, shall be air cooled and located in the auxiliary machinery space. Both units shall be identical.

         Each compartment shall be accessible through a stainless steel insulated door with panic proof lock. Compartments shall be well insulated to preserve the required temperature of 36 degrees F on the cooler and 0 degrees F on the freezer and thermostatically controlled. Each compartment shall be fitted with a drain for drip water and condensation. The freezer condensate drain shall be heat traced.

         A press button alarm shall be available in both freezer and cooler.

         A remote thermometer shall be provided in galley for cooler and freezer.

         Stainless steel shelving with sea rails, approximately 18" deep shall be provided over total area, less walk spaces of each compartment. Fiberglass grating shall be provided on deck.


362      AIR CONDITIONING AND HEATING:

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         A combined heating, ventilation and air conditioning system shall be supplied and installed for the accommodations, galley, lounge, pilothouse and other inhabited areas in the super structure above main deck.

         A. Air Conditioning System:

         The air conditioning system shall be designed to meet load requirements but shall be no less than 12 1/2 ton capacity (95 degrees F dry bulb outside air temperature with 75 degrees F dry bulb inside air temperature). The system shall be a split type with supply air ducted from 208 VAC. 3[SYMBOL] air handling units located on each accommodation level. A ductless air handler shall be used in the pilothouse (with alternate electrical supply from emergency generator in case of main supply black-out). No ducting shall penetrate decks.

         Supply air ducting shall be fabricated of 22 gauge galvanized sheet steel stiffened per industry standards and insulated externally with USCG approved non-combustible material. The ducting and grills shall be sized for proper air flow to the individual compartments. All vent outlets are to be fitted with adjustable grills. Duct work to have adjustable dampers where necessary for balancing.

         The condensing units shall be Carrier air cooled, 460 VAC, 3[SYMBOL], 3 wire and shall have a marine corrosion resistant coating applied to condenser coil, base and underside of units. Location of condensing units shall be aft on the 01 level. The pilothouse condensing unit shall be located on the pilothouse level.

         Air handlers shall be commercial grade with belt driven blowers except where ductless air handlers are used. Evaporator coil condensate pans to have double drains. The galley HVAC shall be completely separated.

         B. Heating System

         Heating of the vessel shall be accomplished by electric strip heaters installed in the air handlers or in the air supply ducting system. The heaters shall be sized for 0 degrees F dry bulb outside air temperature with 68 degrees F dry bulb inside air temperature. The number of heaters required to meet this requirement should be increased by approximate 25%. The extra heaters are to be installed in the ducts but not connected to the electrical power source. The electric heaters shall be powered by 460 V AC, 3[SYMBOL], 3 wire system. Heaters shall meet applicable USCG requirements of sub-chapter I and J.

         Each deck to have separate thermostat control.

         At Builder' discretion, a chilled water air cooling system could be installed with Owner's approval.

         C. Ventilation:

         The galley shall have an independent exhaust system from the hood over the range ducted directly to the exterior of the vessel (above weather deck). The control shall be located on the range hood.



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         Head/shower spaces shall be fitted with exhaust ventilation fans which shall draw HVAC air from the space and exhaust directly to the exterior of the vessel (above weather deck) at a rate of 50 CFM. The controls for the head/shower ventilation shall be located within the head/shower spaces.

364      HYDRAULIC POWER SYSTEMS:

         A hydraulic system for divers service shall be furnished and installed by the Builder. All piping and fittings shall meet the requirements of ABS, USCG and the specification of Table 319.

         The system shall be designed for and operating pressure of 2,000 psi and flow rate of 18 gpm. Service will be provided to deck stations at the following locations: - cargo deck aft of the deckhouse, P & S

                                  - at moonpool, P & S

                                  - at stern, P&S

         Each station to have block valves and quick disconnects.

367      GENERATOR AND AUXILIARY ENGINE COOLING:

         Generator and auxiliary engine cooling shall be accomplished by the use of standard steel channel located and welded to the hull bottom plating and sized per engine manufacturer's requirements and 85 degrees F water temperature at 1/2 knot. They shall be fitted with valved air bleed lines at all high points and shall be accessible from the engine room by the most direct route.

         All necessary materials shall be furnished to install a complete circulating and cooling system for the auxiliary generator engines. The pipe size will be in accordance with the engine manufacturer's recommendations. Pipe specifications shall be per Table 319.

         The channel cooling shall be flushed with rust inhibitor per Nalcool or equal.



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                            SECTION VII - ELECTRICAL

401      GENERAL:

         A complete, modern electrical system, using the latest methods of design and construction shall be provided. The electrical system shall be in accordance with the requirements of American Bureau of Shipping, and the USCG.

         The system shall consist of five (5) main generator sets with total approximate power of 10,000 KW producing 600 VAC/60 Hz/3 phase power and one ships service/harbor generator producing 550 KW of 480 VAC/60 Hz/3 phase power.

         The main generator sets will provide power to the 600V propulsion switchboard and supply the propulsion motors, thrusters, and owner furnished mission related equipment using rectified DC. A 600-480V transformer shall be provided to supply ships service loads. The ship service switchboard shall provide power for all other AC loads. A delta-y transformer will be provided to supply 208/120 VAC power through a 4 wire system for distribution throughout the vessel for power and lighting systems.

         The 208/120 VAC electrical system shall consist of a single point neutral to hull grounding system in compliance to USCG regulations.

         Redundant breakers shall be provided as shown in the drawings to satisfy DPS-2 station keeping requirements.

         A separate clean current system is to be provided to supply ROV, sensitive electric and electronic equipment. (refer to generators at item 306).

         Builder shall carry-out, as part of its electrical engineering, the following specialized studies to ensure the electrical system adequacy to support the ship DPS-2 operations:

         o        Short circuit calculations,

         o        Load flow (power flow) calculations,

         o        Harmonic analysis,

         o        Transfer/Dynamic (stability) analysis,

         o        Coordination (discrimination) studies.

         Builder will design the electrical system taking into consideration the requirements of Lloyd's Register of Shipping -- Electrical Engineering -- Part 6 -- Chapter 2 -- paragraphs 1.7 Quality of Power Supplies and
         9.2 Semiconductor equipment. The electrical system shall not show signs of overheating caused by semiconductor equipment in any operating condition.

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402      SWITCHBOARD:

         The main switchboard for ship's service shall be designed for satisfactory operation for shipboard service and shall be in accordance with regulations. The propulsion switchboard shall be designed for non-parallel split bus operation with the ships service switchboard except for parallel operation for transfer.

         The switchboards shall be marine type free standing fully enclosed, dead front type, dual access, with drip hood and wooden front hand rail, switch gear enclosure sand-blasted, primed and painted. They shall be assembled, bolted together and mounted on substantial steel foundations.

         All switchboard instruments shall conform to the latest regulations and shall be capable of withstanding constant vibration.

         The 550 kW 480 VAC, 3 phase, 60 Hz generator set shall be connected to the main switchboard.

         The switchboard shall include allowance for the load management system. It shall include the load sharing governors and all necessary controls to meet SOLAS, part E.

         The five (5) 2,320 kW 600 VAC, 3 phase, 60 Hz main gensets shall be connected to the propulsion switchboard through an integrated bus configuration. The switchboard shall be arranged to meet redundancy requirements for DPS-2 class.

         A rubber mat shall be placed on the floor plate in front of switchboards.

         The ship service switchboard shall also contain a circuit breaker for the shore power receptacle (male) with a matching plug (female). The service shall be 400 amps at 480V/60 Hz/3 phase.

         The propulsion switchboards shall be equipped with electrically operated generators and buss-tie breakers to allow switchboards and generators to be arranged and energized from the ECC and the Pilothouse. All main propulsion gensets will be automatically started and be made ready for operation from either the ECC or the Pilothouse.

         The emergency switchboard shall be arranged for control of the one (1) 190 kW, 480 VAC, 60 cycle, 3 phase diesel generator and for distribution of electric AC power in an emergency situation (sized to suit).

         The clean current switchboard shall be arranged for the control of the two 750 kW, 480 VAC, 60 cycle, 3 phases motor generators and for distribution of the AC power to deck mid-ship power utility stations (500

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         Amps each side) and other electric/electronic equipment (ROVs, galley,
         DP systems, communication systems, etc.).

405      DISTRIBUTION SYSTEM:

         Builder shall furnish and install the following distribution panels:

         1        480 Volt Distribution Panel in Bow Thruster Compartment

         1        480 Volt Distribution Panel for HVAC

         1        480 Volt Distribution Panel in Galley

         1        208/120 volt Engine room Distribution Panel

         2        208/120 Volt Quarters Distribution Panel

         1        208/120 Volt Pilothouse Distribution Panel

         1        208/120 Volt Emergency Power Pilothouse Electronics Panel

         1 208/120 Volt Emergency Power Quarters Distribution Panel 208/120 Volt Emergency Power Engine Room Distribution Panel

         1 208/480 Volt clean current distribution panel in engine room, bridge and any location where clean current is required at Builder recommendation.

         2 480 volt -- 500 Amps clean current ROV 1 and 2 distribution panels to be installed on main deck mid ship portside in separate enclosures and to be connected to the clean current switchboard.

         Engine room distribution shall be through circuit breakers mounted in the main switchboard.

         Three phase 208/120 volt distribution shall be provided through a suitable three phase transformer. Single phase 120 volt distribution shall be provided from the 208 volt three phase system by connecting in a Delta-Delta arrangement. The load on each single phase shall be arranged to provide a balanced load on the 3 phase system.

         Separate circuits will be provided for searchlights, floodlights, quarter berth lights and receptacles, quarters overhead lights, external receptacles and exterior lights. Three separate counter receptacles in galley. Engine room overhead lighting to be on three separate circuits. Thruster/motor compartment and port side engine room receptacles on one circuit, forward machine space, forward tunnel and stbd. side engine room receptacles on one circuit.

         Individual items such as refrigerator, battery chargers, engine alarm panels, etc., shall have separate circuits. All motors of greater than one horsepower shall have a separate circuit.
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         Builder shall provide two (2) 30 amp, 460 volt, 60 HZ, circuits with international weather-tight receptacles located on main deck in position located by Owner.

         All electronics requiring 12 VDC shall be supplied with an AC to DC Newmar power supply.

         All power wiring shall be marine type cable as approved by applicable regulatory body requirements. All cables shall be neatly laid on continuous cable trays and properly strapped to the latter. High and low intensity cables shall be segregated as required. Hangers and clamps shall only be acceptable for limited group of cables and over short distances.

         AC power connections (480 V - 3 phases) shall be provided for the owner supplied mission related equipment:

Main reel/Stern ramp (watertight on deck)         550 kW         On deck - Mid ship

Tensioner                                         300 kW         On deck - Stern of ship

Carousel                                          300 kW         Below deck - Stern of ship

Abandonment and recovery winch                    400 kW         Below deck - Mid ship

Crane                                             750 kW         Below deck - Stern of ship

Spare                                             250 kW         On deck - Mid ship

Resistor banks (water cooled)                   1,000 kW         Below deck - Mid ship

         For design purpose consider that the coefficient of utilization of the above equipment is equal to 50%.

         Note: the OFE produces regenerated current during certain phases of utilization. Owner is willing to consider sending this current to the Vessel bus bars instead of absorbing it in the above mentioned resistors banks, subject to conclusion of the detail electrical engineering review of this alternative.

409      EXTERIOR AND INTERIOR LIGHTING:

         A complete lighting system shall be installed in accordance with USCG and ABS requirements.

         Lighting shall be designed for operation at 120 volts AC.

         The vessel shall have adequate lighting throughout with fluorescent and incandescent marine type fixtures of a style applicable to the location and service required. All fixtures, boxes, appliances etc. shall be constructed to meet the requirements.

         LIGHTING FIXTURES:

         The lighting fixtures shall be of approved Pauluhn or equal commercial type marine quality. They shall be similar in style and quality to those listed below.

LOCATION AND TYPE                  DESCRIPTION
-----------------                  -----------

Pilothouse - general lighting      Two bulb, 24", Fluorescent 20 watt

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
Mess room & Galley - gen. lighting                Two bulb, 24", Fluorescent 20 watt

Staterooms                                        Two bulb, 24", Fluorescent 20 watt

Washrooms - general lighting                      Two bulb, 24", Fluorescent 20 watt

Engine room, Auxiliary &
   Fwd. Machinery Space
   Propulsion Motor/Azimuth thruster
   Compartment - general lighting                 Two bulb, 24", Fluorescent 20 watt

Main Deck Passage and access
ladder - general lighting                         Incandescent Bronze

Floodlights                                       Three (3) Quartz/2-1000 watts aft and
                                                  1-500 watt forward.

Searchlights                                      Two (2) 2000 watt, 1 fwd, 1 aft
                                                  Carlisle/Finch or equal remote control

Berth Lights/Vanity Lights                        Single bulb, Fluorescent (8 watt)

         Lights shall also be provided for chart table and desks.

         Switches in engine room and exterior of vessel shall be watertight. All others shall be suitable for interior use. One (1) duplex receptacle shall be installed on each bulkhead where accessible in each stateroom.

         Duplex receptacles shall be installed in sufficient number as required throughout the vessel. One (1) duplex receptacle shall be installed in the engine room and forward machinery space. Receptacles in engine room and exterior of vessel shall be watertight. All others shall be suitable for interior use.

410      DYNAMIC POSITIONING SYSTEM:

         ABS certified DPS-2 Nautronix or equal system consisting essentially of:

                  o        ASK 5002 Dual Redundant Dynamic Positioning System,

                  o Intelligent Isolation Interface Unit for propulsion system,

                  o Position reference Interfacing with 2 off DGPS receivers, 1 off taut wire (with 500 m of wire) and 2 off hydro-acoustic position systems,

                  o Environmental sensors comprising 2 off vertical reference units, 2 off wind sensors, and 2 off Anschutz std 20 gyros,

                  o Peripheral equipment: 2 uninterruptible power supply and 2 printers

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                  o        Position sensors: 1 X RS/925 LBL and 1 X ATS II USBL
                           systems (including remote controlled transducers deployment systems), 2 X DGPS (fully independent for worldwide utilization) and 1 X taut wire system.

                  o TCS 5001 Thruster control system: Forward thruster control, TCS Programs, Bridge wing controls, aft control and ERC controls.

                  o        Standard and Specialized Operation Modes software.

411      VESSEL MANAGEMENT SYSTEM (VMS)

         - VMS 5000 or equal Vessel Management System comprising essentially:

                  o        3 off control and monitoring Workstations

                  o        2 off Vessel Management System software package

                  o        1 off vessel stability program

                  o        4 off control processors

                  o        1 off modular Input/Output interface package

                  o 1 off control processor, VMS workstation and operator interface configuration/programming (total VMS system points to be defined by Builder -- Assumed to be 1200 I/O points).

                  o        System control and monitoring functions

         - Active Power Management System (PMS) to be integrated with the propulsion switchboard and power conversion equipment.

         -        Tank gauging

         -        Personnel warning system

         -        Alarm system

415      NAVIGATION LIGHTING SYSTEM:

         Running, anchor, restricted ability to maneuver, towing and not under command lights shall be installed and connected to the navigation light panel located in the pilothouse. Power shall be from the 120 VAC emergency source.

         The navigation lights shall be installed as required by USCG for this class of vessel and wired by means of a short length of heavy duty cable to a watertight receptacle outlet located adjacent to the light.

         Navigation lights shall be:

         (1)      Stbd light (green) - dual bulb

         (1)      Port light (red) - dual bulb

         (3)      Mast head lights (white) - dual bulb

         (1)      Stem light (white) - dual bulb

         (2)      Anchor lights (white) - single bulb

         (1)      Task light (white) - single bulb

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         (2)      NOT UNDER COMMAND LIGHTS (RED) - SINGLE BULB

         (3)      Subsea Operations lights (red-white-red)

         All lights shall be watertight.

         All lights shall be fitted with Fresnel lenses and single filament bulbs.

         Running lights shall be dual bulb fixtures.

         The stern light shall be installed on the aft end of the 03 level.

         The aft anchor light shall be installed on the hinged mast located on the aft section of the cargo deck (See Item 228).

420      BATTERIES:

         Batteries shall be provided for services shown below and shall be 8D type.

         A. Two banks each with two (2) 12 volt batteries linked for 24 volt for generator starting system, engine controls power.

         B.       One (1) 12 volt battery for general alarm.

         Batteries shall be installed in a fiberglass battery case. Each case shall be vented, anchored and have straps to secure covers.

         Batteries shall be charged by three (3) independent Constavolt trickle chargers for:

                  o        Starting Battery

                  o        Engine Controls

                  o        General Alarm

         GMDSS batteries and charger included in GMDSS equipment.

423      MOTORS AND CONTROLLERS:

         All motors and controllers shall be selected as to size and type to suit their respective application and location. The motors and controls installed in machinery spaces shall be designed for operation on an ambient temperature of 50 degrees C, and elsewhere for 40 degrees C.

         Fractional horsepower motors shall be 208 or 120 VAC, single[SYMBOL], AC type; all others to be 480V, 3[SYMBOL].

         Wherever a number of motors are installed in close proximity, their controls shall be neatly grouped on a bulkhead or framework at an accessible location in the vicinity of the motors.

         Where motor controllers are located at a distance from the motors, disconnect master switches, combination disconnect motor controller or lockable circuit breakers shall be furnished.

         Controls for ship service auxiliaries shall have overload and low voltage protection.

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         Controls for vital propulsion auxiliaries shall have overload and low voltage release.

         The steering gear motor controllers shall be provided with all necessary indicating lights and alarms as specified by USCG.

         All starters shall be fitted with thermal overloads and be suitable for 50 (degrees) C ambient temperature.

         Electric motors over 25 hp shall have reduced voltage starters with exception of 2 speed ventilation blower.

         All motors above fractional hp shall be open drip proof (ODP) marine duty motors, unless specified otherwise.

         Emergency stops for engine room ventilation fans and fuel transfer pump shall be located in pilot house and at ECP in addition to class requirements.

427      ENGINE & MOTOR ALARMS:

         Builder shall install gauges and alarm systems as provided by the main engine and auxiliary engine manufacturers. The alarm system shall be designed for a `periodically unattended machinery space' (SOLAS) and/or "minimally attended engine room" to meet part 62 of subchapter F'.

         In addition to the above, Builder shall provide an alarm system, which shall monitor all points as required by USCG. The system shall be integrated into the DPS/power management systems and shall meet applicable ABS, SOLAS and USCG rules. The system shall be arranged as "Engineer in control station monitoring gauges and sensors and reporting to pilothouse in event of a malfunction of signal". Owner to review system prior to Builder releasing the P.O. Alarm repeater panel to be installed in pilothouse as required by regulatory requirements. Alarms shall include but not be limited to: (System capacity shall allow for current requirements plus at least 50% spares for future needs.)

         A.       1.   Main Genset Engines:
                       Low L.O. Pressure/High L.O. Temp
                       High Jacket Water Temperature/Low Level
                       High L.O. Level/Low L.O. Level

                  2.   Oil Mist Detectors Azimuth Thrusters
                       Low L.O. Pressure
                       High L.O. Temperature

                  3.   Fuel Oil Day Tanks:
                       Low Level
                       High Level

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         4.   SSDG Engines:
              Low Oil Pressure/High L.O. Temperature
              High Jacket Water Temperature/Low Water Level
              Load share overload

         5.   Generator:
              Low Lube Oil Pressure on bearing
              Voltage, off limits
              Frequency, off limits
              Temperature high
              Transfer of standby

         6.   Motor:
              Low Lube Oil Pressure
              Voltage, armature
              Failure
              Transfer of standby
              Motor cooler, high temperature

         7.   S.C.R.:
              High current
              SCR cooler, high temperature

         8.   Miscellaneous:
              Bilge High Level - Engine Room (P & S)
              Bilge High Level - Propulsion Motor/Azimuth Thruster Compartment Bilge High Level in Motor Room
                       Bilge High Level in Bow Thruster Compartment
              Low Starting Air Pressure
              Loss of Propulsion Control Power
              Loss of normal power to alarm system

         9.   Steering Alarms:
              Loss of Power
              Loss of Control Power
              Low Hydraulic Oil Level
              Phase Loss
              Motor Overload
              Motor Run

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         B.       A fire detection system shall be provided, EMI or equal, with fire sensors in engine room and an alarm panel in pilothouse and engine room. A loss of power indicator shall be provided in both panels.

         C. The ship service fire pump shall be remotely started and operated from pilothouse aft console. A gauge shall be provided in pilothouse for monitoring pressure on fire main.

         D.       Deleted

         E. A shut down shall be provided in pilothouse for emergency stopping of main engines.

         F. Gauges provided by engine manufacturers shall be installed at engines and on pilothouse console.

         G.       RPM indicators shall be provided for each bow thruster motor.

         NOTE: Alarms for "A" and "B" above shall be audible and visual.

430      GENERAL ALARM AND EMERGENCY LIGHTING SYSTEM:

         One (1) 12-volt general alarm system shall be installed to meet USCG regulations. This system will be controlled by a switch in the pilothouse and one in the engine room at the phone booth.

         A DP Alarm system shall be installed activated from the DP console, which displays three lights and an audible alarm. The lights shall be green, yellow, and red. These alarms shall be sited in the Master's cabin, Offshore Manager/Supt's cabin and main deck. The lights shall indicate as follows:- Green -- DP system operating satisfactorily. Yellow -- DP problem beginning, degraded capability. Red -- Major problem with DP system, operations to cease.

         The alarms should not be capable of being muted prior to activation.

         There shall be a bell on the main deck, all accommodation decks, fwd machinery space and in the engine room. Engine room shall be provided with a red rotating beacon.

         An emergency lighting system that will be automatically activated if power supply is lost shall be installed. Emergency lighting in the accommodation areas and machinery spaces shall be provided by battle lanterns with built-in batteries and battery chargers powered by the 110 VAC system. Emergency lights shall be supplied and located to meet SOLAS and USCG regulations.

         Emergency lighting shall be provided for illumination of the life boats, rescue boats, life rafts, and embarkation deck.

431      COMPUTERIZED MANAGEMENT SYSTEMS

         The computerized systems provided shall be by Nautronix. The systems provided shall perform the following integrated functions.

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         o        Dynamic Positioning

         o        Thruster control

         o        Power Management

         The system shall be integrated by an Ethernet communication network with operating stations provided at the control stations as indicated here. The system shall provide the necessary level of redundancy to meet ABS DPS-2 requirements.

         DYNAMIC POSITIONING

         Two operating stations in the pilothouse (1-standby) will process information collected from environmental, position and heading reference systems and transmit commands to the thrusters. Refer to items 410 and 411.

         The system shall also be provided with a dual set UPS batteries with 30 minute capacity on each set.

         THRUSTER & PROPULSION CONTROL SYSTEM

         Provided with two consoles, one (1) each at the forward and aft control stations. Each console is to have individual thruster control levers and a common joystick. A panel shall be provided with the console to allow the operator to select individual or grouped control modes of the joystick.

         VESSEL CONTROL SYSTEM

         One control console in the pilothouse and one PC operator station in the ECC shall be provided with the system. Redundant process stations, located throughout the vessel, process and store all local control functions and process elements. The control system will perform remote control and or monitoring of the following systems and their necessary auxiliaries. The level of automation for each system shall be as follows.

         PROPULSION AND THRUSTER MONITORING - monitor status of main propulsion system and their auxiliary systems. This system also assists in the command transfer between the thrusters and the DP and Thruster Control systems.

         POWER MANAGEMENT - will automatically perform the control functions necessary to meet the power requirements for the vessel's current operating condition. The functions to include load shedding, automatic genset startup, parallel, and synchronization. The system shall also monitor and control necessary auxiliaries to the power plant as required by the regulatory bodies.

         BALLAST - tank monitoring with normal/high level alarm by yard furnished and installed TLI.

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         BILGE - monitoring with normal/high level alarm by yard furnished and installed level sensors. Automatic and remote control and monitoring of transfer system as required by regulatory bodies.

         FUEL - tank monitoring of all storage and day tanks with low/normal/high level alarm by yard furnished and installed TLI. Emergency generator fuel tank not included.

         FRESHWATER - tank-monitoring with low/normal/high level alarm by yard furnished and installed TLI.

         MISCELLANEOUS TANKS - tank level monitoring with low/normal/high alarm as required by regulatory requirements by yard furnished and installed TLI's. Miscellaneous tanks to be monitored will include oily bilge, dirty oil, sewage and lube, gear, and hydraulic oil storage tanks.

         AUXILIARY MACHINERY - automatic or remote control and monitoring of auxiliary machinery shall be, included as per 46CFR Part 62, ABS DPS-2, and SOLAS requirements.

         MAIN ENGINES AND GENERATORS MONITORING - automatic or remote control and monitoring of auxiliary machinery shall be included as per 46CFR
         Part 62, ABS DPS-2, and SOLAS requirements.

         Included in the system is an engineer and watch call system to satisfy USCG and SOLAS requirements for a periodically unattended engine room.

         Complete access to the monitoring and control system shall be allowed at each operators station. Each station shall be capable of defining conditional access for restricted operation of vessel control. Orders given through the vessel control system will be automatically recorded.

         LOADING COMPUTER

         A vessel loading computer program shall be linked to the vessel control system and provided by the system manufacturer. A separate PC shall be provided in the pilothouse by the system manufacturer. The program shall be capable of downloading data (at acceptable time intervals) from the TLI's and vertical reference sensors, to correct for actual trim and heel. Manual input of deck cargo and misc. tank loads is required. The program should be capable of calculating the vessels draft and trim, and performing intact and damage stability calculations to the required criterion. The program shall also be capable of longitudinal strength calculations, if required.

         The loading program will not initiate any corrective measures to alleviate trim, stability, or other potential problems identified by the system.

435      ENGINE ORDER TELEGRAPH:

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         Builder shall furnish and install one (1) engine order telegraph as required by regulatory bodies.

436      TELEPHONE AND INTERCOMS:

         A sound powered telephone system shall be furnished and installed to meet the requirements of USCG and ABS.

         Sound powered telephones shall be of the type and located as follows:

                STATION NO.:             EQUIPMENT:
                ------------             ----------

                     1                   Pilothouse - drip proof type

                     2                   Galley/Mess - drip proof type

                     3                   Engine Room - drip proof type w/head set and relay

                     4                   Aft station - (P.H.) drip proof type

                     5                   Chief engineer's stateroom - drip proof type

                     6                   Captain's stateroom - drip proof type

                     7                   Client stateroom - drip proof type

                     8                   Client office - drip proof type

                     9                   Emergency steering station - drip proof type

                    10                   Superintendent's stateroom - drip proof type

         The telephone talking circuits shall be electrically independent of the call circuits.

         In the engine room location where the telephone station sound signal cannot be heard, the sound signal shall be supplemented by an additional sound signal and blue flashing light energized from the craft's electrical system. The telephone in the engine room shall have an in-line switch to shut out engine room noise from the telephone circuit when not in use.

         The sound powered telephones shall be Henschel S.P., Hose McCann, or equal.

         The Builder shall furnish and install in the pilothouse a Raytheon Loudhailer (Ray 350) complete with two (2) outside horns with talk back feature. The outside speakers shall be weathertight construction.

         In addition to above, the accommodation spaces shall be fitted with the following equipment.

                     1-man staterooms          - Telephone socket

                                               - TV antenna socket adjacent to TV shelf

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
                     2-man staterooms          - Telephone socket

                                               - TV antenna socket adjacent to TV shelf

                     4-man staterooms          - Telephone socket

                                               - TV antenna socket adjacent to TV shelf

                     Conference room           - Two (2) telephone sockets in opposite corners

                     Clients office            - Two (2) telephone sockets

                     Ships office              - Two (2) telephone sockets

                     ROV office                - Two (2) telephone sockets

                     Project office            - Two (2) telephone sockets

         A telephone PABX shall be supplied, capable of handling the internal telephone requirements, and also external calls via satellite and/or cellular telephone systems from designated phones in the system. Incoming external calls should be able to be placed anywhere in the network. A designated soundproof phone booth is to positioned in the Mess Room and Day Room, with a credit card swipe facility for outgoing calls via satellite or cellular telephone.

         A public address system shall be integrated into the PABX system and loudspeakers shall be provided in all spaces with human occupancy.

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                           SECTION VIII - ELECTRONICS

       Builder shall provide foundations and electric power for the electronic installation.

438    COMPUTER SYSTEM

       Builder shall furnish and install a computer network comprising a Server located in the Computer/Electrical room on Level 02.

       Computer Network access points to be located as follows:-

       05 Level Pilothouse                         4 points
       03 Level Staterooms                         1 each(4)
       04 Level Offices         Client(2)          2 each(4)
                                Conf room          1 point
                                Ship               2 points
                                Project            4 points
       01 Level 2 man rooms(4)                     4 points
                                Main deck Office   1 point
                                E/R ECC            2 points
                                Store              1 point
       TOTAL                                       27

       Number of Computers

       Pilothouse               1       Pentium III 400 MHz Processors
       Master                   1       4 GB Hard Drive
       Ops.Supt.                1       128 MB RAM
       Ch.Eng                   1
       Client                   1
       Ships Office             1
       Client Office            1
       Project Office           2
       ECC                      1
       Store                    1

       Total computers          11

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       11 off NIC cards 3COM Ethernet 100 mb

       Printers

                Master                           1           HP Deskjet 700 C
                Client                           1           HP Deskjet 700 C
                Ops.Supt                         1           HP Deskjet 700 C
                Ships Office                     1           Lexmark 1650 Laser
                Project Office                   1           HP Deskjet 700 C
                Pilothouse                       1           HP Deskjet 700 C
                ECC                              1           HP Deskjet 700 C

                Total printers                   7

       Server

                1 off
                Pentium III
                400 MHz Processors
                w/ Raid IV 1765 Hard disk
                240 MB RAM
                Windows NT 5 Operating System

                Cabling to be fiber optic if practical, otherwise CAT 5 twisted pair.
                Hub - 3COM 100 Base-T

439    ENTERTAINMENT:

       Builder shall furnish and install Cinema style seats in the day room, facing a small podium, with a fixed cinema screen. Projection to be by overhead mounted video or similar. A large screen TV with VCR is to be installed in the sitting room alongside.

       See Section 506 for stateroom requirements.

       A system whereby TV and video feeds can be supplied to cabins with TV connections is to be supplied, complete with multi directional aerial for terrestrial and satellite reception, complete with the necessary signal boosters etc.

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440    GLOBAL MARITIME DISTRESS AND SAFETY SYSTEM (GMDSS):

       Builder to furnish as part of the electronics equipment a communication system containing distress and safety communications include distress, urgency, and safety calls and messages meeting the requirements of USCG 47 CFR Subpart W (GMDSS) and SOLAS shall be installed. The system will meet the requirements of all Sea Areas as defined in 47 CFR Subpart W. Additionally, the system shall meet the requirements that went into effect as of February 01, 1999. A console integrating all GMDSS will be provided. The VHF DSC radios may be mounted separate from the console. The equipment required is listed below, and should be of a similar standard to the equipment manufactured by Sailor or JVC.

           Item     Quantity     Equipment
           ----     --------     ---------
            1          3*        Portable VHF Transceiver
            2          2**       Search and Rescue Transponder (SART)
            3          1         Navtex Facsimile recorder and Antenna
            4          1         EPIRB
            5          1         GPS Navigation unit w/DSC interface
            6          2         VHF DSC Radio System (mounted in pilothouse
                                 overhead)
            7          2         VHF Watch Receiver channel 70
            8          1         Watchkeeping Receiver, MF/HF Scanning DSC
            9          1         MF/HF SSB Radio System
           10          1         Radiotelex (NBDP)
           11          1         INMARSAT C

       *   3 - required for passenger ships and cargo ships above 500 GT

           2 - required for cargo ships between 300 and 500 GT

       **  2 - required for passenger ships and cargo ships above 500 GT

           1 - required for cargo ships between 300 and 500 GT

       NOTE: Items 2 and up can be mounted and pre-wired in a GMDSS console.
       Item 6 (the VHF radios) may be mounted in the overhead at the forward and aft control stations and are not required to be mounted in the GMDSS console.

441    WHEELHOUSE EQUIPMENT

       o  One (1) Weather fax machine type Koden or similar

       o One (1) Helicopter Location Beacon, multi-directional for world wide use

       o  One (1) Helicopter aero mobile radio

       o One (1) Helicopter portable radio c/w headset and boom mike for helideck crew.

       o Direct telephone line from the bridge to crane and lay system (container on deck) operators, continuous open line.


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       o    One (1) hands free VHF telephone for crane operator in cab
            (headphone & boom mike).

       o Satcom Inmarsat Bm - Suitable for voice, fax and data, capable of being integrated into the ship's telephone exchange and computer server.

       o    Cellular phone aerials and base station for fax, data and voice.

       o    Electronic chart display unit.

       o The forward and after bridges shall be divided at night by a heavy, blackout type of curtain, whose head rail will be inset into the deckhead panels.

       o Lights in the central wheelhouse and on chart table shall be fitted with dimmer switches.

       o Film type sun screens shall be fitted to all forward and after wheelhouse windows.

442    RADARS:

       Builder to furnish and install two (2) radars.

       The primary radar shall have a range of at least 72 nautical miles and a 21" minimum display, and will be equipped with ARPA functions. The secondary radar shall have a range of at least 48 nautical miles and a 21" minimum display. Both radars shall incorporate tracking of moving targets and shall have rotating type antennas. Both radars will have a gyro interface.

       There shall be a repeater for the radars at the aft control station, with an inter-switching device to enable either primary or secondary pictures to be displayed on the repeater.

443    COMPASS:

       A 6" Ritchie Magnetic Compass shall be provided and shall be complete with rheostat operated light.

444    GLOBAL POSITIONING SYSTEM:

       The Builder shall furnish and install a GPS as part of the electronics equipment.

445    GYRO COMPASS:

       Builder shall furnish and install a one (1) Anschutz std 10 gyro compasses, with heading change and lever controls.

       Two (2) Digital repeaters shall also be installed at the various control station consoles. A fluxgate compass shall be mounted at the emergency steering station.

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       The gyro compass and auto pilot shall link to the EMI steering. The gyro compass shall also be linked to both of the radars.

       The auto pilot shall also receive appropriate signals from the system's magnetic compass.

446    AUTOPILOT:

       The auto-pilot shall be included as part of the steering system. See
       Section 302.

       Type to be Anschutz or similar.

447    CCTV CAMERAS AND MONITORS

       Builder will supply the following CCTV cameras, to be mounted in the listed locations, and connected to the appropriate monitors. Some monitors may be inter-switchable between channels.

       Camera Location        Monitor Location        Switchable
       ---------------------------------------------------------

       Helideck (Pan & Tilt)   Wheelhouse                 No
                               Clerks Office              No

       Engine Room (2)         Wheelhouse                 No

       Reel                    Client Office              No
                               Project Office             No
                               Wheelhouse                 Yes

       Stern Ramp
       Work Platform           Client Office              No
                               Project Office             No
                               Wheelhouse                 Yes

       Roller Box              Client Office              No
                               Project Office             No
                               Wheelhouse                 Yes

       Monitors to be supplied in Wheelhouse, Client Office & Project Office for input from ROV Camera. Cabling in accommodation to be installed to receive and transfer the input signal from portable ROV control cabin.

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       A connection box shall be sited at the after end of the housing at Main
       Deck Level, containing outputs from the above cameras (except Helideck and Engine Room) ready for connection to a portable Reel Lay cabin. Four spare lines/connectors should be available for extra inputs/outputs.

       Wheelhouse Monitors to be mounted in a rack suspended from the deckhead close to the DP Desk. Other monitors to be shelf mounted in the relevant offices.

448    DEPTH RECORDER:

       Builder shall furnish and install one (1) depth sounder recorder.

449    SPEED LOG

       The Builder will supply and fit one (1) Doppler Speed Log meeting IMO Resolution A478(XII) with either transducer.

       In addition a tank mounted transducer type log shall be fitted.

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                      SECTION IX - OUTFITTING AND FURNITURE

450    LIFESAVING EQUIPMENT:

       Life saving equipment to be provided shall be in accordance with USCG and SOLAS requirements for a vessel of this class, and consist of the following items:

              Twelve (12) twenty man inflatable liferafts (6 per side) davit launched stowed inracks with hydrostatic releases,

              Two (2) 60 man lifeboats and launching davits (1 per side),

              One hundred and eighty lifejackets c/w whistles and water activated lights

              Two (2), 18' Rescue boats, Willard Marine Sea Force RIB, SOLAS/USCG approved, model 540 DJ

              Two (2), 100 Hp Yanmar diesel inboard motors

              Two (2) Davit for rescue boat, SOLAS stored power type.

              Two (2) G-2 first aid kits (one in galley, one in wheelhouse).

              One (1) Line Throwing Appliance complying with SOLAS Ch.III
              Reg.49

              Lifeboat and Bridge Pyrotechnics to be supplied as per SOLAS Requirements

              General and Fire Alarms to be installed as per Regulations

              Three (3) Fireman's Outfits c/w BA sets as per SOLAS Ch.II-2 Reg.l7 Eight (8) 30" lifebuoys (4 with water activated lights, 2 with buoyant lines and 2 with smoke signals (SOLAS CH.III Reg 7)

              One (1), 20' rope ladder

              Three (3), 24" black distress shapes

              Eight (8) Immersion suits

              One (1) Lifejacket on mounted rack in engine room

       Life preservers shall be stored in the accommodation rooms as required. In addition there shall be 50% stored in boxes close to the lifeboat launching stations. Life preserver boxes shall be heavy duty constructed of fiberglass or aluminum and securely fastened to the vessel. Remaining life preservers shall be stored in locations as agreed between the Builder and Owner.

       Rescue boat launching and recovery arrangements shall comply with SOLAS Ch.III, Regs 15 & 16.

       Fire fighting equipment shall be in accordance with the USCG, ABS and SOLAS requirements for a vessel of this class, and consist of the following items:

       Two (2) Fire axes on each accommodation deck, mounted inside and out

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       Two (2) Emergency fuel oil shut-off wrenches

       TBD ( ) fire stations, each with a 50' hose, spanner wrench, hose rack and combination nozzles

       TBD ( ) 10 lb. dry chemical extinguishers

       Two (2) 2 lb. dry chemical extinguishers

       Six (6) 2 1/2 gallon foam extinguishers

       Additional fire fighting equipment shall be provided to meet the applicable regulatory requirements for helicopter landing operations. These items will be stored in a designated locker on the 03 level adjacent to the landing deck.

       Two (2) International shore connections (as per SOLAS Ch.II-2 Reg 19, para 3) to be located one either side of the vessel, adjacent to the transfer station.

453    FIXED FIRE FIGHTING EQUIPMENT:

       The vessel shall be provided with a fixed CO(2) fire extinguishing system in the main engine room in accordance with USCG, ABS and SOLAS requirements.

       A wet pipe sprinkler system shall be fitted to the vessel's accommodation decks, including the pilot house, in accordance with USCG, ABS and SOLAS regulations. The system shall only operate in the zone where smoke or fire has been detected. The system shall be fed by a dedicated pump delivering 100 cum/hr @ 80 TDH.

       A smoke detector system shall be installed in all public rooms, alleyways, stair wells and cabins, this system shall be part of the overall fire detection system.

458    LAUNDRY EQUIPMENT:

       Four (4) each heavy duty commercial, stainless steel washing machines and dryers, General Electric or equal, shall be provided and located as shown on drawings and secured to the deck. Fresh water to be plumbed into the machines and wastewater to be connected to the grey water line.

       A rigid exhaust shall be installed for each dryer vent.

       A laundry sink shall be provided next to the washer as shown on contract drawings.

460    MISCELLANEOUS EQUIPMENT:

       The loose furniture and equipment shown below shall be provided on vessel:

              A.     Six (6) inch innerspring mattress for each bunk

              B. Two (2) Chelsea 6" clocks, one (1) each in pilothouse, and in galley.

              C.     One (1) Barometer in pilothouse

              D.     Four (4) 21" CTV's c/w VCR for Master ,Ch.Eng, Ops.Supt &
                     Client

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       Four (4) small refrigerators for Master, Ch.Eng, Ops.Supt & Client

461    SPARE PARTS:

       The manufacturers of the equipment to be installed on the vessel shall prepare and submit to the Builder recommended priced spare parts lists for one (1) and two (2) years operation.

       The Builder shall furnish all special tools required for the maintenance of the installed Builder supplied machinery.

470    REFRIGERATOR:

       Builder shall furnish and install two (2) commercial 20 cu. ft. refrigerator/freezers located in the galley.

471    STOVE AND VENT:

       The Builder shall furnish the following:

              One (1) Toastmaster MH36D2 four burner marine range complete with oven and sea rails, 208v

              One (1) Toastmaster MH36D3 griddle top marine range, 208v

              One (1) Toastmaster M1439 dual compartment marine fryer w/stand & leg set, 208v

              One (1) stainless steel vent hood with 500 CFM blower located over range, griddle and deep fat fryer.

       A stainless steel back-splash shall also be installed on the vertical bulkhead in back of the range, griddle, and fryer (if applicable).

       NOTES:   1) Range hood fan shall have metal blades.

                2) There shall be an integral fire extinguishing system mounted in the vent hood to extinguish fires on the stove(s), fryer, and/or in the vent tube. This system shall be operable from the area of the stoves and/or from the galley entrance.

473    GALLEY/MESS & DAY ROOM FURNISHINGS:

       The Galley/Mess areas shall be equipped with the following equipment in addition to those items mentioned elsewhere.

       The Galley shall be equipped with a stainless steel counter containing a double stainless steel sink built in with stainless steel trim and edging. Drawers and cabinets shall be fabricated below the counter for storage of pots, pans, etc. A storage cabinet/locker for dishes shall be installed. Tops of other counters and mess tables shall be covered with Formica of Owner's choice and color. Additional galley outfit items shall include:

              One (1) Commercial type dishwasher with heating element

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              One (1) Trash Compactor

              One (1) Red Goat, 2 HP disposer w/side panels

              One (1) Mixer, Titan GP620B including bread dough attachments

       The mess shall be furnished with sufficient mess tables with swivel mounted chairs with backs to seat seventy (70) personnel at one sitting as shown on the drawings. Each table shall be of laminated covered construction with necessary pedestals and fitted with mahogany rail edges. Builder shall supply and install the following outfit items for the mess area:

              One (1) four foot countertop with bar sink

              One (l) coffee urn

              One (1) Norris N-10-M double milk dispenser

              Two (2) Scotsman flake ice machines AFE-400-1A

              One (1) Ice cream machine, Taylor 150 floor model

              One (1) Kool aid/Juice Dispenser, Grindmaster D25-4

              One (1) 6 compartment steam table with recommended supply of pans

              Color and design of Formica and vinyl shall be as selected by Owner.

480    WINDSHIELD WIPER:

       Kearfott straight line air windshield wipers will be installed, three fwd and three aft on, and adjacent to the centerline windows in the pilothouse.

       Window wash system to be provided at forward and after wheelhouse window.

482    HORN AND BELL

       One (1) Kahlenberg D-2 air horn shall be installed by the Builder, complete with piping and horn pull.

       One (1) 12" chrome plated bell shall also be installed.

500    INTERIOR SHEATHING:

       It is Owner intent that the material used shall be of 'marine grade and quality' that Owner expects to be first class quality, suitable for the intended application. Installation shall be in accordance with 'recognized good marine practice'.

       o All interior surfaces of inhabited areas, cabins, offices, conference room, mess room, washrooms, etc., are to have a finished wall surface. The smooth, non-stiffened, side of bulkheads may have a "finish" panel only, insulated jointer panels are not required, so long as the surface finish and trim details match the jointer panels,

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       o   Single panel bulkhead systems may be proposed for the quarters in lieu of steel studs with panels on each side provided that they are of substantial construction, provide adequate noise insulation for the area in which they are installed and match the other wall systems in surface finish and trim details,

       o Uncovered painted steel bulkheads will be allowed only in "uninhabited" areas such as storerooms, laundry room, workshops, etc,

       o Unfinished metal surfaces will be allowed in the galley area provided that they are constructed of stainless steel or in washrooms and toilet spaces provided that they are either stainless steel or anodized aluminum.

       o Ceiling systems other than those in the specifications will be considered on an "or equal" basis.

       o Insulation may be blanket type provided that it equals or exceeds the thermal and noise reduction capabilities of the insulation specified,

       o All electrical, TV, network, etc. cables and sockets in the accommodation spaces shall be recessed in the partitions so that they do not protrude out of the partition surface,

       o The accommodations shall meet the latest USCG requirements for structural fire protection.

       Interior of deckhouses and living spaces in foc'sle shall be sheathed with fire retardant paneling in way of steel bulkheads and shell. Suitable backing shall be applied first to framing and stiffeners to form a rigid backing for paneling which will be then fastened to backing with metal screws and finishing washers. All seams shall be hidden by vertical matching molding.

       Builder will propose the joiner system that it intends to install for Owner review and approval. Panel colors and wall-covering colors will be chosen or approved by Owner.

       All interior materials shall be approved by SOLAS, where applicable.

501    JOINER BULKHEADS:

       Joiner bulkheads shall be installed in the deckhouse where shown on drawing and shall be fabricated with vertical metal studs, backed on each side with proper backing and sheathed with fire retardant panels. Fastening and finish shall be as directed in Item 500.

502    COMPARTMENT INSULATION:

       Insulation of living spaces in foc'sle, deckhouse, and pilothouse shall be block type.

       All overhead surfaces in these areas and all perimeters where exposed to weather shall receive this insulation which shall be approximately 2" thick on vertical surfaces, 1 1/2" in the overhead where exposed to weather and 1" on balance of overhead.

       Prior to insulation, all affected areas are to be given a light sand-sweep to remove all loose foreign material and coated with a primer compatible with insulation binder.

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       Insulation shall comply with IMO requirements (Resolution A.468 (XII)
       Code on noise levels on board vessels). Sound insulation shall limit noise in the accommodation area to the levels stated in the above mentioned Resolution. Builder shall use the services of a specialized noise control engineering company to ensure that this requirement is met.

504    OVERHEAD SHEATHING:

       All living and messing areas, washrooms and toilet spaces in the deckhouse shall have a fire retardant paneled ceiling using furring with metal screws and finishing washers. Seams shall be concealed by appropriate trim.


       Ceilings in pilothouse and deck house shall be raised as high as possible with a minimum of 7'-3" of head room (See Item 221). All lighting fixtures in accommodation spaces shall be recessed in the ceiling.

506    FURNITURE AND FURNISHINGS:

       It is the intent of this item to provide living quarters for one hundred and sixteen (116) persons constructed as simply and durably for utility and good commercial marine practice and meeting all applicable SOLAS, USCG and ABS rules and regulations.


       Arrangement of furniture, plumbing fixtures, other items of equipment and outfitting of living spaces shall be provided in accordance with the drawings.


       Each 4-man stateroom shall contain the following (qty. = 13)

              2- Built in double bunks (30" x 80") with innerspring mattress, two drawers below lower bunk and privacy curtain for each bunk

              4- 24" x 24" x 72" wooden or equal clothes locker with lifejacket storage on top

              4-     Towel bar

              4-     Coat & hat hook sets

              1-     Wall shelf for mounting a 19" portable TV

              2-     Perko step and hand grab for upper bunk

              Each 2-man stateroom shall contain the following (qty. = 30)

              1- Built in double bunks (30" x 80") with innerspring mattress, two drawers below lower bunk and privacy curtain for each bunk

              2- 24" x 24" x 72" wooden or equal clothes locker with lifejacket storage on top

              2-     Towel bar

              2-     Hat & coat hook sets

              1-     Wall shelf for mounting a 19" portable TV


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              1-     Perko step and hand grab for upper bunk

              1-     18" x 36" wall hung, fold-down desk with Formica top

              1-     vinyl armless desk chair


              Each state cabin (qty = 4)

              1- Built in single bunk (36" x 80") with innerspring mattress and lower bunk space divided to make cabinet and drawers space.

              1- 24" x 24" x 72" wooden or equal clothes locker with lifejacket storage on top

              1- Day room with the following, arranged as shown on the drawings

              1-     fixed desk

              1-     desk chair

              1-     side chair

              1-     coffee table

              1-     settee

              1-     wall shelf for TV


              Conference room

              1-     Conference table

              10-    chairs

              1-     white dry erase board (4' x 6' min.)

              1-     pull down projector screen

              1-     overhead projector

              1-     built-in storage cabinet in one corner

              1-     25" television with VCR


              Client Offices and project offices (qty = 6)

              2-     desk with lockable drawers

              2-     swivel desk chairs

              2-     side chairs

              1-     4-drawer lockable file cabinet

              1-     white dry erase board (2'x 3' min)

              1-     built-in drawing table with drawers below

              1-     19" television with VCR


              Ship's Office

              2-     desk with lockable drawers

              2-     swivel desk chairs


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              4-     side chairs

              2-     4-drawer lockable file cabinet

              1-     white dry erase board (2' x 3' min.)

              1-     built-in drawing table with drawers below

              1-     19" television with VCR


              Hospital

              1-     Medical locker

              1-     Wash basin

              5-     Double Bunk 30" x 80" w/innerspring

              1-     Examination/Treatment Table with overhead light


              Camp Boss Office

              1      Desk with lockable drawers

              2      Swivel desk chairs

              1      Four drawer file cabinet


              Change room

              120- l5" x l5" x 36" metal lockers (stacked)


       Note   (1) A file cabinet and safe shall be provided in the Captain's cabin.

              (2) A key case shall be provided in the ship clerk office.

507    PILOTHOUSE AND CONSOLES:

       Spray-on or block type insulation shall be provided on overhead and sides of pilothouse where exposed to weather.

       A console shall be provided forward and aft which will house steering, main engine and thruster controls. The console in a "U" shape form similar as shown on the drawings.

       Main engine, generators and thruster gauges and alarm panel shall be provided on the forward console.

       A chart table and a settee shall also be provided as shown on arrangement drawing. The settee shall be 24" deep.

       The chart table drawer to be a minimum of 37" deep and 60" wide with drawers for storing charts. The aft console shall also house the main engine tach's.



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       Overhead sheathing shall be 1/8" gold flecked white sheathing.

       Wall sheathing shall be 1/8" wood grain fire retardant paneling. Consoles and chart table tops shall be wood grain Formica.

       One (1) 6" diameter 8-day chrome plated clock with matching barometer shall also be provided.


       Four (4) EEACO cushioned pilot's chair shall be provided, two (2) at the forward console and two (2) aft.

       Settee and pilot's chair covering shall be vinyl. Ceilings in pilothouse shall be raised as high as possible (See Item 221).

521    WOOD DECK:

       No wood deck will be provided.


530    INTERIOR DOORS:

       Interior joiner doors to staterooms or bathrooms shall be Marlite or equal construction with aluminum frames.


       All locks are to be keyed differently and three (3) master keys are to be provided.

535    WINDOWS

       Windows shall be installed in pilothouse as follows:

       All forward windows shall be Kearfott, K-325-F, 1/2" (minimum) tempered glass fixed in bronze bolted frames.

       All other windows shall be Kearfott, 1/2" (minimum) safety plate glass, fixed in bronze bolted frames.


       All other windows shall be Kearfott, K-325-F, fixed with bronze or stainless steel bolted frames and tempered glass as required by ABS.

545    DECK COVERING:

       Interior decks in the heads, galley, mess and other high traffic areas shall be covered with Corlon Seagate #86507, or equal inlaid linoleum subject to owner's approval.


       Interior decking elsewhere shall be covered with Corlon Seagate, or high grade vinyl or indoor/outdoor carpeting subject to Owner's approval


       Walk in cooler and freezer shall have concrete floors.


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551      EXTERIOR HULL SERVICES:

         SURFACE PREPARATION

         Prepare surface to near white metal finish or SA 2.5 and prepare pre-construction prime surface prior to proceeding with coating system per paint manufacturers requirements, being sure to blow down all surfaces with dry high pressure air to remove spent abrasive.

552      INTERIOR SURFACES:

         SURFACE PREPARATION

         Prepare surface or pre-construction primer as required by paint manufacturer.

555      TABLE COATING SYSTEM:

                                                                                                      MIN.
                  AREAS                      COATS                      COATING SYSTEM             DFT (MILS)
                  -----                      -----                      --------------             ----------
Pre-Construction Primer                        1               Water Based Zinc                       0.6

Liquid Mud, Brine, Sewage Tanks                1               White Polyamide Epoxy                  5.0
                                               1               Gray Polyamide Epoxy                   5.0

Ballast Tanks, Potable Water Tanks             1               White Polyamide Epoxy                  5.0
                                               1               Beige Polyamide Epoxy                  5.0

Anchor Chain Lockers                           1               Red Polyamide Epoxy                    5.0
                                               1               Black Polyamide Epoxy                  5.0

Keel to 6" above Waterline                     1               Red Polyamide Epoxy                    5.0
                                               1               Gray Polyamide Epoxy                   5.0
                                               1               Black Anti-fouling                     4.0
                                               1               Red Anti-fouling                       4.0

Hull from 6" Above Waterline to Caprail,       1               Zinc Primer                            3.0
including Interior Bulwarks, Exterior          1               Black Polyamide Epoxy Tie Coat         5.0
Bulkheads, Handrails, Trim, Pilothouse &       1               Owner's Colors Alkyd Finish Coat       2.0
Superstructure



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

                                                                                                      MIN.
    AREAS                                   COATS            COATING SYSTEM                          DFT (MILS)
    -----                                   -----            ---------------                         ----------

---------------------------------------------------------------------------------------------------------------
Main Deck Outside of Wood Deck.                1           Zinc Primer                                    3.0
Pilothouse Decks and Foc'sle Decks.            1           Black Polyamide Epoxy Tie Coat                 5.0
Interior Staterooms, Galley, Living Areas      1           Owner's Colors Alkyd Finish Coat               2.0
and Pilothouse                                             *Exterior areas to have non skid
                                                           additive (sand or equal)
---------------------------------------------------------------------------------------------------------------
Engine Room, Passageways, Fwd.                 1           Gray Polyamide Epoxy                           5.0
Machinery Spaces above Bilge's                 1           White Polyamide Epoxy                          2.0

---------------------------------------------------------------------------------------------------------------
Interior Behind Sheathing                      1           Red Polyamide Epoxy                            4.0

---------------------------------------------------------------------------------------------------------------
Ventilation Trunks Int. Steering               1           Gray Polyamide Epoxy                           6.0
Compartment

---------------------------------------------------------------------------------------------------------------
Bilge. Under Walking Flats. Void Spaces        1           Gray Polyamide Epoxy                           5.0
                                               1           Red Polyamide Epoxy                            5.0
---------------------------------------------------------------------------------------------------------------
       Anchor                                  1           Black Polyamide Epoxy                          8.0
---------------------------------------------------------------------------------------------------------------

       Builder to provide paint color palettes for Owner approval.


556    UNDERWATER PAINT:
------------------------

       All coatings shall be applied in accordance with paint manufacturer's requirements and Table 555.


557    EXTERIOR SURFACES:
-------------------------

       All coatings shall be applied in accordance with paint manufacturer's requirements and Table 555.


558    INTERIOR SURFACES:
-------------------------

       All coatings shall be applied in accordance with paint manufacturer's requirements and Table 555.



564    TANK CLEANING AND/OR COATING:
------------------------------------

       Fuel oil, lube oil, hydraulic oil, oily water bilge and dirty oil tanks shall be cleaned but not painted.

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         Skeg (Section 208), and steel fendering (Section 207) shall be filled with rust inhibitor Float-Cote or equal, and then drained.

565      CLEAN VESSEL PRIOR TO DELIVERY:

         Prior to delivery, interior, exterior of vessel shall be swept, washed down or otherwise cleaned to remove trash, sand, etc., to place vessel in habitable condition for arrival of crew.










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                       SECTION X - MISCELLANEOUS SERVICES

610      TEST AND TRIALS:

         Builder shall conduct tests on the hull, systems and machinery to prove the adequacy and suitability of the construction and installations and to satisfy ABS, USCG, and Owner's requirements.

         Builder shall commission an experienced, industry recognized Marine Consultancy to conduct an Failure Mode and Effect Analysis of all electrical and mechanical systems relating to the propulsion system, power management system, and control system. Conclusions from this Analysis will be used to assist in drawing up a program of Dynamic Positioning Trials. Owner may have a representative witness the tests described herein. Builder shall notify Owner in advance when Test and Trials shall be conducted.


         A.       HULL TESTING

                  1.       BULKHEADS:

                           All exterior watertight bulkheads and all exterior surfaces above the main deck shall be hose tested by directing a stream of fresh water at a pressure of not less than 20 psi from a 1" hose against the exterior surface of all seams and butts of plating and against all penetrations. The stream shall be applied from a distance of 5 to 10 feet from the surface being tested. Where leaks are found, they shall be repaired and the area then re-tested.

                           All interior watertight bulkheads above main deck shall be blow tested with air.

                  2.       TANKS:

                           Each fuel oil tank and peak tanks shall be tested independently after launch, by filling with fresh water to the height of its overflow. The test shall be made after all pipes, sounding tubes, and all other connections have been fitted. All hull tanks and voids shall be air tested at 2 psig prior to launch.

                  3. Shell in way of machinery spaces and other areas below the main deck, not head tested, shall be hose tested as specified for bulkheads.

                  4.       DOORS, HATCHES, SCUTTLES, MANHOLES, ETC.:

                           All exterior watertight and weathertight closures shall be hose tested. Hose testing shall be accomplished by directing a stream of fresh water at a pressure of not less than 20 psi from a 1" hose against the exterior surface of the door, particularly around the door periphery. Interior watertight doors shall be air tested and chalk tested.

                  5.       WINDOWS AND FIXED LIGHTS:


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                           All windows and fixed lights shall be hose tested in
                           conjunction with the testing of adjacent plating.

         B.       MACHINERY TESTS:

                  Machinery, equipment, piping and systems shall be tested on board according to the following procedures:

                  1.       AIR CONDITIONING, HEATING AND VENTILATION SYSTEMS:

                           The air conditioning and heating system shall be tested in operation as far as practicable, to prove its capacity and that it is in good working condition. The outlet grills shall be checked and air flow balanced. All system filters shall be cleaned following the tests.

                  2.       PIPING:

                           Each piping system shall be clean before it is tested. All equipment, such as, strainers, etc., which are normally subject to the pressure of the system, shall be tested with the system. In equipment such as heat exchangers, pressure should be applied to one system at a time so that unit may be checked for internal leakage.

                           Pressure shall be applied to each system in its entirety unless otherwise specified. The hydrostatic pressure specified for the piping system shall be maintained long enough to check thoroughly for leaks. If any leaks are found, they shall be repaired and the test repeated.

                           Shipboard test pressures shall be 150% of designed working pressure of the system and in accordance with ABS requirements. Tests to demonstrate the operation of each system shall be conducted with the tests of auxiliary machinery and equipment covered in the following paragraphs.

                  3.       DIESEL GENERATOR SETS:

                           Generator sets shall be tested after installation for proper alignment and clearances. The generators shall be given an insulation resistance test according to Paragraph C of the Electric Testing part of this section.

                           Each generator set shall have a performance test under operating conditions. The electrical load shall consist of resistance bank. The load on each machine shall be built up in 25% increments of 30 minutes each to 100% which shall be maintained for four hours, followed by 110% load for two hours.

                           The ability to automatically transfer shall be tested and verified.

                           Loading shall be based on current (amperes).

                  4.       AUXILIARY MACHINERY:

                           Each pump shall be operationally tested with its respective system. Each item shall be checked for proper installation, alignment, and rotation prior to the operating test. Data shall be recorded to indicate performance and to evaluate the conformance with the Specifications. Generally, the

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                           required data shall include the pressure change
                           across the machine, flow rate, RPM, and, where applicable, the performance of automatic controls.

                  5.       PROPULSION UNITS

                           Propulsion units shall be tested in accordance with manufacturer's recommendations.

                  6.       NOISE READINGS:

                           Noise readings shall be taken during sea trials with main engines operating at full power. Readings shall be taken at three locations P/S in the engine room, in the Propulsion Motor/Azimuth compartment, Auxiliary machinery, forward machinery space, galley, accommodations spaces and pilothouse. Readings shall be in dB on the A scale.

         C.       ELECTRICAL TEST:


                  1.       GENERAL:

                           All electrical installations shall have operational tests and be inspected for the completeness of the installation, including tagging, and labeling, as required by Regulatory Bodies. Circuit breakers shall be manually operated under load to demonstrate proper action. The following tests shall be carried out on board.

                  2.       GENERATORS:

                           The generators shall be given load and load transfer tests as outlined in "Machinery Tests", Paragraph C. The loads uses in these tests shall be measured as functions of the rated full load current, for each generator. The insulation resistance of the armature, field, and exciter windings shall be recorded while hot, immediately upon the conclusion of the run.

                  3.       INSULATION RESISTANCE:

                           Each circuit, except 110 volt A.C. wiring, shall have an insulation resistance check between conductors and, with the main neutral temporarily ungrounded, from conductors to ground and the results recorded.

                           The equipment shall be disconnected from circuits to enable satisfactory resistance values to be obtained.

                  4.       OPERATIONAL TESTS:

                           All equipment shall be checked while under normal operation load and observations recorded. All switches, control devices, etc., shall be checked for their proper functioning.

                           Lighting fixtures shall be checked for proper lamps and all missing or burned out lamps replaced.

                           All interior communications equipment shall be operated in a normal manner and each component observed to perform its intended function.


--------------------------------------------------------------------------------
Revision March 30, 2000           Page 79 of 87

Midnight Warrior Technical Specifications
--------------------------------------------------------------------------------


                           Alarm circuits shall be tested in accordance with USCG and SOLAS requirements.

                           Electronic equipment installations shall be checked by the equipment installers and/or manufacturer's representative.

                           All motor driven appliances shall be given an operational test under normal operating load conditions. All operating push buttons, pressure switches, etc., shall be checked to assure their proper size heater element and freedom of operation.

         D.       DOCK AND SEA TRIALS:

                  Following completion of all dock side testing, the main engines and auxiliary machinery shall be run at the dock for a minimum period of one (1) hour, to demonstrate readiness for sea. The main engines connected to propellers shall be run at the highest speed consistent with the mooring and dock structure. Steering, control and navigating equipment shall be checked and made ready for sea. Upon satisfactory completion of the dock trials, the vessel shall be taken on a sea trial. The trial shall be as near as practicable at the design draft forward and aft above baseline. The trial shall consist of:

                           1. Compass adjustments, radios, echo sounder and radar checkouts.

                           2. Endurance run of three hours duration at rated maximum continuous RPM and horsepower or as near as possible.

                           3. Two speed runs. (each includes a pass in opposing directions) using a radar gun, GPS, radar or mile markers at maximum intermittent rated RPM to obtain top speed.

                           4.       Crash stops

                           5. Backing at maximum attainable motor RPM's for five minutes.

                           6. Steering and maneuvering. Time required to rotate the Azimuth thrusters in both directions to the requirements of the regulatory bodies, with the vessel going full speed ahead shall be measured.

                           7. Windlass trials; lifting one anchor at a time

                           8.       Turning circle trial

                           Builder shall furnish crew, fuel, water, lubricating oil, special instruments and supplies for all tests and trials.


         E.       DYNAMIC POSITIONING SYSTEM

                  The Builder shall allow for the DP System manufacturer to set up and commission the DP system. Sufficient time must be allocated during Sea Trials to achieve this. Commissioning and set up will require primarily, a sheltered water location, for initial setting up, and latterly, an open water location for a thorough proving of the system. Incorporated into this trial period, shall also be

--------------------------------------------------------------------------------
Revision March 30, 2000           Page 80 of 87

Midnight Warrior Technical Specifications
--------------------------------------------------------------------------------


                  sufficient time for an initial Annual DP Trial in accordance with IMCA requirements, and the findings of the FMEA. In addition, ABS will require to carry out their own tests prior to allocating the DPS 2 Notation.


         F.       INCLINING EXPERIMENT:

                  The vessel shall be inclined (or a dead weight survey conducted for sister ships), if required under the supervision of USCG.

                  Weights and locations for any items intended to be on board at completion but not in place at that time are to be carefully determined and estimated figures used in calculations.

                  All weights, shoring, work parties, and crane services shall be furnished by the shipyard. The inclining experiment report and stability study shall be prepared by the Builder. A copy of the USCG stability letter shall be submitted to the Owner and posted on vessel.

         G.       BOLLARD PULL TEST:

                  The Builder shall perform a bollard pull test utilizing a certified dynamometer on a fixed bollard or anchor, in a water depth sufficient for the test. The maximum bollard pull shall be recorded.


621      SCALE MODELS:

         Builder shall include at no extra cost to the Owner, two (2) 1:100 scale models of the vessel. The models shall be of professional construction and be fully inclusive of all equipment to be installed on deck. Details of the Owner furnished mission related equipment will be supplied by the Owner.


--------------------------------------------------------------------------------
Revision March 30, 2000           Page 81 of 87

Midnight Warrior Technical Specifications
-------------------------------------------------------------------------------







                             APPENDIX A - DRAWINGS















-------------------------------------------------------------------------------
Revision March 30, 2000          Page 82 of 87

                            OUTBOARD PROFILE DRAWING

                            INBOARD PROFILE DRAWING

02 LEVEL PICTURE                                              01 LEVEL PICTURE





                               MAIN DECK PICTURE

                               HOLD PLAN DRAWING







                           INNER BOTTOM PLAN DRAWING

WHEELHOUSE DRAWING




                                             O3 LEVEL DRAWING




04 LEVEL DRAWING

Midnight Warrior Technical Specifications
--------------------------------------------------------------------------------



                  APPENDIX B - OWNER SUPPLIED EQUIPMENT LOADS























--------------------------------------------------------------------------------
Revision March 30, 2000          Page 83 of 87

Midnight Warrior Technical Specifications
-------------------------------------------------------------------------------

MAIN REEL FOUNDATION


                                   [DIAGRAM]



         Static loads: 1,500 Te or 1,670 ST equally spread between nodes 1 to 8.
                       VCG 57' ABL

         Dynamic loads (worst case of survival):  per node  80 Te or 89 ST to stern or bow
                                                            180 Te or 200 ST to
                                                               port or
                                                               starboard
                                                            880 Te or 975 ST
                                                               vertical down or
                                                               up




STERN RAMP FOUNDATION



                                   [DIAGRAM]




         Static load:  400 Te equally spread between nodes 1 to 4. VCG 55' ABL



-------------------------------------------------------------------------------
Revision March 30, 2000          Page 84 of 87

Midnight Warrior Technical Specifications
--------------------------------------------------------------------------------

       Dynamic loads (worst case of survival): per mode  135 Te or 150 ST to stern or bow
                                                         145 Te or 161 ST to
                                                           port or starboard
                                                         790 Te or 877 ST
                                                           vertical down or 170
                                                           Te or 189 ST
                                                           vertical up

MOON POOL LOAD HANDLING FOUNDATION


                                   [DIAGRAM]


       Maximum load: 135 Te or 150 ST at each mode 1 to 4 (moon pool corners).

CAROUSEL

       Static load: about 1,000 Te of 1,100 ST supported on a ring of diameter 10 m or 32' on top of ballast tank. VCG 21' ABL


       Dynamic load: to be determined.


MAIN CRANE

       Pedestal to withstand crane maximum lift of 250 Te or 277 ST plus 10% dynamic factor at 13 m or 43' radius. VCG 55' ABL

--------------------------------------------------------------------------------
Revision March 30, 2000           Page 85 of 87

Midnight Warrior Technical Specifications
--------------------------------------------------------------------------------



ABANDONMENT AND RECOVERY WINCH:


To be installed below deck in the compartment portside between frame 79 and 94 on top of ballast tanks.


Static weight:      about 170 Te or 190 ST

Dimension:          12 m or 39' x 5 or 16'













--------------------------------------------------------------------------------
Revision March 30, 2000           Page 86 of 87

Midnight Warrior Technical Specifications
--------------------------------------------------------------------------------










                         APPENDIX C - CALCULATION NOTES













--------------------------------------------------------------------------------
Revision March 30, 2000           Page 87 of 87

28. APPENDIX B   MASTER CONSTRUCTION SCHEDULE



































March 30, 2000                                                     Page 21 of 23

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




  [Master Construction Schedule: Comparison of specific tasks and time frames under Engineering and Unit 1]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




  [Master Construction Schedule: Comparison of specific tasks and time frames under Unit 1 and Unit 2]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




  [Master Construction Schedule: Comparison of specific tasks and time frames under Unit 2 and Unit 3]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




              [Master Construction Schedule: comparison of specific
                      tasks and time frames under Unit 3]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




             [Master Construction Schedule: comparison of specific
                      tasks and time frames under Unit 4]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




             [Master Construction Schedule: comparison of specific
                 tasks and time frames under Unit 4 and Unit 5]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




             [Master Construction Schedule: comparison of specific
                      tasks and time frames under Unit 6]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




             [Master Construction Schedule: comparison of specific
                 tasks and time frames under Unit 7 and Unit 8]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




             [Master Construction Schedule: comparison of specific
            tasks and time frames under Unit 8, Unit 9 and Unit 10]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




             [Master Construction Schedule: comparison of specific tasks and time frames under Unit 10 and Superstructure
                             Completion/Zone work]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




             [Master Construction Schedule: Comparison of specific
                             tasks and time frames
                              under Superstructure
                              Completion/Zone work
                           and Launch Ways/Zone work]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                         Appendix B - Midnight Warrior
                          Master Construction Schedule




             [Master Construction Schedule: Comparison of specific
                                 tasks and time
                                  frames under
                             Launch Ways/Zone work
                            and WET Berth/Zone work]




Note: Numbers above task bars indicate days after contract effective date.

                                                                        03/20/00

[BENDER LOGO]

                                Midnight Warrior
                                OFI/OFE Schedule




                   [OFI/OFE Schedule: Comparison of specific
                             tasks and time frames]




Note: Numbers above task bars indicate days after contract effective date.

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00

                                                                                      MONTHS
                                                                                      ------
                                        TASK
 TASK         DESCRIPTION               TOTAL      1     2     3     4       5      6    7   8  9   10  11  12  13 14 15 16 17 18
 ----         -----------               -----      -     -     -     -       -      -    -   -  -   --  --  --  -- -- -- -- -- --
0000-0001  contract effective
            Labor
            Mall
           ENGINEERING
            Labor
            Mall
0000-0002  GPA - design drawings
            Labor
            Mall                        223.4     33   39.1   37.4   35.7   39.1   35.7   3.4
OF11       Preliminary design into
           to GPA - Voolprints,
           loads, wts & CG's
            Labor
            Mall
0000-0009  lines relinement
            Labor
            Mall

           orders steel plate,
0000-0008  shapes, hatches &
           wt doors
            Labor
            Mall                        798.7         264.2  274.1  260.4

0831A      Receive lines, wt &
           moment, etc. from GPA
            Labor
            Mall
           weight estimate & unit
           breakdown\for
0000-0004  finalization of build
           strategy
            Labor                         4.2           1.6    2.6
            Mall
0000-0005  model testing - speed
  #N/A      Labor
  #N/A      Mall
0000-0006  model testing - all other
           tests
            Labor
            Mall
           complete build strategy
0000-0007  \& production schedule
           (planning),
            Labor                         7.1                  3.6    3.5
            Mall
           UNIT 1
            Labor
            Mall

308M1      BOW THRUSTERS - ORDER(25%)

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                                       MONTHS
                                                                                       ------
                                             TASK
 TASK         DESCRIPTION                    TOTAL        1      2      3      4      5      6       7       8      9
 ----         -----------                    -----      ----   ----   ----   ----   ----   ----    ----    ----   ----

           Labor
           Mall                              36.7       36.7

0100-0831a system interface info - unit 1
           Labor
           Mall

0100-0831c steel & pipe drawings - unit 1
           Labor                             20.7                             3.5    11.2      6
           Mall


0100-0831d outfit drawings - unit 1
           Labor                             20.7                                            2.4     8.7     6.6     3
           Mall


0100-0001  cut steel for panels - unit 1
           Labor                              1.5                                                    1.5
           Mall                              12.1                                                   12.1

0100-0003  eq units & fdns - unit 1
           Labor                              2.9                                                    2.9
           Mall                                22                                                     22

0100-0002  spool pipe - unit 1
           Labor                             11.6                                                   11.6
           Mall                              24.6                                                   24.8

0102-1001  lab panels - unit 1 assy 2
           Labor                             21.2                                                   21.2
           Mall

0101-1001  lab panels - unit 1 assy 1
           Labor                             23.6                                                   23.6
           Mall

0102-2001  assemble unit 1 assy 2
           Labor                             26.3                                                    2.1    15.4   8.8
           Mall

0101-2001  assemble unit 1 assy 1
           Labor                             38.3                                                    2.2    22.6  13.5
           Mall

0101-2002  install bow thrusters
           Labor
           Mall

0101-3001  set unit 1 assy 1
           Labor                             21.5                                                                 21.5
           Mall

308M2      BOW THRUSTERS - RECEIVE(65%)
           Labor
           Mall                              93.9                                                           93.9

0100-3002  unit 1 fit team


                                                                          MONTHS
                                                                          ------
 TASK         DESCRIPTION                        10     11     12     13     14    15    16    17    18
 ----         -----------                       ----   ----   ----   ----   ----  ----  ----  ----  ----

           Labor
           Mall

0100-0831a system interface info - unit 1
           Labor
           Mall

0100-0831c steel & pipe drawings - unit 1
           Labor
           Mall


0100-0831d outfit drawings - unit 1
           Labor
           Mall


0100-0001  cut steel for panels - unit 1
           Labor
           Mall

0100-0003  eq units & fdns - unit 1
           Labor
           Mall

0100-0002  spool pipe - unit 1
           Labor
           Mall

0102-1001  fab panels - unit 1 assy 2
           Labor
           Mall

0101-1001  fab panels - unit 1 assy 1
           Labor
           Mall

0102-2001  assemble unit 1 assy 2
           Labor
           Mall

0101-2001  assemble unit 1 assy 1
           Labor
           Mall

0101-2002  install bow thrusters
           Labor
           Mall

0101-3001  set unit 1 assy 1
           Labor
           Mall

308M2      BOW THRUSTERS - RECEIVE(65%)
           Labor
           Mall

0100-3002  unit 1 fit team

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                            MONTHS
                                              TASK   ----------------------------------------------------
   TASK                DESCRIPTION            TOTAL   1     2     3     4     5     6     7     8     9
----------  --------------------------------  -----  ----  ----  ----  ----  ----  ----  ----  ----  ----
             Labor
             Mall
0100-3001   complete unit 1 (summary)
             Labor
             Mall
0102-3001   set unit 1 assy 2
             Labor                             18.8                                                   3.8
             Mall
0100-3003   unit 1 weld team
             Labor
             Mall
0100-3004   unit 1 pipe team
             Labor                             26.5
             Mall                               0.6
0100-3005   unit 1 paint
             Labor                             11.8
             Mall                               6.7
0100-8001   set unit 1
             Labor                             10.7
             Mall
308M3       BOW THRUSTERS - TRIALS (10%)
             Labor
             Mall                              14.5
            UNIT 2
             Labor
             Mall
0200-0831a  system interface info - unit 2
             Labor
             Mall
0200-0831c  steel and pipe drawings - unit 2
             Labor                             20.7                    10.5   9.8   0.4
             Mall
0200-0831d  outfit drawings - unit 2
             Labor                             20.7                                   8   7.3   5.4
             Mall
0200-0001   cut steel for panels - unit 2
             Labor                              1.7                                 1.7
             Mall                                14                                  14
0200-0003   eq units & fdns - unit 2
             Labor                              3.3                                 1.9   1.4
             Mall                              25.2                                13.6  11.6
0200-0002   spool pipe - unit 2
             Labor                             13.4                                 4.2   9.2
             Mall                              27.2                                 8.3  18.9

                                                                     MONTHS
                                              ----------------------------------------------------
   TASK                DESCRIPTION             10    11    12    13    14    15    16    17    18
----------  --------------------------------  ----  ----  ----  ----  ----  ----  ----  ----  ----
             Labor
             Mall
0100-3001   complete unit 1 (summary)
             Labor
             Mall
0102-3001   set unit 1 assy 2
             Labor                              15
             Mall
0100-3003   unit 1 weld team
             Labor
             Mall
0100-3004   unit 1 pipe team
             Labor                            17.6   8.9
             Mall                              0.6
0100-3005   unit 1 paint
             Labor                                  11.8
             Mall                                    6.7
0100-8001   set unit 1
             Labor                                        10.7
             Mall
308M3       BOW THRUSTERS - TRIALS (10%)
             Labor
             Mall                                                                             14.5
            UNIT 2
             Labor
             Mall
0200-0831a  system interface info - unit 2
             Labor
             Mall
0200-0831c  steel and pipe drawings - unit 2
             Labor
             Mall
0200-0831d  outfit drawings - unit 2
             Labor
             Mall
0200-0001   cut steel for panels - unit 2
             Labor
             Mall
0200-0003   eq units & fdns - unit 2
             Labor
             Mall
0200-0002   spool pipe - unit 2
             Labor
             Mall

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00

                                                                                      MONTHS
                                        TASK     -------------------------------------------------------------------------------
  TASK            DESCRIPTION           TOTAL    1    2    3    4    5    6     7    8     9    10    11   12  13 14 15 16 17 18
  ----            -----------           -----    -    -    -    -    -    -     -    -     -    --    --   --  -- -- -- -- -- --
0202-1001  lab panels - unit 2 assy 2
            Labor                        18.9                             4.8  14.1
            Mall
0201-1001  lab panels - unit 2 assy 1
            Labor                        32.9                             7.4  25.5
            Mall
0202-2001  assemble unit 2 assy 2
            Labor                        23.3                                  12.8  10.5
            Mall
0201-2001  assemble unit 2 assy 1
            Labor                        40.8                                    18  22.8
            Mall
0201-3001  set unit 2 assy 1
            Labor                        32.2                                        24.2    8
            Mall
0200-3002  unit 2 fit team
            Labor
            Mall
0200-3001  complete unit 2 (summary)
            Labor
            Mall
0202-3001  set unit 2 assy 2
            Labor                        16.1                                             16.1
            Mall
0200-3003  unit 2 weld team
            Labor
            Mall
0200-3004  unit 2 pipe team
            Labor                        20.2                                              6.9  13.3
            Mall                          0.7                                              0.7
0200-3005  unit 2 paint
            Labor                        13.7                                                     11  2.7
            Mall                          7.7                                                    6.2  1.5
0200-8001  set unit 2
            Labor                        10.7                                                              10.7
            Mall
           UNIT 3
            Labor
            Mall
402M1      SWITCHBOARDS - ORDER (10%)
            Labor
            Mall                         57.8  57.8
300M1      PROPULSION GENERATORS - ORDER
           (20%)

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00

                                                                                       MONTHS
                                           TASK    -----------------------------------------------------------------------------
 TASK         DESCRIPTION                  TOTAL    1          2        3        4        5        6        7       8        9
 ----         -----------                  -----   ----       ----     ----     ----     ----     ----     ----    ----     ----
            Labor
            Mall                           193.1              193.1
           SVC & EMER GENERATORS-ORDER
306M1      (20%)
            Labor
            Mall                             8.2                8.2
           SWITCHBOARDS - COMPLETE
402M2      DRAWINGS(30%)
            Labor
            Mall                           171.3                                171.3
           system interface info -
0300-0831a unit 3/(incl. main reel)
            Labor
            Mall
0300-0831c steel & pipe drawings -
           unit 3
            Labor                           20.7                                                  6.5      10.2    4
            Mall
           PROPULSION GENERATORS - 1/2
300M2      BUILT(30%)
            Labor
            Mall                           289.7                                                289.7
           SVC & EMER GENERATORS - 1/2
306M2      BUILT (30%)
            Labor
            Mall                            12.3                                                 12.3
0300-0003  eq units & fdns - unit 3
            Labor                            7                                                                     5.4   1.6
            Mall                            53.2                                                                  39.6  13.6
0300-0002  spool pipe - unit 3
            Labor                           28                                                                    20.8   7.2
            Mall                            45.5                                                                  33.5  12
0300-0831d outfit drawings - unit 3
            Labor                           20.7                                                                   4.8   7.8
            Mall
0300-0001  cut steel for panels - unit 3
            Labor                            3.5                                                                   3     0.5
            Mall                            29.3                                                                  24.5   4.8
0305-1001  lab panels - unit 3 assy 5
            Labor                            4.7                                                                         4.7
            Mall
0306-1001  lab panels - unit 3 assy 6
            Labor                           15.1                                                                        15.1
            Mall
0302-1001  lab panels - unit 3 assy 2

                                                                              MONTHS
                                          -----------------------------------------------------------------------------
 TASK         DESCRIPTION                  10         11       12       13       14       15       16      17       18
 ----         -----------                 ----       ----     ----     ----     ----     ----     ----    ----     ----
            Labor
            Mall
           SVC & EMER GENERATORS-ORDER
306M1      (20%)
            Labor
            Mall
           SWITCHBOARDS - COMPLETE
402M2      DRAWINGS(30%)
            Labor
            Mall
           system interface into -
0300-0831a unit 3/(incl. main reel)
            Labor
            Mall
           steel & pipe drawings
0300-0831c - unit 3
            Labor
            Mall
           PROPULSION GENERATORS - 1/2
300M2      BUILT(30%)
            Labor
            Mall
           SVC & EMER GENERATORS - 1/2
306M2      BUILT (30%)
            Labor
            Mall
0300-0003  eq units & idns - unit 3
            Labor
            Mall
0300-0002  spool pipe - unit 3
            Labor
            Mall
0300-0831d outlit drawings - unit 3
            Labor                          6.9        1.2
            Mall
0300-0001  cut steel for panels - unit 3
            Labor
            Mall
0305-1001  lab panels - unit 3 assy 5
            Labor
            Mall
0306-1001  lab panels - unit 3 assy 6
            Labor
            Mall
0302-1001  lab panels - unit 3 assy 2

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                                       MONTHS
                                             TASK        -------------------------------------------------------------
 TASK         DESCRIPTION                    TOTAL        1      2      3      4      5      6       7       8      9
 ----         -----------                    -----       ---    ---    ---    ---    ---    ---     ---     ---    ---
           Labor                             17.2                                                                 17.2
           Mall
0301-1001  fab panels - unit 3 assy 1
           Labor                             17.2                                                                 17.2
           Mall
0304-1001  fab panels - unit 3 assy 4
           Labor                             27.1                                                                 27.1
           Mall
0303-1001  fab panels - unit 3 assy 3
           Labor                             27.1                                                                 27.1
           Mall
0302-2001  assemble unit 3 assy 2
           Labor                             21.3                                                                  4.8
           Mall
0303-2001  assemble unit 3 assy 3
           Labor                             33.5                                                                  7.2
           Mall
0304-2001  assemble unit 3 assy 4
           Labor                             33.5
           Mall
0301-2001  assemble unit 3 assy 1
           Labor                             21.3
           Mall
0301-8001  set unit 3 assy 1
           Labor                             20.6
           Mall                               0.7
0302-8001  set unit 3 assy 2
           Labor                             19.6
           Mall
           PROPULSION GENERATORS - RECEIVE
300M3      (50%)
           Labor
           Mall                             482.8
0300-0300  set propulsion generators
           Labor                              4.1
           Mall                               0.7
0303-8001  set unit 3 essy 3
           Labor                             32.1
           Mall                               0.3
           SVC & EMER GENERATORS - RECEIVE
306M3      (50%)
           Labor
           Mall                              20.5
0300-0306  set svc & emer generators


                                                                       MONTHS
                                             --------------------------------------------------------------------
 TASK         DESCRIPTION                     10      11      12      13      14      15      16      17      18
 ----         -----------                    ----    ----    ----    ----    ----    ----    ----    ----    ----
           Labor
           Mall
0301-1001  fab panels - unit 3 assy 1
           Labor
           Mall
0304-1001  fab panels - unit 3 assy 4
           Labor
           Mall
0303-1001  fab panels - unit 3 assy 3
           Labor
           Mall
0302-2001  assemble unit 3 assy 2
           Labor                             16.5
           Mall
0303-2001  assemble unit 3 assy 3
           Labor                             26.3
           Mall
0304-2001  assemble unit 3 assy 4
           Labor                             33.5
           Mall
0301-2001  assemble unit 3 assy 1
           Labor                             21.3
           Mall
0301-8001  set unit 3 assy 1
           Labor                             20.6
           Mall                               0.7
0302-8001  set unit 3 assy 2
           Labor                              4.9    14.7
           Mall
           PROPULSION GENERATORS - RECEIVE
300M3      (50%)
           Labor
           Mall                                     482.8
0300-0300  set propulsion generators
           Labor                                      4.1
           Mall                                       0.7
0303-8001  set unit 3 essy 3
           Labor                                     32.1
           Mall                                       0.3
           SVC & EMER GENERATORS - RECEIVE
306M3      (50%)
           Labor
           Mall                                      20.5
0300-0306  set svc & emer generators

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                            MONTHS
                                              TASK   ----------------------------------------------------
   TASK                DESCRIPTION            TOTAL   1     2     3     4     5     6     7     8     9
----------  --------------------------------  -----  ----  ----  ----  ----  ----  ----  ----  ----  ----
             Labor                              1.8
             Mall                               0.3
0304-8001   set unit 3 assy 4
             Labor                             30.9
             Mall
402M3       SWITCHBOARDS - RECEIVE (50%)
             Labor
             Mall                             285.5
0300-0264   set deck crane
             Labor                              2.5
             Mall                              54.6
0305-8001   set unit 3 assy 5
             Labor                             11.2
             Mall
0300-0402   set switchgear
             Labor                             14.3
             Mall
0300-8001   unit 3 paint
             Labor                             29.1
             Mall                              16.4
0306-8001   set unit 3 assy 6
             Labor                             35.9
             Mall
402M4       SWITCHBOARDS - TRIALS (10%)
             Labor
             Mall                              57.1
            UNIT 4
             Labor
             Mall
            system interface info - unit
0400-0831a  4/(incl. A&R winch)
             Labor
             Mall
0400-0831c  steel and pipe drawings - unit 4
             Labor                             20.7                          10.5   8.6   1.6
             Mall
0400-0831d  outfit drawings - unit 4
             Labor                             20.7                                       7.2   7.2   6.3
             Mall
0400-0001   cut steel for panels - unit 4
             Labor                              2.3                                       2.3
             Mall                              19.1                                      19.1
0400-0002   spool pipe - unit 4
             Labor                             28.2                                       5.8  22.4

                                                                    MONTHS
                                             ----------------------------------------------------
   TASK                DESCRIPTION            10    11    12    13    14    15    16    17    18
----------  -------------------------------- ----  ----  ----  ----  ----  ----  ----  ----  ----
             Labor                                  1.8
             Mall                                   0.3
0304-8001   set unit 3 assy 4
             Labor                                 30.9
             Mall
402M3       SWITCHBOARDS - RECEIVE (50%)
             Labor
             Mall                                 285.5
0300-0264   set deck crane
             Labor                                  2.5
             Mall                                  54.6
0305-8001   set unit 3 assy 5
             Labor                                 11.2
             Mall
0300-0402   set switchgear
             Labor                                    7   7.3
             Mall
0300-8001   unit 3 paint
             Labor                                 17.5  11.6
             Mall                                   9.9   6.5
0306-8001   set unit 3 assy 6
             Labor                                       35.9
             Mall
402M4       SWITCHBOARDS - TRIALS (10%)
             Labor
             Mall                                                                            57.1
            UNIT 4
             Labor
             Mall
            system interface info - unit
0400-0831a  4/(INCL. A&R winch)
             Labor
             Mall
0400-0831c  steel and pipe drawings - unit 4
             Labor
             Mall
0400-0831d  outfit drawings - unit 4
             Labor
             Mall
0400-0001   cut steel for panels - unit 4
             Labor
             Mall
0400-0002   spool pipe - unit 4
             Labor

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                            MONTHS
                                              TASK   ----------------------------------------------------
   TASK                DESCRIPTION            TOTAL   1     2     3     4     5     6     7     8     9
----------  --------------------------------  -----  ----  ----  ----  ----  ----  ----  ----  ----  ----
             Mail                              23.1                                       4.8  18.3
0400-0003   eq units & fdns - unit 4
             Labor                              4.6                                             4.6
             Mail                              34.7                                            34.7
0402-1001   fab panels - unit 4 assy 2
             Labor                             11.8                                            11.8
             Mail
0403-1001   fab panels - unit 4 assy 3
             Labor                             14.1                                            14.1
             Mail
0401-1001   fab panels - unit 4 assy 1
             Labor                             11.8                                            11.8
             Mail
0406-1001   fab panels - unit 4 assy 6
             Labor                              4.7                                             4.7
             Mail
0405-1001   fab panels - unit 4 assy 5
             Labor                              4.7                                             4.7
             Mail
0404-1001   fab panels - unit 4 assy 4
             Labor                             14.1                                            14.1
             Mail
0407-1001   fab panels - unit 4 assy 7
             Labor                              9.4                                             9.4
             Mail
0402-2001   assemble unit 4 assy 2
             Labor                             14.6                                            10.1   4.5
             Mail
0401-2001   assemble unit 4 assy 1
             Labor                             14.6                                               6   8.6
             Mail
0403-2001   assemble unit 4 assy 3
             Labor                             17.5                                             1.6  15.2
             Mail
0404-2001   assemble unit 4 assy 4
             Labor                             17.5                                                  15.4
             Mail
0401-3001   set unit 4 assy 1
             Labor                             13.4                                                  10.1
             Mail
0400-3006   set A&R winch
             Labor
             Mail
0402-3001   set unit 4 assy 2

                                                                     MONTHS
                                              ----------------------------------------------------
   TASK                DESCRIPTION             10    11    12    13    14    15    16    17    18
----------  --------------------------------  ----  ----  ----  ----  ----  ----  ----  ----  ----
             Mail
0400-0003   eq units & fdns - unit 4
             Labor
             Mail
0402-1001   fab panels - unit 4 assy 2
             Labor
             Mail
0403-1001   fab panels - unit 4 assy 3
             Labor
             Mail
0401-1001   fab panels - unit 4 assy 1
             Labor
             Mail
0406-1001   fab panels - unit 4 assy 6
             Labor
             Mail
0405-1001   fab panels - unit 4 assy 5
             Labor
             Mail
0404-1001   fab panels - unit 4 assy 4
             Labor
             Mail
0407-1001   fab panels - unit 4 assy 7
             Labor
             Mail
0402-2001   assemble unit 4 assy 2
             Labor
             Mail
0401-2001   assemble unit 4 assy 1
             Labor
             Mail
0403-2001   assemble unit 4 assy 3
             Labor                             0.7
             Mail
0404-2001   assemble unit 4 assy 4
             Labor                             2.1
             Mail
0401-3001   set unit 4 assy 1
             Labor                             3.3
             Mail
0400-3006   set A&R winch
             Labor
             Mail
0402-3001   set unit 4 assy 2

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                            MONTHS
                                              TASK   ----------------------------------------------------
   TASK                DESCRIPTION            TOTAL   1     2     3     4     5     6     7     8     9
----------  --------------------------------  -----  ----  ----  ----  ----  ----  ----  ----  ----  ----
             Labor                             13.4
             Mail
0403-3001   set unit 4 assy 3
             Labor                             17.3
             Mail                               0.3
0404-3001   set unit 4 assy 4
             Labor                             16.1
             Mail
0405-8001   set unit 4 assy 5
             Labor                             11.2
             Mail
0406-8001   set unit 4 assy 6
             Labor                             11.2
             Mail
0400-3005   unit 4 paint
             Labor                             18.6
             Mail                              10.5
0407-8001   set unit 4 assy 7
             Labor                             22.4
             Mail
            UNIT 5
             Labor
             Mail
            system interface info - unit
0500-0831a  5\(incl carousel & main crane)
             Labor
             Mail
0500-0831c  steel and pipe drawings - unit 5
             Labor                             20.7                                       7.5   8.8   4.4
             Mail
0500-0831d  outfit drawings - unit 5
             Labor                             20.7                                                     4
             Mail
0500-0001   cut steel for panels - unit 5
             Labor                              3.1
             Mail                              26.1
0500-0003   eq units & fdns - unit 5
             Labor                              6.2
             Mail                              47.4
0500-0002   spool pipe - unit 5
             Labor                               35
             Mail                              31.6
0504-1001   tab panels - unit 5 assy 4
             Labor                             11.8

                                                                     MONTHS
                                              ----------------------------------------------------
   TASK                DESCRIPTION             10    11    12    13    14    15    16    17    18
----------  --------------------------------  ----  ----  ----  ----  ----  ----  ----  ----  ----
             Labor                            13.4
             Mail
0403-3001   set unit 4 assy 3
             Labor                            17.3
             Mail                              0.3
0404-3001   set unit 4 assy 4
             Labor                            16.1
             Mail
0405-8001   set unit 4 assy 5
             Labor                            11.2
             Mail
0406-8001   set unit 4 assy 6
             Labor                            11.2
             Mail
0400-3005   unit 4 paint
             Labor                            18.6
             Mail                             10.5
0407-8001   set unit 4 assy 7
             Labor                            22.4
             Mail
            UNIT 5
             Labor
             Mail
            system interface info - unit
0500-0831a  5\(incl carousel & main crane)
             Labor
             Mail
0500-0831c  steel and pipe drawings - unit 5
             Labor
             Mail
0500-0831d  outfit drawings - unit 5
             Labor                             8.6     6   2.1
             Mail
0500-0001   cut steel for panels - unit 5
             Labor                             3.1
             Mail                             26.1
0500-0003   eq units & fdns - unit 5
             Labor                               5   1.2
             Mail                               37  10.4
0500-0002   spool pipe - unit 5
             Labor                              21    14
             Mail                             19.2  12.4
0504-1001   fab panels - unit 5 assy 4
             Labor                            11.8

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                                       MONTHS
                                             TASK        -------------------------------------------------------------
 TASK         DESCRIPTION                    TOTAL        1      2      3      4      5      6       7       8      9
 ----         -----------                    -----       ---    ---    ---    ---    ---    ---     ---     ---    ---
           Mall
0503-1001  fab panels - unit 5 assy 3
           Labor                             17.7
           Mall
0502-1001  fab panels - unit 5 assy 2
           Labor                             17.7
           Mall
0501-1001  fab panels - unit 5 assy 1
           Labor                             49.4
           Mall
0503-2001  assemble unit 5 assy 3
           Labor                             23.6
           Mall                               0.5
0502-2001  assemble unit 5 assy 2
           Labor                             21.9
           Mall
0501-2001  assemble unit 5 assy 1
           Labor                             61.3
           Mall
0501-8001  set unit 5 assy 1
           Labor                             56.4
           Mall
0500-8002  set carousel
           Labor                              0.8
           Mall
0502-8001  set unit 5 assy 2
           Labor                             21.3
           Mall                               0.3
0503-8001  set unit 5 assy 3
           Labor                             20.1
           Mall
0504-8001  set unit 5 assy 4
           Labor                               28
           Mall
0500-8001  unit 5 paint
           Labor                             25.5
           Mall                              14.4
           UNIT 6
           Labor
           Mall
           AZIMUTH THRUSTERS & MOTORS -
274M1      ORDER (25%)
           Labor
           Mall                             122.5             122.5

                                                                      MONTHS
                                            --------------------------------------------------------------------
 TASK         DESCRIPTION                    10      11      12      13      14      15      16      17      18
 ----         -----------                   ----    ----    ----    ----    ----    ----    ----    ----    ----
           Mall
0503-1001  fab panels - unit 5 assy 3
           Labor                            17.7
           Mall
0502-1001  fab panels - unit 5 assy 2
           Labor                            17.7
           Mall
0501-1001  fab panels - unit 5 assy 1
           Labor                            37.4      12
           Mall
0503-2001  assemble unit 5 assy 3
           Labor                             5.5    18.1
           Mall                              0.4     0.1
0502-2001  assemble unit 5 assy 2
           Labor                             5.1    16.8
           Mall
0501-2001  assemble unit 5 assy 1
           Labor                                    44.3      17
           Mall
0501-8001  set unit 5 assy 1
           Labor                                            56.4
           Mall
0500-8002  set carousel
           Labor                                             0.8
           Mall
0502-8001  set unit 5 assy 2
           Labor                                            21.3
           Mall                                              0.3
0503-8001  set unit 5 assy 3
           Labor                                                    20.1
           Mall
0504-8001  set unit 5 assy 4
           Labor                                                      28
           Mall
0500-8001  unit 5 paint
           Labor                                                    25.5
           Mall                                                     14.4
           UNIT 6
           Labor
           Mall
           AZIMUTH THRUSTERS & MOTORS -
274M1      ORDER (25%)
           Labor
           Mall

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00

                                                                               MONTHS
                                                 TASK   ----------------------------------------------------
   TASK                DESCRIPTION               TOTAL   1     2     3     4     5     6     7     8     9
----------  ----------------------------------   -----  ----  ----  ----  ----  ----  ----  ----  ----  ----
            system interface info - unit 6\
0600-0831a  (incl. stern ramp & resitor banks)
             Labor
             Mall
0600-0831c  steel & pipe drawings - unit 6
             Labor                                20.7                                 9.9   8.8    2
             Mall
0600-0831d  outfit drawings - unit 6
             Labor                                20.7                                            6.8    8.4
             Mall
0600-0002   spool pipe - unit 6
             Labor                                28.2                                            1.5   26.7
             Mall                                 19.3                                              1   18.3
0600-0001   cut steel for panels - unit 6
             Labor                                 1.9                                                   1.9
             Mall                                 15.9                                                  15.9
0600-0003   eq units & fdns - unit 6
             Labor                                 3.8                                                   3.8
             Mall                                 28.9                                                  28.9
0601-1001   lab panels - unit 6 assy 1
             Labor                                29.4                                                  29.4
             Mall
0602-1001   lab panels - unit 6 assy 2
             Labor                                29.4                                                  29.4
             Mall
0601-2001   assemble unit 6 assy 1
             Labor                                36.5                                                   2.6
             Mall
0602-2001   assemble unit 6 assy 2
             Labor                                36.5                                                   2.2
             Mall
0601-3001   set unit 6 assy 1
             Labor                                29.4
             Mall                                  0.3
0600-3003   unit 6 fit team
             Labor
             Mall
0600-3001   complete unit 6(summary)
             Labor
             Mall
0602-3001   set unit 6 assy 2
             Labor                                28.2
             Mall
0600-3004   unit 6 weld team

                                                                     MONTHS
                                                  ----------------------------------------------------
   TASK                DESCRIPTION                 10    11    12    13    14    15    16    17    18
----------  --------------------------------      ----  ----  ----  ----  ----  ----  ----  ----  ----
            system interface into - unit 6\
0600-0831a  (incl. stern ramp & resitor banks)
             Labor
             Mall
0600-0831c  steel & pipe drawings - unit 6
             Labor
             Mall
0600-0831d  outfit drawings - unit 6
             Labor                                 5.5
             Mall
0600-0002   spool pipe - unit 6
             Labor
             Mall
0600-0001   cut steel for panels - unit 6
             Labor
             Mall
0600-0003   eq units & ldns - unit 6
             Labor
             Mall
0601-1001   lab panels - unit 6 assy 1
             Labor
             Mall
0602-1001   lab panels - unit 6 assy 2
             Labor
             Mall
0601-2001   assemble unit 6 assy 1
             Labor                                27.9     6
             Mall
0602-2001   assemble unit 6 assy 2
             Labor                                24.3    10
             Mall
0601-3001   set unit 6 assy 1
             Labor                                      29.4
             Mall                                        0.3
0600-3003   unit 6 lit team
             Labor
             Mall
0600-3001   complete unit 6(summary)
             Labor
             Mall
0602-3001   set unit 6 assy 2
             Labor                                      28.2
             Mall
0600-3004   unit 6 weld team

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                                       MONTHS
                                             TASK        -------------------------------------------------------------
 TASK         DESCRIPTION                    TOTAL        1      2      3      4      5      6       7       8      9
 ----         -----------                    -----       ---    ---    ---    ---    ---    ---     ---     ---    ---
            Labor
            Mall
           AZIMUTH THRUSTERS & MOTORS -
274M2      RECEIVE(65%)
            Labor
            Mall                            318.5
0600-3002  install z-drives & motors
            Labor                              17
            Mall
0600-3005  unit 6 pipe team
            Labor                            22.9
            Mall                              0.8
0600-3006  unit 6 paint
            Labor                            15.5
            Mall                              8.8
0600-8001  set unit 6
            Labor                            10.7
            Mall
           AZIMUTH THRUSTERS & MOTORS -
274M3      TRIALS(10%)
            Labor
            Mall                               49
           UNIT 7
            Labor
            Mall
0700-0831a system interface info - unit 7
            Labor
            Mall
0700-0831c steel & pipe drawings - unit 7
            Labor                            20.7                            7.5     10.4    2.8
            Mall
0700-0831d outfit drawings - unit 7
            Labor                            20.7                                            5.6    7.9    6.6    0.6
            Mall
0700-0001  cut steel for panels - unit 7
            Labor                             0.6                                                          0.6
            Mall                              5.3                                                          5.3
0700-0002  spool pipe - unit 7
            Labor                             5.1                                                          5.1
            Mall                              6.4                                                          6.4
0700-0003  eq units & fdns - unit 7
            Labor                             1.2                                                          1.2
            Mall                              9.6                                                          9.6
0701-1001  fab panels - unit 7 assy 1

                                                                        MONTHS
                                              --------------------------------------------------------------------
 TASK         DESCRIPTION                      10      11      12      13      14      15      16      17      18
 ----         -----------                     ----    ----    ----    ----    ----    ----    ----    ----    ----
            Labor
            Mall
           AZIMUTH THRUSTERS & MOTORS -
274M2      RECEIVE(65%)
            Labor
            Mall                                     318.5
0600-3002  install z-drives & motors
            Labor                                       17
            Mall
0600-3005  unit 6 pipe team
            Labor                                             17.3     5.6
            Mall                                               0.8
0600-3006  unit 6 paint
            Labor                                                     15.5
            Mall                                                       8.8
0600-8001  set unit 6
            Labor                                                     10.7
            Mall
           AZIMUTH THRUSTERS & MOTORS -
274M3      TRIALS(10%)
            Labor                                                                                              49
            Mall
           UNIT 7
            Labor
            Mall
0700-0831a system interface info - unit 7
            Labor
            Mall
0700-0831c steel & pipe drawings - unit 7
            Labor
            Mall
0700-0831d outfit drawings - unit 7
            Labor
            Mall
0700-0001  cut steel for panels unit 7
            Labor
            Mall
0700-0002  spool pipe - unit 7
            Labor
            Mall
0700-0003  eq units & tdns - unit 7
            Labor
            Mall
0701-1001  fab panels - unit 7 assy 1

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                                       MONTHS
                                             TASK        -------------------------------------------------------------
 TASK         DESCRIPTION                    TOTAL        1      2      3      4      5      6       7       8      9
 ----         -----------                    -----       ---    ---    ---    ---    ---    ---     ---     ---    ---
            Labor                            10.1                                                          10.1
            Mall
0702-1001  fab panels - unit 7 assy 2
            Labor                             9.4                                                           9.4
            Mall
0701-2001  assemble unit 7 assy 1
            Labor                            12.5                                                          12.5
            Mall
0702-2001  assemble unit 7 assy 2
            Labor                            11.7                                                           1.7     10
            Mall
0701-3001  set unit 7 assy 1
            Labor                             8.9                                                           8.9
            Mall
0702-3001  set unit 7 assy 2
            Labor                             8.1                                                                    1.7
            Mall
           UNIT 8
            Labor
            Mall
307M1      ANCHOR HANDLING - ORDER(25%)
            Labor
            Mall                             10                                      10
450M1      LIFEBOATS - ORDER(25%)
            Labor
            Mall                             43.4                                    43.4
0800-0831a system interface info - unit 8
            Labor
            Mall
0800-0831c steel & pipe drawings - unit 8
            Labor                            20.7                                            7     10.5     3.2
            Mall
0800-0002  spool pipe - unit 8
            Labor                             5.4                                                           5.4
            Mall                              6.9                                                           6.9
0800-0831d outfit drawings - unit 8
            Labor                            20.7                                                           5.6      7.6
            Mall
0800-0001  cut steel for panels - unit 8
            Labor                             0.7                                                           0.7
            Mall                              5.7                                                           5.7
0800-0003  eq units & fdns - unit 8
            Labor                             1.4                                                           1.4
            Mall                             10.4                                                          10.4

                                                                       MONTHS
                                             --------------------------------------------------------------------
 TASK         DESCRIPTION                     10      11      12      13      14      15      16      17      18
 ----         -----------                    ----    ----    ----    ----    ----    ----    ----    ----    ----
            Labor
            Mall
0702-1001  fab panels - unit 7 assy 2
            Labor
            Mall
0701-2001  assemble unit 7 assy 1
            Labor
            Mall
0702-2001  assemble unit 7 assy 2
            Labor
            Mall
0701-3001  set unit 7 assy 1
            Labor
            Mall
0702-3001  set unit 7 assy 2
            Labor                             6.4
            Mall
           UNIT 8
            Labor
            Mall
307M1      ANCHOR HANDLING - ORDER(25%)
            Labor
            Mall
450M1      LIFEBOATS - ORDER(25%)
            Labor
            Mall
0800-0831a system interface info - unit 8
            Labor
            Mall
0800-0831c steel & pipe drawings - unit 8
            Labor
            Mall
0800-0002  spool pipe - unit 8
            Labor
            Mall
0800-0831d outfit drawings - unit 8
            Labor                             6.9     0.6
            Mall
0800-0001  cut steel for panels - unit 8
            Labor
            Mall
0800-0003  eq units & tdns - unit 8
            Labor
            Mall

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                                       MONTHS
                                             TASK        -------------------------------------------------------------
 TASK         DESCRIPTION                    TOTAL        1      2      3      4      5      6       7       8      9
 ----         -----------                    -----       ---    ---    ---    ---    ---    ---     ---     ---    ---
0801-1001  fab panels - unit 8 assy 1
            Labor                             9.4                                                           9.4
            Mall
0802-1001  fab panels - unit 8 assy 2
            Labor                            11.8                                                          11.8
            Mall
0801-2001  assemble unit 8 assy 1
            Labor                            11.7                                                                   11.1
            Mall
0802-2001  assemble unit 8 assy 2
            Labor                            14.6                                                                   12.6
            Mall
0803-2001  assemble helideck
            Labor                             7.3                                                                    0.3
            Mall                             30.2                                                                    1.1
0801-3001  set unit 8 assy 1
            Labor                              14
            Mall                              4.1
307M2      ANCHOR HANDLING - RECEIVE(75%)
            Labor
            Mall                             29.6
0800-0307  set anchor windlass
            Labor                             1.2
            Mall
0802-3001  set unit 8 assy 2
            Labor                            10.7
            Mall
0803-3001  outfit helideck
            Labor                             2.4
            Mall                              7.1
0803-3002  set helideck
            Labor                             2.4
            Mall
450M2      LIFEBOATS - RECEIVE(75%)
            Labor
            Mall                            130.1
           UNIT 9
            Labor
            Mall
0900-0831a system interface info - unit 9
            Labor
            Mall
0900-0831c steel & pipe drawings - unit 9
            Labor                            20.7                                                   5.4    13.2      2.1

                                                                             MONTHS
                                               -------------------------------------------------------------
 TASK         DESCRIPTION                       10     11     12     13     14     15      16      17     18
 ----         -----------                      ---    ---    ---    ---    ---    ---     ---     ---    ---
0801-1001  fab panels - unit 8 assy 1
            Labor
            Mall
0802-1001  fab panels - unit 8 assy 2
            Labor
            Mall
0801-2001  assemble unit 8 assy 1
            Labor                              0.6
            Mall
0802-2001  assemble unit 8 assy 2
            Labor                                2
            Mall
0803-2001  assemble helideck
            Labor                              6.2    0.8
            Mall                              25.1      4
0801-3001  set unit 8 assy 1
            Labor                               14
            Mall                               4.1
307M2      ANCHOR HANDLING - RECEIVE(75%)
            Labor
            Mall                              29.6
0800-0307  set anchor windlass
            Labor                              1.2
            Mall
0802-3001  set unit 8 assy 2
            Labor                             10.7
            Mall
0803-3001  outfit helideck
            Labor                                     1.2    1.2
            Mall                                      3.2    3.9
0803-3002  set helideck
            Labor                                            2.4
            Mall
450M2      LIFEBOATS - RECEIVE(75%)
            Labor
            Mall                                           130.1
           UNIT 9
            Labor
            Mall
0900-0831a system interface info - unit 9
            Labor
            Mall
0900-0831c steel & pipe drawings - unit 9
            Labor

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                                       MONTHS
                                             TASK                                      ------
 TASK         DESCRIPTION                    TOTAL        1      2      3      4      5      6       7       8      9
 ----         -----------                    -----       ---    ---    ---    ---    ---    ---     ---     ---    ---
            Mall

0900-0831d outfit drawings - unit 9
            Labor                             20.7                                                                 6.8
            Mall

0900-0002  spool pipe - unit 9
            Labor                                3                                                                 2.4
            Mall                               3.8                                                                 3.2

0900-0001  cut steel for panels - unit 9
            Labor                              0.4                                                                 0.4
            Mall                               3.2                                                                 3.2


0900-0003  eq units & fdns - unit 9
            Labor                              0.8                                                                 0.6
            Mall                               5.8                                                                 4.4

0900-1001  fab panels - unit 9
            Labor                             11.8                                                                 7.2
            Mall

0900-2001  assemble unit 9
            Labor                             14.6
            Mall

0900-3001  set unit 9
            Labor                             10.7
            Mall

           UNIT 10
            Labor
            Mall

410M1      DP EQUIPMENT - ORDER (10%)
            Labor
            Mall                              47.3       47.3

427M1      MONITORING & ALARMS - ORDER (10%)
            Labor
            Mall                              13.9       13.9

           MONITORING & ALARMS - COMPLETE
427M2      DRAWINGS (30%)
            Labor
            Mall                              41.3                            41.3

           DP EQUIPMENT - COMPLETE DRAWINGS
410M2      (30%)
            Labor
            Mall                             141.8                           141.8

1000-0831a system interface info - unit 10
            Labor
            Mall

10000831c steel & pipe drawings - unit 10
            Labor                             20.7                                                  2.1     13.8   4.8

                                                                                  MONTHS

 TASK         DESCRIPTION                                10      11      12      13      14      15      16      17      18
 ----         -----------                               ----    ----    ----    ----    ----    ----    ----    ----    ----
            Mall

0900-0831d outfit drawings - unit 9
            Labor                                        7.9       6
            Mall

0900-0002  spool pipe - unit 9
            Labor                                        0.6
            Mall                                         0.6

0900-0001  cut steel for panels - unit 9
            Labor
            Mall


0900-0003  eq units & fdns - unit 9
            Labor                                        0.2
            Mall                                         1.4

0900-1001  tab panels - unit 9
            Labor                                        4.6
            Mall

0900-2001  assemble unit 9
            Labor                                       13.8     0.8
            Mall

0900-3001  set unit 9
            Labor                                               10.7
            Mall

           UNIT 10
            Labor
            Mall

410M1      DP EQUIPMENT - ORDER (10%)
            Labor
            Mall

427M1      MONITORING & ALARMS - ORDER (10%)
            Labor
            Mall

           MONITORING & ALARMS - COMPLETE
427M2      DRAWINGS (30%)
            Labor
            Mall

           DP EQUIPMENT - COMPLETE DRAWINGS
410M2      (30%)
            Labor
            Mall

1000-0831a system interface info - unit 10
            Labor
            Mall

10000831c steel & pipe drawings - unit 10
            Labor

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00

                                                                            MONTHS
                                              TASK   ----------------------------------------------------
   TASK                DESCRIPTION            TOTAL   1     2     3     4     5     6     7     8     9
----------  --------------------------------  -----  ----  ----  ----  ----  ----  ----  ----  ----  ----
             Mall
1000-0831d  outfit drawings - unit 10
             Labor                             20.7                                                   5.2
             Mall
1000-0001   cut steel for panels - unit 10
             Labor                              0.5                                                   0.5
             Mall                               3.8                                                   3.8
1000-0002   spool pipe - unit 10
             Labor                              4.6
             Mall                              11.6
1000-0003   eq units & fdns - unit 10
             Labor                              2.9
             Mail                               0.8
1000-1001   lab panels - unit 10
             Labor                             14.1
             Mall
1000-2001   assemble unit 10
             Labor                             17.5
             Mall
            SUPERSTRUCTURE COMPLETION/ZONE
            WORK
             Labor
             Mall
362M1       HVAC SYSTEMS - ORDER(10%)
             Labor
             Mall                              37.2        37.2
0700-3002   superstructure fit team
             Labor
             Mall
            HVAC SYSTEMS - SUB INSTALLATION
362M2       (90%)
             Labor                              0.4                                                   0.4
             Mall                             335.2                                                  30.6
0700-3003   superstructure weld team
             Labor
             Mall
0700-3001   complete superstructure(summary)
             Labor
             Mall
0700-3004   superstructure pipe team
             Labor                             30.8                                                   3.4
             Mall                              38.9                                                     4
0700-3005   superstructure electrical team
             Labor                             86.9

                                                                            MONTHS
                                               ----------------------------------------------------
   TASK                DESCRIPTION              10    11    12    13    14    15    16    17    18
----------  --------------------------------   ----  ----  ----  ----  ----  ----  ----  ----  ----
             Mall
1000-0831d  outfit drawings - unit 10
             Labor                              8.3     6   1.2
             Mall
1000-0001   cut steel for panels - unit 10
             Labor
             Mall
1000-0002   spool pipe - unit 10
             Labor                              4.6
             Mall                              11.6
1000-0003   eq units & fdns - unit 10
             Labor                              2.9
             Mall                               0.8
1000-1001   tab panels - unit 10
             Labor                             14.1
             Mall
1000-0002   assemble unit 10
             Labor                              8.4   9.1
             Mall
            SUPERSTRUCTURE COMPLETION/ZONE
            WORK
             Labor
             Mall
362M2       HVAC SYSTEMS - ORDER(10%)
             Labor
             Mall
0700-3002   superstructure fit team
             Labor
             Mall
            HVAC SYSTEMS - SUB INSTALLATION
0700-3002   (90%)
             Labor
             Mall                              37.4    32  35.2  33.6  36.8  33.6  35.2  36.8    24
0700-3003   superstructure weld team
             Labor
             Mall
0700-3001   complete superstructure(summary)
             Labor
             Mall
0700-3004   superstructure pipe team
             Labor                             16.2  11.2
             Mall                              21.3  13.6
0700-3005   superstructure electrical team
             Labor                               30  49.7   7.2

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                                       MONTHS
                                             TASK        -------------------------------------------------------------
 TASK         DESCRIPTION                    TOTAL        1      2      3      4      5      6       7       8      9
 ----         -----------                    -----       ---    ---    ---    ---    ---    ---     ---     ---    ---
           Mall                              136.4
0700-3006  superstructure joiner team
           Labor                               7.6
           Mall
     1000  install console
           (& DP, alarms, etc.)
           Labor
           Mall
410M3      DP EQUIPMENT - RECEIVE (50%)
           Labor
           Mall                             236.3
           MONITORING & ALARMS -
427M3      RECEIVE (50%)
           Labor
           Mall                              68.8
1000-3001  set unit 10
           Labor                             13.4
           Mall
500M       JOINER WORK (subcontractor)
           Labor
           Mall                             621.7
0700-3007  superstructure paint
           Labor                             17.1
           Mall                               9.6
0700-8001  set house
           Labor                             16.1
           Mall                              17.1
410M4      DP EQUIPMENT - TRIALS (10%)
           Labor
           Mall                              47.3
427M4      MONITORING & ALARMS -
           TRIALS (10%)
           Labor
           Mall                              13.8
           LAUNCH WAYS/ZONE WORK
           Labor
           Mall
6012-8008  ways cable pull team - phase 1
           Labor                               66
           Mall                                58
6012-8012  tank testing team
           Labor                               12
           Mall                               0.7
6012-8006  ways pipe outfit team - phase 1
           Labor                             53.7
           Mall                                 2

                                                                      MONTHS
                                            --------------------------------------------------------------------
 TASK         DESCRIPTION                    10      11      12      13      14      15      16      17      18
 ----         -----------                   ----    ----    ----    ----    ----    ----    ----    ----    ----
           Mall                             47.5    77.5    11.4
0700-3006  superstructure joiner team
           Labor                                       4     3.6
           Mall
     1000  install console
           (& DP, alarms, etc.)
           Labor
           Mall
410M3      DP EQUIPMENT - RECEIVE (50%)
           Labor
           Mall                                    236.3
           MONITORING & ALARMS -
427M3      RECEIVE (50%)
           Labor
           Mall                                     68.8
1000-3001  set unit 10
           Labor                                    13.4
           Mall
500M       JOINER WORK (subcontractor)
           Labor
           Mall                                      4.1    90.2    86.1    94.3    86.1    88.9     92      80
0700-3007  superstructure paint
           Labor                                            17.1
           Mall                                              9.6
0700-8001  set house
           Labor                                                    16.1
           Mall                                                     17.1
410M4      DP EQUIPMENT - TRIALS (10%)
           Labor
           Mall                                                                                            47.3
427M4      MONITORING & ALARMS -
           TRIALS (10%)
           Labor
           Mall                                                                                            13.8
           LAUNCH WAYS/ZONE WORK
           Labor
           Mall
6012-8008  ways cable pull team - phase 1
           Labor                            39.9    26.1
           Mall                             35.6    22.4
6012-8012  tank testing team
           Labor                             1.8     4.8     4.4      1
           Mall                              0.6     0.1
6012-8006  ways pipe outfit team - phase 1
           Labor                                    20.4    26.4    6.9
           Mall                                      1.7     0.3

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                               MONTHS
                                                 TASK   ----------------------------------------------------
   TASK                DESCRIPTION               TOTAL   1     2     3     4     5     6     7     8     9
----------  ----------------------------------   -----  ----  ----  ----  ----  ----  ----  ----  ----  ----
6012-8002   ways steel outfit team - phase 1
             Labor                                27.9
             Mall                                 27.1
6012-8009   ways cable pull team - phase 2
             Labor                                  66
             Mall                                   58
6012-8010   electrical hookup team - phase 1
             Labor                                35.4
             Mall                                 18.6
6012-8013   paint interior hull
             Labor                                14.2
             Mall                                    8
6012-8007   ways pipe outfit team - phase 2
             Labor                                73.1
             Mall                                 33.5
6012-8003   ways steel outfit team - phase 2
             Labor                                 5.1
             Mall
6012-8004   joiner outfit team - hold & main deck
             Labor                                 7.6
             Mall
           electronic nav, comm, & computer
6012-8019  network installation
             Labor
             Mall                                200.7
6012-8015   pipe system test team - phase 1
             Labor                                22.4
             Mall
6012-8011   electrical hookup team - phase 2
             Labor                                72.8
             Mall                                 39.2
6012-8016   machinist team - phase 1
             Labor                                26.8
             Mall
6012-8014   paint exterior hull
             Labor                                 8.3
             Mall                                  4.7
6012-9008   power & light testing/startup team
             Labor                                  10
             Mall
6012-8005   joiner outfit team - shipwide
            completion
             Labor                                16.9
             Mall                                 62.8
6012-8017   machinist team - phase 2

                                                                             MONTHS
                                              -----------------------------------------------------
   TASK                DESCRIPTION             10    11    12    13     14    15    16    17    18
----------  --------------------------------  ----  ----  ----  ----   ----  ----  ----  ----  ----
6012-8002   ways steel outfit team - phase 1
             Labor                                   5.5  15.4     7
             Mall                                    5.5  15.1   6.5
6012-8009   ways cable pull team - phase 2
             Labor                                  11.4  41.8  12.8
             Mall                                   10.2  36.6  11.2
6012-8010   electrical hookup team - phase 1
             Labor                                   4.8  17.3  13.3
             Mall                                    2.4   8.8   7.4
6012-8013   paint interior hull
             Labor                                                 8    6.2
             Mall                                                4.8    3.2
6012-8007   ways pipe outfit team - phase 2
             Labor                                              25.5   37.4  10.2
             Mall                                                 12   16.6   4.9
6012-8003   ways steel outfit team - phase 2
             Labor                                                 2    2.4   0.7
             Mall
6012-8004   joiner outfit team - hold & main
            deck
             Labor                                               1.4    4.6   1.6
             Mall
           electronic nav, comm, & computer
6012-8019  network installation
             Labor                                               9.2  104.3  87.2
             Mall
6012-8015   pipe system test team - phase 1
             Labor                                                 1   11.5   9.9
             Mall
6012-8011   electrical hookup team - phase 2
             Labor                                               3.6   38.5  30.7
             Mall                                                  2   20.6  16.6
6012-8016   machinist team - phase 1
             Labor                                                 1     18   7.8
             Mall
6012-8014   paint exterior hull
             Labor                                                      5.3     3
             Mall                                                       2.9   1.8
6012-9008   power & light testing/startup
            team
             Labor                                                            4.4   4.4   1.2
             Mall
6012-8005   joiner outfit team - shipwide
            completion
             Labor                                                            5.9   9.3   1.7
             Mall                                                            18.8  33.5  10.5
6012-8017   machinist team - phase 2

ATTACHMENT TO APPENDIX B
MIDNIGHT WARRIOR - 10,000 POINT VALUE ALLOCATION                         3/15/00


                                                                                       MONTHS
                                             TASK        -------------------------------------------------------------
 TASK         DESCRIPTION                    TOTAL        1      2      3      4      5      6       7       8      9
 ----         -----------                    -----       ---    ---    ---    ---    ---    ---     ---     ---    ---
             Labor                            9.1
             Mall
           WET BERTH/ZONE WORK
             Labor
             Mall
6012-9001  rollout & launch
             Labor                           41.7
             Mall                             7.3
6012-9003  set main reel
             Labor                              1
             Mall
6012-9006  control & monitoring
           test/startup
             Labor                           54.8
             Mall                            51.5
6012-9002  final pipe install &
           testing team
             Labor                           20.1
             Mall
6012-9004  set stern ramp
             Labor                              1
             Mall
6012-9005  set main crane
             Labor                            0.9
             Mall
6012-8018  crank engines
             Labor
             Mall
6101       INCLINING EXPERIMENT
             Labor                            1.7
             Mall                             0.7
6012-9007  final paint & grooming
             Labor                           18.9
             Mall                            10.6
6012-9990  trials & corrections
             Labor                            8.4
             Mall                            24.8
6012-9999  delivery
             Labor
             Mall
                            TOTALS >        10000      188.7  665.9  317.7  675.5  134.4  450.8   347.9   697.6  614.2

                                       CUMULATIVE >    188.7  854.6   1172   1848   1982   2433    2781    3478   4093

                                                                                    MONTHS
                                                     --------------------------------------------------------------
 TASK         DESCRIPTION                             10     11    12     13     14     15      16      17      18
 ----         -----------                            ----   ----  ----   ----   ----   ----    ----    ----    ----
             Labor                                                                       2.5     6.6
             Mall
           WET BERTH/ZONE WORK
             Labor
             Mall
6012-9001  rollout & launch
             Labor                                                                      41.7
             Mall                                                                        7.3
6012-9003  set main reel
             Labor                                                                       0.5     0.5
             Mall
6012-9006  control & monitoring
           test/startup
             Labor                                                                              31.1    23.7
             Mall                                                                               28.7    22.8
6012-9002  final pipe install &
           testing team
             Labor                                                                                11     9.1
             Mall
6012-9004  set stern ramp
             Labor                                                                                 1
             Mall
6012-9005  set main crane
             Labor                                                                               0.9
             Mall
6012-8018  crank engines
             Labor
             Mall
6101       INCLINING EXPERIMENT
             Labor                                                                                       1.7
             Mall                                                                                        0.7
6012-9007  final paint & grooming
             Labor                                                                                       3.2   15.7
             Mall                                                                                        1.8    8.8
6012-9990  trials & corrections
             Labor                                                                                              8.4
             Mall                                                                                              24.8
6012-9999  delivery
             Labor
             Mall
                           TOTALS >                  1012   2222  677.9  418.1  402.6  375.2   251.1   205.2  343.4

                                    CUMULATIVE >     5104   7327   8004   8423   8825   9200    9451    9657  10000

                                MIDNIGHT WARRIOR                         3/30/00

                 [CHART OF MONTHLY POINTS AND CUMULATIVE POINTS]

Midnight Warrior Construction Contract


29. APPENDIX C - MODEL PERFORMANCE BOND


























March 30, 2000                                                     Page 22 of 23

                                                            APPENDIX C

                                               THE AMERICAN INSTITUTE OF ARCHITECTS

                                            [THE AMERICAN INSTITUTE OF ARCHITECTS LOGO]

----------------------------------------------------------------------------------------------------------------------------------

                                                         AIA Document A311

                                                         PERFORMANCE BOND


----------------------------------------------------------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS: that
                                                                  (Here insert full name and address or legal title of Contractor)


as Principal, hereinafter called Contractor, and,
                                                                      (Here insert full name and address or legal title of Surety)


as Surety, hereinafter called Surety, are held and firmly bound unto
                                                                     (Here insert full name and address or legal title of Owner)


as Obligee, hereinafter called Owner, in the amount of

                                                                                                      Dollars ($                ),

for the payment whereof Contractor and Surety bind themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

WHEREAS,

Contractor has by written agreement dated                    19   , entered into a contract with Owner for
(Here insert full name, address and description of project)


in accordance with Drawings and Specifications prepared by
                                                                   (Here insert full name and address or legal title of Architect)


which contract is by reference made a part hereof, and is hereinafter referred to as the Contract.

----------------------------------------------------------------------------------------------------------------------------------
AIA DOCUMENT A311 * PERFORMANCE BOND AND LABOR AND MATERIAL PAYMENT BOND * AIA o
FEBRUARY 1970 ED. * THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 N.Y. AVE. N.W., WASHINGTON, D.C. 20006

                                PERFORMANCE BOND

NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION is such that, if Contractor shall promptly and faithfully perform said Contract, then this obligation shall be null and void; otherwise it shall remain in full force and effect.

     The Surety hereby waives notice of any alteration or extension of time made by the Owner.

     Whenever Contractor shall be, and declared by Owner to be in default under the Contract, the Owner having performed Owner's obligations thereunder, the Surety may promptly remedy the default, or shall promptly

1) Complete the Contract in accordance with its terms and conditions, or

2) Obtain a bid or bids for completing the Contract in accordance with its terms and conditions, and upon determination by Surety of the lowest responsible bidder, or, if the Owner elects, upon determination by the Owner and the Surety jointly of the lowest responsible bidder, arrange for a contract between such bidder and Owner, and make available as Work progresses (even though there should be a default or a succession of defaults under the contract or contracts of completion arranged under this paragraph) sufficient funds to pay the cost of completion less the balance of the contract price: but not exceeding, including other costs and damages for which the Surety may be liable hereunder, the amount set forth in the first paragraph hereof. The term "balance of the contract price," as used in this paragraph, shall mean the total amount payable by Owner to Contractor under the Contract and any amendments thereto, less the amount properly paid by Owner to Contractor.

     Any suit under this bond must be instituted before the expiration of two
(2) years from the date on which final payment under the Contract falls due.

     No right of action shall accrue on this bond to or for the use of any person or corporation other than the Owner named herein or the heirs, executors, administrators or successors of the Owner.




Signed and sealed this                day of                     19


                                             -----------------------------------
                                                         (Principal)      (Seal)
-----------------------------------
            (Witness)
                                             -----------------------------------
                                                           (Title)



                                             -----------------------------------
                                                           (Surety)       (Seal)
-----------------------------------
            (Witness)
                                             -----------------------------------
                                                           (Title)


--------------------------------------------------------------------------------
AIA DOCUMENT A311 * PERFORMANCE BOND AND LABOR AND MATERIAL PAYMENT BOND * AIA o FEBRUARY 1970 ED. * THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 N.Y. AVE. N.W., WASHINGTON, D.C. 20006

               [THE AMERICAN INSTITUTE OF ARCHITECTS LETTERHEAD]

--------------------------------------------------------------------------------

                               AIA Document A311

                        LABOR AND MATERIAL PAYMENT BOND

    THIS BOND IS ISSUED SIMULTANEOUSLY WITH PERFORMANCE BOND IN FAVOR OF THE
     OWNER CONDITIONED ON THE FULL AND FAITHFUL PERFORMANCE OF THE CONTRACT

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS: that

                (Here insert full name and address or legal title of Contractor)

as Principal, hereinafter called Principal, and,

                    (Here insert full name and address or legal title of Surety)

as Surety, hereinafter called Surety, are held and firmly bound unto

                     (Here insert full name and address or legal title of Owner)

as Obligee, hereinafter called Owner, for the use and benefit of claimants as hereinbelow defined, in the amount of

            (Here insert a sum equal to at least one-half of the contract price)

Dollars ($                 ), for the payment whereof Principal and Surety bind
themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

WHEREAS,

Principal has by written agreement dated              19  , entered into a
contract with Owner for
                     (Here insert full name, address and description of project)

in accordance with Drawings and Specifications prepared by
                 (Here insert full name and address or legal title of Architect)

which contract is by reference made a part hereof, and is hereinafter referred to as the Contract.


--------------------------------------------------------------------------------

AIA document A311 * performance bond and labor and material payment bond * AIA
o February 1970 ED. * The American Institute of Architects, 1735 N.Y. Ave. N.W., Washington, D.C. 20006.

                        LABOR AND MATERIAL PAYMENT BOND


NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION is such that, if Principal shall promptly make payment to all claimants as hereinafter defined, for all labor and material used or reasonably required for use in the performance of the Contract, then this obligation shall be void; otherwise it shall remain in full force and effect, subject, however, to the following conditions:

     1. A claimant is defined as one having a direct contract with the Principal or with a Subcontractor of the Principal for labor, material, or both, used or reasonably required for use in the performance of the Contract, labor and material being construed to include that part of water, gas, power, light, heat, oil, gasoline, telephone service or rental of equipment directly applicable to the Contract.

     2. The above named Principal and Surety hereby jointly and severally agree with the Owner that every claimant as herein defined, who has not been paid in full before the expiration of a period of ninety (90) days after the date on which the last of such claimant's work or labor was done or performed, or materials were furnished by such claimant, may sue on this bond for the use of such claimant, prosecute the suit to final judgment for such sum or sums as may be justly due claimant, and have execution thereon. The Owner shall not be liable for the payment of any costs or expenses of any such suit.

     3. No suit or action shall be commenced hereunder by any claimant:

a) Unless claimant, other than one having a direct contract with the Principal, shall have given written notice to any two of the following: the Principal, the Owner, or the Surety above named, within ninety (90) days after such claimant did or performed the last of the work or labor, or furnished the last of the materials for which said claim is made, stating with substantial accuracy the amount claimed and the name of the party to whom the materials were furnished, or for whom the work or labor was done or performed. Such notice shall be served by mailing the same by registered mail or certified mail, postage prepaid, in an envelope addressed to the Principal, Owner or Surety, at any place where an office is regularly maintained for the transaction of business, or served in any manner in which legal process may be served in the state in which the aforesaid project is located, save that such service need not be made by a public officer.

b) After the expiration of one (1) year following the date on which Principal ceased Work on said Contract, it being understood, however, that if any limitation embodied in this bond is prohibited by any law controlling the construction hereof such limitation shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

c) Other than in a state court of competent jurisdiction in and for the county or other political subdivision of the state in which the Project, or any part thereof, is situated, or in the United States District Court for the district in which the Project, or any part thereof, is situated, and not elsewhere.

     4. The amount of this bond shall be reduced by and to the extent of any payment or payments made in good faith hereunder, inclusive of the payment by Surety of mechanics' liens which may be filed of record against said improvement, whether or not claim for the amount of such lien be presented under and against this bond.


Signed and sealed this              day of                        19

                                       -----------------------------------------
                                                      (Principal)         (Seal)
--------------------------------------
              (Witness)
                                       -----------------------------------------
                                                        (Title)



                                       -----------------------------------------
                                                        (Surety)          (Seal)
--------------------------------------
              (Witness)
                                       -----------------------------------------
                                                        (Title)

--------------------------------------------------------------------------------

AIA document A311 * performance bond and labor and material payment bond * AIA
o February 1970 ED. * The American Institute of Architects, 1735 N.Y. Ave. N.W., Washington, D.C. 20006.

30. APPENDIX D    UNIT RATES


























March 30, 2000                                                     Page 23 of 23

Appendix D

The following mark-ups, unit rates, labor and equipment rates will be used to calculate the value of Contract Change Orders (Article 9 of the Contract).

1. PROCUREMENT

Material and equipment              Cost + 15%
Subcontractors/Equipment Rental     Cost + 15%

2. UNIT RATES FOR ITEMIZED WORK

UNIT PRICES FOR STRUCTURAL STEEL
(Labor Only)

Without Shape              Hours/pound
Fabrication                0.0174
Erection                   0.02625

With Shape                 Hours/pound
Fabrication                0.02768
Erection                   0.04685

*Note: 500 pound minimum per location

PIPE RENEWAL PRICES

A)       in Engine Room, Below Floor Plates
         Straight Pipe, per Inch dia/Ft Length                 $26.25
         Elbow, per Inch dia                                   $53.00
         Tees, per inch dia                                    $78.75
         Flanges, per inch dia                                 $53.00

B)       In Engine Room, Above Floor Plates
         Straight Pipe, per Inch dia/Ft Length                 $17.50
         Elbows, per inch dia                                  $35.00
         Tees, per inch dia                                    $52.50
         Flanges, per inch dia                                 $35.00

C)       In Double Bottom Tanks
         Straight Pipe, per Inch dia/ft Length                 $21.88
         Elbows, per Inch dia                                  $43.76
         Tees, per Inch dia                                    $65.64
         Flanges, per inch dia                                 $43.76

D)   On Deck
     Straight Pipe, per inch dia/Ft Length                  $ 8.75
     Elbows, per Inch dia                                   $17.50
     Tees, per inch dia                                     $26.25
     Flanges, per Inch dia                                  $17.50

E)   In Cargo Tanks
     Straight Pipe, per Inch dia/Ft Length                  $13.13
     Elbows, per Inch dia                                   $26.26
     Tees, per inch dia                                     $39.39
     Flanges, per inch dia                                  $26.26

Above prices for labor only for Schedule 40 or Schedule 80 black steel pipe. Material furnished at cost plus 15% margin. Stainless steel and copper nickel 90/10, add 10% for labor, and materials at cost plus 15%. For galvanized pipe, add 20% to the above prices. Does not include any hot dip galvanizing.

Exclusions to above:

o    Access cuts

o    Interferences

o    Scaffolds

o    Cleaning for Gas-free, mud and scale removal, and certificates

o    Paint

o    Hydrostatic Testing

ELECTRICAL CABLE INSTALLATION
(Labor Only)

Pull D-20 thru F-16                     0.10 hours/foot
Pull D-20 thru F-50                     0.12 hours/foot
Pull D-52 thru F-83                     0.15 hours/foot
Pull D-100 thru F-168                   0.20 hours/foot
Pull T or F200 thru 250                 0.25 hours/foot
Pull T or F300 thru 350                 0.35 hours/foot
Pull T or F400 thru 500                 0.50 hours/foot
Pull T or F500 thru 750                 0.60 hours/foot

HULL EXTERIOR - SPOT BLAST & PAINT (Per Square Foot) - Owner Furnished Paint

                    Flat Bottom         Vert Sides          Freeboard
HPWW (3000psi)      $0.30/Sq.Ft.        $0.35/Sq.Ft.        $0.40/Sq.Ft.
Hand Scrape         $0,38/Sq.Ft.        $0.43/Sq.R.         $0.48/Sq.Ft.
Chemical Clean      $0-SO/Sq.Ft.        $0.55/Sq.Ft.        $0.60/Sq.Ft.
SA-1                $0.90/Sq.Ft         $0.95/Sq.Ft.        $1.00/Sq.Ft.

SA-2                          $1,35/Sq.Ft.        $1,40/Sq.Ft.        $1,45/Sq.Ft.
SA-2.5                        $1.60/Sq.Ft.        $1.65/Sq.Ft.        $1.70/Sq.Ft.
Spot Coats per each coat      $0.15/Sq.Ft.        $0.18/Sq.Ft.        $0.20/Sq.Ft.

*** Any tin-based paint application requires a special representative @
    $500.00/Day during application.

    Disposal of tin-contaminated sand will be subject to special pricing after TCLP test.

HULL EXTERIOR - FULL BLAST & PAINT (Per Square Foot) - Owner Furnished Paint

                            Flat Bottom          Vert Sides          Freeboard
HPWW (3000psi)              $0.27/Sq.Ft.        $0.29/Sq.Ft.        $0.31/Sq.Ft.
SA-1                        $0.80/Sq.Ft.        $0.82/Sq.Ft.        $0.84/Sq,Ft.
SA-2                        $1.25/Sq.Ft.        $1.27/Sq.Ft.        $1.29/Sq.Ft.
SA-2.5                      $1.40/Sq.Ft.        $1,42/Sq.Ft.        $1.44/Sq.Ft.
Full Coats per each coat    $0.12/Sq.Ft.        $0.14/Sq.Ft.        $0.16/Sq.Ft.

*** Any tin-based paint application requires a special representative @
    $500.00/Day during application.

    Disposal of tin-contaminated sand will be subject to special pricing after TCLP test.

* Environmental Protection @ $7.00/Lft (LOA) (Required If any blast & paint Items Invoked)

*   Drydock Cleaning @ $7.50/Lft (LOA) (Required If any blast & paint Items
    Invoked)

NOTE:

Hand scraping chemical cleaning, or spot blasting which is less than 10% of the total vessel square footage by category as listed above (flat bottom, vertical sides, or freeboard) will be surcharged 25%. If less than 5%, a 40% surcharge will apply, but in no case less than $500.00 per area. If, after survey, only high pressure wash is used a fee of $1000.00 will be charged for blast equipment already in place,

Spot coating less than 10% total square feet by area listed above will be surcharged 25%. If less than 5%, a 40% surcharge will be applied, but in no case less than $250.00 minimum per area.

Cutting Waterline             $3.00/Ft. LOA
Draft Marks                   $1080.00
Name & Hailing Port           $960.00

Special Marks or Company Logos - Priced After Survey
Scuppers and plugs additional, if required

3. LABOR RATES

Unskilled Labor - Straight Time              $25.00/hour
Unskilled Labor - Overtime                   $40.00/hour
Yard Labor - Straight Time                   $38.50/hour
Yard Labor - Overtime                        $52.00/hour
Supervision - Straight Time                  $40.00/hour
Supervision - Overtime                       $58.50/hour
Machine Shop - Straight Time                 $40.00/hour + $20.00/hour if shop equipment is used
Machine Shop - Overtime                      $55.00/hour + $20.00/hour if shop equipment is used

The above rates include the usage of equipment presently owned by Builder excluding the following:

(1)  Drydock Fees and Related Costs

(2)  250 ton Crane

(3)  Floating Crane

March 30, 2000

Torch Deepwater, Inc.
Mr. Patrice Chemin
President
401 Whitney Avenue, Suite 400
Gretna, LA 70056

                                                               Gretna, Louisiana
                                                                   June 28, 2000

REF: Memorandum of Agreement to extend the validity of that certain vessel construction contract to build the Midnight Warrior between Bender Shipbuilding and Repair Co., Inc. and Torch Deepwater, Inc. executed on March 30, 2000, from June 28, 2000 to September 28, 2000.

Dear Patrice,

This is to confirm to you that we agree to extend the validity of the above-mentioned contract to September 28, 2000, subject to our mutual agreement on the items of additional cost that has resulted from the extension. The mutual decision as to the items of cost and their amount shall be determined within the next 30 days from the above date, as per appendix A.

Please signify your agreement to the above by signing in the space provided below.

Yours truly

/s/ FRANC G. TERRIELL JR.

Bender Shipbuilding and Repair Co., Inc.
Franc G. Terriell Jr.
Vice President

Accepted and agreed this 28 day of June, 2000.

By: /s/ Patrice Chemin

                           [TORCH OFFSHORE LETTERHEAD]

Bender Shipbuilding and Repair
265 South Water Street
Mobile, AL  36603

Our reference: ENG-BEN-LE-006                                 September 25, 2000

Attention: Bob Shanks

Subject: Midnight Warrior Construction Contract dated March 30, 2000.

Dear Sirs,

With reference to our fax Eng-Ben-Fx-005 dated September 7, 2000, your letter #1-7070-007 dated September 7, 2000 and our meeting of today, we confirm Torch Deepwater Inc. agreement to the $781,213 additional increase of the Midnight Warrior construction price requested by Bender Shipbuilding and Repair for extending from 182 days to 266 days the period of time mentioned at Article 26 - Contract Effective Date of the above mentioned contract.

For the sake of good order the Contract Price (Article 3, Consideration and Progress Payment) becomes $37,909,427 and the Contract validity is extended until December 31, 2000 (Article 26, Contract Effective Date) by the mutual agreement of Builder and Owner.

Therefore, we would be glad to receive your confirmation of this agreement by returning a signed copy of this letter to Torch.

Sincerely yours,


/s/ Lyle Stockstill                             /s/ T.B. Bender, Jr.
Lyle Stockstill                                 Bender Shipbuilding and Repair
Chairman and CEO

                   [BENDER SHIPBUILDING AND REPAIR LETTERHEAD]

                                                          Telecopier Cover Sheet

To:    Vincent Lecarme                     From: Tommy Jackson
       Torch Offshore, L.L.C.

Date:  27 December 2000

Fax:   504/367/7075                        No. of Pages: 1, Including this page.
                                                  If you have not received all
                                                  of these pages, please call.

Subj:  Midnight Warrior Construction Contract dated March 30, 2000

Dear Vincent,

As per telephone conversation today, this is to confirm the cancellation of our scheduled meeting on December 28, 2000.

For the sake of good order, the contract price of $37,909,427.00 (letter of September 25, 2000) and the contract validity is extended until 10 January 2001.

Therefore, we would be glad to receive your confirmation of this agreement by returning a signed copy of this letter to Bender.

Regards,

BENDER SHIPBUILDING & REPAIR CO., INC.

/s/ H. Tommy Jackson
H. Tommy Jackson                                    Read and agreed to:

                                                    By: /s/ Vincent Lecarme
                                                       --------------------
                                                       Vincent Lecarme
SN-8403
                                                    Date: 12-27-00
                                                         ------------------

                           [TORCH OFFSHORE LETTERHEAD]

Bender Shipbuilding and Repair
265 South Water Street
Mobile, AL 36603

Our reference: ENG-BEN-LE-009                                    January 9, 2001

Attention: Bob Shanks

Subject: Midnight Warrior Construction Contract dated March 30, 2000.

Dear Sirs,

With reference to our fax Eng-Ben-Fx-005 date December 7, 2000, your letter dated December 7, 2000 and our exchange of e-mails of today, we confirm Torch Deepwater Inc. and Bender Shipbuilding and Repair agreement for extending from 266 days to 405 days the period of time mentioned at Article 26 - Contract Effective Date of the above mentioned contract at no cost to Torch Deepwater Inc.

For the sake of good order the Contract Price (Article 3, Consideration and Progress Payment) is $37,909,427 and the Contract validity is extended until May 10, 2001 (Article 26, Contract Effective Date) by the mutual agreement of Builder and Owner.

Therefore, we would be glad to receive your confirmation of this agreement by returning a signed copy of this letter to Torch.

Sincerely yours,


/s/ Lyle Stockstill                              /s/ T.B. Bender, Jr.
Lyle Stockstill                                  Bender Shipbuilding and Repair
Chairman and CEO                                 PRES & CEO

                      [TORCH OFFSHORE, L.L.C. LETTERHEAD]


Bender Ship Building & Repair Co. Inc.
265 South Water Street
Mobile, AL 36603

                                                                    May 10, 2001

Subject: Midnight Warrior Construction Contract dated 30 March 2000


Dear Sirs,

This letter is to confirm Torch Deepwater, Inc. and Bender Shipbuilding & Repair Co. Inc. agreement to extend from 10 May 2001 to 15 August 2001, a total extension of ninety-seven (97) days, the period of time mentioned at Article 26 -- Contract Effective Date of the subject contract. It is agreed between Torch Deepwater, Inc. and Bender Shipbuilding & Repair Co. Inc. that this extension incorporates the following adjustments and considerations:

     a. Base Contract price (Article 3 Consideration and Progress Payment) is increased by a total of two million one hundred and forty-nine thousand seven hundred and twenty-eight dollars ($2,149,728.00) for a new contract price of $40,059,155.00.

     b. Time for completion of the vessel (Article 7. of subject contract) is changed to twenty-two (22) months from eighteen (18) months for a total additional time of four (4) months.

     c. The vessel purchase option agreement executed on 10 January 2001 will be revised to reflect the following change to paragraph 3 of the option agreement:

        "The price of the Option Vessel shall be $38,789,000.00 if the option is exercised by Owner on or before 15 October 2001. The price of the Option Vessel shall be $39,700,571.00 if the option is exercised by Owner after 15 October 2001 and before 15 April 2002.

Please confirm acceptance of this agreement by returning a signed copy of this letter to Torch.

Sincerely yours,

/s/ LYLE STOCKSTILL               Signed:  /s/ BRUCE K. CROUCHER, VP
                                           -------------------------------------
Lyle Stockstill                            Bender Shipbuilding & Repair Co. Inc.
Chairman, President and CEO


                                                                     Page 1 of 1